UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09439

Exact name of registrant as specified in charter:	Strategic Partners Style
Specific Funds

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	7/31/2005

Date of reporting period:	7/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

STYLE SPECIFIC FUNDS

STRATEGIC PARTNERS

Large Capitalization Growth Fund

OBJECTIVE

Seeks long-term capital appreciation

STRATEGIC PARTNERS

Large Capitalization Value Fund

OBJECTIVE

Seeks total return consisting of capital appreciation and dividend income

STRATEGIC PARTNERS

Small Capitalization Growth Fund

OBJECTIVE

Seeks maximum capital appreciation

STRATEGIC PARTNERS

Small Capitalization Value Fund

OBJECTIVE

Seeks above-average capital appreciation

STRATEGIC PARTNERS

Total Return Bond Fund

OBJECTIVE

Seeks total return consisting of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

STRATEGIC    PARTNERS

STYLE SPECIFIC FUNDS

Dear Shareholder,

September 16, 2005

We hope that you find the annual report for the Strategic Partners Style Specific Funds informative and useful. As a Strategic Partners Mutual Fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and reflects your personal investment profile and tolerance for risk.

Strategic Partners Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds feature leading asset managers not just from a single company but from the entire investment industry.

Thank you for choosing Strategic Partners Mutual Funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Style Specific Funds

Strategic Partners Style Specific Funds	1

IMPORTANT NOTICE REGARDING CHANGE

IN INVESTMENT POLICY

Strategic Partners Style Specific Funds

Strategic Partners Large Capitalization Growth Fund

Strategic Partners Large Capitalization Value Fund

The purpose of this notice is to alert you to an important change in the investment policies of the Strategic Partners Large Capitalization Growth Fund and the Strategic Partners Large Capitalization Value Fund (the “Funds”), which are expected to occur on or about December 1, 2005. Each of the Funds currently follows a non-fundamental policy of normally investing at least 80% of its investable assets in common stocks and securities convertible into common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase).

At a recent meeting, the Board of Trustees of Strategic Partners Style Specific Funds approved a change in each Fund’s non-fundamental investment policy. Under the revised policy, each Fund will invest, under normal circumstances, at least 80% of its investable assets in the common stocks of large companies. Large companies may be defined as those companies with market capitalizations comparable to those found in the Russell 1000 Index. As of December 31, 2004, the Russell 1000 Index market capitalization range was approximately $495 million to $395 billion. Market capitalization is measured at the time of purchase.

Notice date: September 30, 2005.

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Investment Adviser’s Report

Market overview

The 12 months ended July 31, 2005, were a good time for investors overall, with positive returns in all major asset classes. The global economy continued to grow, although the pace of growth slowed slightly in Europe and China. China continued to cruise at 8% to 9% growth, pulling along much of the developing world and Japan. The international equity markets generally outperformed U.S. stocks. However, international results for U.S. dollar-based investors were affected by the sharp decline of the dollar early in the reporting period and then by its steep rise in the latter part. Over the full 12 months, the impact evened out as compared with other developed market currencies.

There was a slight decline in U.S. long-term interest rates, even as the Federal Reserve (Fed) pushed up short-term rates. Bond prices move in the opposite direction from interest rates, and the prices of bonds that have locked in a particular yield for a longer duration are more affected by interest-rate changes than those of short-term investments. As a result, longer-term bonds had strong total returns (including both yield income and the impact of changing bond prices) while short-term investors benefited from progressively higher yields. Because of the favorable economic environment, fixed income sectors where credit quality is an important factor, such as high yield bonds, performed particularly well. Nonetheless, investors were jittery about the implications of the interest-rate changes, fearing that the continuing stream of Fed tightenings would hurt the economy in the future.

Continuing high oil prices also had both a positive and a negative side. Energy-related stocks surged, driven by very strong profit growth. However, investors were concerned about the impact of energy prices on other sectors. The U.S. automobile industry, in particular, with its dependence on SUV sales and exposure to high labor-related costs, had a sharp drop in profitability and share prices. Other consumer industries, particularly housing, were strong. In the S&P 500, total returns of sector averages other than energy, utilities, and consumer discretionary (which includes the automobile industry) clustered in the 10% to 12% range.

Despite valuations (share prices in relation to measures of intrinsic value) that were near historical highs for value stocks, both large-cap and small-cap value stocks continued to outperform growth for most of the reporting period. Moreover, small-cap stocks, which appeared to be expensive relative to large caps, nonetheless substantially outperformed stocks of larger companies.

Strategic Partners Style Specific Funds	3

Source: Lipper Inc.

The chart above shows the total returns for one year ended July 31, 2005, of various securities indexes that are generally considered representative of the broad market sectors and does not reflect a mutual fund’s expenses. The performance cited does not represent the performance of any actual mutual fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values.

The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

The Lehman Government/Credit Index is an unmanaged index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. It gives a broad look at how bond prices have performed.

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Your Fund’s Performance

Strategic Partners Large Capitalization Growth Fund

Fund objective

The Strategic Partners Large Capitalization Growth Fund, managed by Columbus Circle Investors and Oak Associates, Ltd., has long-term capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Shareholders of the Fund recently approved the appointment of Jennison Associates LLC (Jennison) as the Fund’s new investment subadviser in replacement of Columbus Circle Investors and Oak Associates, Ltd. Jennison is expected to assume day-to-day responsibility for the Fund on September 20, 2005. At that time the Fund will change its name to Jennison Conservative Growth Fund.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 7/31/05
	One Year	Five Years	Since Inception[2]
Class A	13.22%	–41.55%	–22.90%
Class B	12.16	–43.71	–26.20
Class C	12.16	–43.71	–26.20
S&P 500 Index[3]	14.04	–6.56	–1.05
Russell 1000 Growth Index[4]	13.04	–36.64	–26.35
Lipper Large-Cap Core Funds Avg.[5]	12.60	–11.21	–3.51

Average Annual Total Returns[1] as of 6/30/05
	One Year	Five Years	Since Inception[2]
Class A	–5.63%	–12.49%	–6.28%
Class B	–5.94	–12.34	–6.23
Class C	–1.98	–12.17	–6.06
S&P 500 Index[3]	6.32	–2.37	–0.83
Russell 1000 Growth Index[4]	1.68	–10.36	–6.05
Lipper Large-Cap Core Funds Avg.[5]	4.41	–3.62	–1.49

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end

Strategic Partners Style Specific Funds	5

Your Fund’s Performance (continued)

sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers were in effect. Without such fee waivers, the returns for the share classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/3/99.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

5The Lipper Large-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Russell 1000 Growth Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/05
eBay, Inc., Internet & Catalog Retail	3.2%
Juniper Networks, Inc., Internet	3.1
Cisco Systems, Inc., Computers & Business Equipment	2.7
QUALCOMM, Inc., Communication Equipment	2.4
Google, Inc., Internet	2.3

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/05
Semiconductors & Semiconductor Equipment	8.8%
Communication Equipment	6.5
Internet	5.4
Retail	5.0
Biotechnology	4.7

Industry weightings are subject to change.

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Investment Adviser’s Report

The return on the Strategic Partners Large Capitalization Growth Fund’s Class A shares over the reporting period was 13.22%, in line with the Russell 1000 Growth Index (+13.04%) and ahead of the Lipper Large-Cap Core Funds Average (+12.60%). However, the Fund trailed the Lipper Large-Cap Growth Funds Average (+14.20%). Lipper’s methodology places the Fund in the Large-Cap Core Funds group, but we believe the best comparison is with large-cap growth funds. Including Class A share initial sales charges, the return was 6.99%.

The Fund’s two subadvisers take different approaches to growth investing while aiming to outperform the benchmark index over time. Oak Associates’ aggressive approach has generally outperformed the benchmark when markets were rewarding risk takers and has generally underperformed when large-cap growth stocks were out of favor. Columbus Circle Investors takes a more conservative approach, seeking growth investments that are more reasonably priced and which recently have had news that could act as catalysts for their share prices to rise. The combination of Oak Associates and Columbus Circle can create potentially large stock and sector exposures relative to the Fund’s benchmark.

The Fund’s sensitivity to strength or weakness in its asset class improved its performance in a generally strong large-cap growth stock market. The portion managed by Columbus Circle Investors outpaced the benchmark because it had exposure to several valuation characteristics that were rewarded during this period when value stocks led growth.

The Fund’s selection of securities within sectors added value, but the benefit was largely offset by a substantial focus on technology in the portion managed by Oak Associates. Oak underperformed the Fund’s benchmark. Its sound stock selection was more than offset by its emphasis on technology, a sector emphasis that has been characteristic of Oak’s style. The benchmark return was boosted by very high returns in the energy and utilities sectors, which are not traditionally growth sectors.

Despite the relatively weak performance of the technology sector, 5 of the 10 largest contributors to the Fund’s return were technology stocks, including Cognizant Technology, Motorola, and Marvell Technology.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Style Specific Funds	7

Your Fund’s Performance

Strategic Partners Large Capitalization Value Fund

Fund objective

The Strategic Partners Large Capitalization Value Fund, managed by JP Morgan Investment Management, Inc. and Hotchkis and Wiley Capital Management, LLC, has total return consisting of capital appreciation and dividend income as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 7/31/05
	One Year	Five Years	Since Inception[2]
Class A	21.25%	66.02% (65.45)	55.35% (54.82)
Class B	20.38	59.98 (59.42)	48.75 (48.23)
Class C	20.38	59.94 (59.38)	48.71 (48.19)
S&P 500 Index[3]	14.04	–6.56	–1.05
Russell 1000 Value Index[4]	19.04	39.61	34.96
Lipper Multi-Cap Value Funds Avg.[5]	17.55	40.49	42.57

Average Annual Total Returns[1] as of 6/30/05
	One Year	Five Years	Since Inception[2]
Class A	8.82%	9.22% (9.14)	6.46% (6.39)
Class B	9.37	9.51 (9.43)	6.59 (6.52)
Class C	13.37	9.64 (9.56)	6.71 (6.65)
S&P 500 Index[3]	6.32	–2.37	–0.83
Russell 1000 Value Index[4]	14.06	6.56	4.90
Lipper Multi-Cap Value Funds Avg.[5]	10.72	6.22	5.54

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/3/99.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

5The Lipper Multi-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.

Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Russell 1000 Value Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the S&P 500 Index, the Russell 1000 Value Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/05
Altria Group, Inc., Tobacco	3.1%
MetLife, Inc., Insurance	2.9
St. Paul Travelers Cos, Inc., Insurance	2.8
Electronic Data Systems Corp., IT Services	2.8
Computer Associates International, Inc., Software	2.7

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/05
Insurance	11.4%
Electric Utilities	7.4
Commercial Banks	6.0
Oil Field Equipment & Services	5.0
Financial Services	4.4

Industry weightings are subject to change.

Strategic Partners Style Specific Funds	9

Investment Adviser’s Report

The return on the Strategic Partners Large Capitalization Value Fund’s Class A shares over the reporting period was 21.25%, ahead of the Russell 1000 Value Index (+19.04%) and the Lipper Multi-Cap Value Funds Average (+17.55%) and substantially beating the Lipper Large-Cap Value Funds Average (+14.87%). Lipper’s methodology places the Fund in the Multi-Cap Value Funds group, but we believe the best comparison is with large-cap value funds. Including Class A share initial sales charges, the return was 14.58%.

JP Morgan manages a diversified portfolio with a sector profile that is held close to that of the Russell 1000 Value index. Its portion of the Fund is intended to stabilize the Fund’s overall return relative to the Index. The Hotchkis and Wiley (H&W) portion is intended to take more aggressive positions in stocks and sectors, driving the Fund’s relative performance. Both portions outperformed the Russell index over this fiscal year. The Fund’s outperformance was the result of good asset selection, advantageous sector weightings relative to its benchmark, and a favorable market for H&W’s focus on the lower end of its capitalization range.

The stocks of some healthy companies in what are normally thought of as growth sectors had become so inexpensive relative to their long-term prospects that they presented value opportunities. H&W took advantage of these, benefiting from overweights in the consumer cyclical, healthcare, and technology sectors and from a corresponding underweight in consumer services.

Some of the value that these emphases added was offset by the Fund’s not fully participating in the extraordinarily strong performance of the energy sector. The energy sector already was expensive at the beginning of the fiscal year. The rise of energy prices to historical peaks attracted investors despite the high stock valuations. H&W’s strict valuation discipline prevented it from fully participating as it believes that the stock prices in this sector outpaced the firms’ long-term earnings prospects. We expect strict value managers to hang back from such momentum-driven market segments and to underperform occasionally as a result.

H&W’s investment style benefited from its tendency to avoid the very largest “megacap” stocks in its universe. H&W believes these stocks are effectively covered by Wall Street research, so there are likely to be fewer underpriced stocks in this segment and more opportunities at the smaller end of the large-cap value universe. This emphasis on smaller firms added value over this fiscal year.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Your Fund’s Performance

Strategic Partners Small Capitalization Growth Fund

Fund objective

The Strategic Partners Small Capitalization Growth Fund, managed by Westcap Investors, LLC and RS Investment Management, L.P., has maximum capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Effective August 4, 2005, Transamerica Investment Management LLC acquired Westcap Investors, LLC and assumed responsibility for managing the portion of the Fund formerly managed by Westcap. The portfolio management team and the day-to-day management of the Fund did not change as a result of the transaction.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 7/31/05
	One Year	Five Years	Since Inception[2]
Class A	22.99% (22.25)	–24.15% (–26.50)	–4.28% (–7.24)
Class B	22.99 (22.22)	–26.39 (–28.76)	–7.70 (–10.66)
Class C	22.84 (22.08)	–26.48 (–28.85)	–7.81 (–10.77)
Russell 2000 Index[3]	24.78	45.00	70.58
Russell 2000 Growth Index[4]	22.58	–7.07	11.86
Lipper Small-Cap Growth Funds Avg.[5]	22.12	0.44	35.31

Average Annual Total Returns[1] as of 6/30/05
	One Year	Five Years	Since Inception[2]
Class A	–0.02% (–0.63)	–8.58% (–9.17)	–2.80% (–3.35)
Class B	0.61 (–0.05)	–8.29 (–8.91)	–2.63 (–3.21)
Class C	4.62 (3.95)	–8.15 (–8.76)	–2.49 (–3.07)
Russell 2000 Index[3]	9.45	5.71	8.70
Russell 2000 Growth Index[4]	4.29	–4.51	0.79
Lipper Small-Cap Growth Funds Avg.[5]	5.42	–3.57	3.27

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end

Strategic Partners Style Specific Funds	11

Your Fund’s Performance (continued)

sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/3/99.

3The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed.

4The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.

5The Lipper Small-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the Russell 2000 Index and the Russell 2000 Growth Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 2000 Index, the Russell 2000 Growth Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/05
ValueClick, Inc., Media	1.3%
iShares Russell 2000 Growth Index Fund, Exchange-Traded Funds	1.3
Jacobs Engineering Group, Inc., Construction & Engineering	1.3
RARE Hospitality International, Inc., Hotels, Restaurants & Leisure	1.2
FTI Consulting, Inc., Business Services	1.2

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/05
Healthcare Equipment & Supplies	9.9%
Software	9.3
Commercial Services & Supplies	9.0
Internet Software & Services	6.8
Oil, Gas & Consumable Fuels	5.2

Industry weightings are subject to change.

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Investment Adviser’s Report

The return on the Strategic Partners Small Capitalization Growth Fund’s Class A shares over the reporting period was 22.99%, essentially in line with the Russell 2000 Growth Index (+22.58%) and ahead of the Lipper Small-Cap Growth Funds Average (+22.12%). Including Class A share initial sales charges, the return was 16.06%. This is the Fund’s first full fiscal year consisting of portions managed by Westcap Investors and RS Investment Management. Under new management in both portions, the Fund’s performance was an improvement over the prior fiscal year.

The small outperformance of the benchmark was primarily due to good stock selection, particularly in the technology, healthcare, and financials sectors. Poorer selection among consumer discretionary stocks offset this benefit somewhat. Overall, net sector weightings had relatively little impact, with the benefits of an overweight in energy and an underweight in healthcare offset by the negative impact of a technology overweight.

Westcap Investors and RS Investments were paired for the Fund because of their complementary investment styles. Westcap uses a combination of top-down (market segment) and bottom-up (individual security) analysis to invest in “high quality” small-cap growth stocks. RS Investments’ bottom-up approach emphasizes companies with strong earnings and/or revenue growth that are under-followed by Wall Street analysts. Accordingly, RS will often emphasize firms with market capitalizations below the average for the Russell 2000 Growth Index. Its average capitalization tends to be smaller than that of many other small-cap growth managers. The combination of complementary investment styles is expected to enable this Fund to outperform the benchmark in a variety of market environments. During the current period, the outperformance was due to RS Investments.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Style Specific Funds	13

Your Fund’s Performance

Strategic Partners Small Capitalization Value Fund

Fund objective

The Strategic Partners Small Capitalization Value Fund, managed by EARNEST Partners, LLC; NFJ Investment Group L.P.; Lee Munder Investments, Ltd.; and JP Morgan Investment Management, Inc., has above-average capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Lee Munder and JP Morgan were added as investment subadvisers effective as of July 13, 2005.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 7/31/05
	One Year	Five Years	Since Inception[2]
Class A	30.31%	133.36% (133.01)	158.56% (158.17)
Class B	29.35	124.99 (124.63)	147.71 (147.32)
Class C	29.35	124.99 (124.64)	147.72 (147.32)
Russell 2000 Index[3]	24.78	45.00	70.58
Russell 2000 Value Index[4]	26.72	115.90	144.66
Lipper Small-Cap Core Funds Avg.[5]	24.01	66.95	104.93

Average Annual Total Returns[1] as of 6/30/05
	One Year	Five Years	Since Inception[2]
Class A	13.02%	16.16% (16.13)	16.06% (16.02)
Class B	13.64	16.48 (16.45)	16.25 (16.22)
Class C	17.64	16.59 (16.55)	16.34 (16.31)
Russell 2000 Index[3]	9.45	5.71	8.70
Russell 2000 Value Index[4]	14.39	16.12	15.97
Lipper Small-Cap Core Funds Avg.[5]	10.48	8.36	11.66

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject

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to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/3/99.

3The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed.

4The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

5The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for the Russell 2000 Index and the Russell 2000 Value Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 2000 Index, the Russell 2000 Value Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Combined Portfolios expressed as a percentage of net assets as of 7/31/05
Meritage Homes Corp., Household Durables	1.8%
Cabot Oil & Gas Corp., Oil, Gas & Consumable Fuels	1.8
Harsco Corp., Machinery	1.0
Hovnanian Enterprises, Inc. (Class A), Household Durables	1.0
Philadelphia Consolidated Holdings Corp., Insurance	1.0

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 7/31/05
Oil, Gas & Consumable Fuels	7.0%
Insurance	5.8
Commercial Banks	5.7
Real Estate Investment Trust	5.5
Machinery	5.4

Industry weightings are subject to change.

Strategic Partners Style Specific Funds	15

Investment Adviser’s Report

The return on the Strategic Partners Small Capitalization Value Fund’s Class A shares over the reporting period was 30.31%, substantially outperforming the Russell 2000 Value Index (+26.72%), the Lipper Small-Cap Core Funds Average (+24.01%), and the Lipper Small-Cap Value Funds Average (+24.19%). Including Class A share initial sales charges, the return was 23.15%. Lipper’s methodology places the Fund in the Small-Cap Core Funds group, but we believe the best comparison is with small-cap value funds.

The Fund’s outperformance was the result of several factors, beginning with solid stock selection. Overweights in the energy, healthcare, and consumer cyclical sectors (which includes the strong home building industry) also benefited the return. Other factors that contributed were the Fund’s emphases on stocks with below-average price/earnings ratios and on above-average earnings momentum (earnings rising for an extended period of time). On the other hand, exposure to the larger firms within the small-cap universe and to “higher quality” stocks (firms with relatively little debt) detracted from the Fund’s performance.

The Fund’s subadvisers were affected differently by the market environment. NFJ Investment Group emphasizes lower absolute price/earnings ratios and higher dividend yields, which are traditional value measures. As a result, when a holding carries a high dividend, NFJ may retain the position even as the share price rises substantially. It continued to hold some of its energy positions through the kind of extraordinary gains that often lead value managers to take their profits. NFJ also was largely responsible for the Fund’s overall beneficial exposure to low price/earnings stocks.

EARNEST Partners is a relative value manager, which means that it focuses on companies that it believes to be undervalued as compared with other firms in the same industry. This led to the Fund’s overweights in certain home builders such as Meritage Homes and Hovnanian Enterprises, which added to its performance. However, EARNEST Partners’ relative value focus and its tendency to hold its winners longer detracted from the Fund’s performance insofar as it led EARNEST Partners to emphasize larger firms within the small-cap value universe. The market favored stocks of smaller firms during this reporting period.

That the market environment affected elements of the asset managers’ investing styles differently is a good illustration of the benefits of diversification across asset managers and of pairing fund subadvisers that have different substyles.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Your Fund’s Performance

Strategic Partners Total Return Bond Fund

Fund objective

The Strategic Partners Total Return Bond Fund, managed by Pacific Investment Management Company LLC (PIMCO), has total return consisting of current income and capital appreciation as its investment objective. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares).

Cumulative Total Returns[1] as of 7/31/05
	One Year	Five Years	Since Inception[2]
Class A	5.40% (4.89)	40.49% (39.00)	45.15% (43.61)
Class B	4.87 (4.37)	37.05 (35.60)	41.10 (39.61)
Class C	4.87 (4.36)	37.04 (35.59)	41.09 (39.59)
Lehman Brothers U.S. Aggregate Bond Index[3]	4.79	40.34	46.54
Lehman Government/Credit Index[4]	4.94	41.81	48.31
Lipper Corporate Debt A-Rated Funds Avg.[5]	4.71	37.07	41.91

Average Annual Total Returns[1] as of 6/30/05
	One Year	Five Years	Since Inception[2]
Class A	2.18% (1.79)	6.34% (6.13)	6.06% (5.88)
Class B	1.46 (1.05)	6.64 (6.43)	6.27 (6.08)
Class C	5.46 (5.05)	6.79 (6.58)	6.40 (6.22)
Lehman Brothers U.S. Aggregate Bond Index[3]	6.80	7.40	7.15
Lehman Government/Credit Index[4]	7.26	7.71	7.42
Lipper Corporate Debt A-Rated Funds Avg.[5]	6.60	6.87	6.52

Distributions and Yields[1] as of 7/31/05
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.71	2.91%
Class B	$0.66	2.55
Class C	$0.66	2.55

Strategic Partners Style Specific Funds	17

Your Fund’s Performance (continued)

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 11/3/99.

3The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade debt securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

4The Lehman Government/Credit Index is an unmanaged index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. It gives a broad look at how bond prices have performed.

5The Lipper Corporate Debt A-Rated Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Corporate Debt A-Rated Funds category. Funds in the Lipper Average invest primarily in corporate debt issues rated “A” or better, or government issues.

Investors cannot invest directly in an index. The returns for the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Government/Credit Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Government/Credit Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Issuers expressed as a percentage of long-term investments as of 7/31/05
Federal National Mortgage Assn.	39.7%
United States Treasury Notes	26.4
United States Treasury Inflation Notes	4.2
Deutsche Bundesrepublik	3.6
United Kingdom Treasury	3.0

Issuers are subject to change.

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Investment Adviser’s Report

The return on the Strategic Partners Total Return Bond Fund’s Class A shares was 5.40% over the reporting period, beating the Lehman Brothers U.S. Aggregate Bond Index (+4.79%), the Lipper Corporate Debt A-Rated Funds Average (+4.71%), and the Lipper Intermediate Investment-Grade Debt Funds Average (+4.36%). Including the Class A share initial sales charges, the return was 0.65%. Lipper’s methodology places the Fund in the Corporate Debt A-Rated Funds group, but we believe the best comparison is with intermediate investment-grade debt funds.

The Fund is managed by Pacific Investment Management Company (PIMCO), which has demonstrated consistently strong performance. Its outperformance over this fiscal year was due primarily to overweighting non-U.S. developed market bonds, particularly European bonds, and emerging market bonds. There are no non-U.S. developed market or emerging market bonds in the Fund’s benchmark. Continued global economic growth, particularly the strong growth in China, improved the credit prospects of emerging market countries. Their bonds substantially outperformed all other fixed income sectors. An underweight in U.S. corporate bonds helped performance.

Performance also was aided by yield curve decisions—the profile of bond durations in the portfolio. The Fund emphasized long-term durations, maintaining a slightly below-average overall duration by also holding very short-term securities. This so-called “barbell” of long- and short-term positions substantially outperformed intermediate-term debt of similar average duration. The below-average overall duration detracted slightly from the Fund’s relative performance.

The Fund’s performance relative to its benchmark was hurt by an underweight in mortgage-related bonds, although strong security selection within the sector mitigated the impact.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Style Specific Funds	19

Strategic Partners Research-Based Funds

Strategic policy development

•	We provide style-consistent funds advised by institutional asset managers in a mutual fund format.

•	We analyze the investment strategies of different asset managers and how they have performed in various economic and market environments.

•	We select managers with an intensive review process that includes long-term risk-adjusted performance, consistent adherence to investment style, organizational resources and structure, key personnel tenure compliance, and reputation.

•	We often match managers that have different substyles, with the aim of increasing diversification, reducing risk, and improving style consistency.

Continuing oversight

•	We monitor changes in personnel, practices, and performance at the various asset management companies. Each fund’s performance is reviewed quarterly. Managers may be changed or new portions added to a fund if we think it will improve the fund’s performance.

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Fees and Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2005, at the beginning of the period, and held through the six-month period ended July 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Strategic Partners Style Specific Funds	21

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners Large Capitalization Growth Fund		Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,059.11	1.43%	$7.30
	Hypothetical	$1,000.00	$1,017.70	1.43%	$7.15

Class B	Actual	$1,000.00	$1,054.30	2.18%	$11.10
	Hypothetical	$1,000.00	$1,013.98	2.18%	$10.89

Class C	Actual	$1,000.00	$1,054.30	2.18%	$11.10
	Hypothetical	$1,000.00	$1,013.98	2.18%	$10.89

Strategic Partners Large Capitalization Value Fund		Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,077.61	1.47%	$7.57
	Hypothetical	$1,000.00	$1,017.50	1.47%	$7.35

Class B	Actual	$1,000.00	$1,073.59	2.22%	$11.41
	Hypothetical	$1,000.00	$1,013.79	2.22%	$11.08

Class C	Actual	$1,000.00	$1,073.59	2.22%	$11.41
	Hypothetical	$1,000.00	$1,013.79	2.22%	$11.08

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Strategic Partners Small Capitalization Growth Fund		Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,066.00	1.85%	$9.48
	Hypothetical	$1,000.00	$1,015.62	1.85%	$9.25

Class B	Actual	$1,000.00	$1,070.12	2.60%	$13.35
	Hypothetical	$1,000.00	$1,011.90	2.60%	$12.97

Class C	Actual	$1,000.00	$1,068.78	2.60%	$13.34
	Hypothetical	$1,000.00	$1,011.90	2.60%	$12.97

Strategic Partners Small Capitalization Value Fund		Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,119.21	1.48%	$7.78
	Hypothetical	$1,000.00	$1,017.46	1.48%	$7.40

Class B	Actual	$1,000.00	$1,114.70	2.23%	$11.69
	Hypothetical	$1,000.00	$1,013.74	2.23%	$11.13

Class C	Actual	$1,000.00	$1,114.70	2.23%	$11.69
	Hypothetical	$1,000.00	$1,013.74	2.23%	$11.13

Strategic Partners Total Return Bond Fund		Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,014.18	1.05%	$5.24
	Hypothetical	$1,000.00	$1,019.59	1.05%	$5.26

Class B	Actual	$1,000.00	$1,010.81	1.55%	$7.73
	Hypothetical	$1,000.00	$1,017.11	1.55%	$7.75

Class C	Actual	$1,000.00	$1,011.70	1.55%	$7.73
	Hypothetical	$1,000.00	$1,017.11	1.55%	$7.75

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2005, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2005 (to reflect the six-month period).

Strategic Partners Style Specific Funds	23

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ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO OF INVESTMENTS

Portfolio of Investments

as of July 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.8%
COMMON STOCKS

Air Freight & Logistics 2.2%
24,100	United Parcel Service, Inc.	$1,758,577

Banks 1.7%
30,900	Citigroup, Inc.	1,344,150

Beverages 1.1%
20,500	Coca-Cola Co.	897,080

Biotechnology 4.7%
23,000	Affymetrix, Inc.(a)	1,073,870
20,000	Amgen, Inc.(a)	1,595,000
11,000	Celgene Corp.(a)	526,350
13,000	Gilead Sciences, Inc.(a)	582,530

		3,777,750

Capital Markets 1.8%
75,000	Charles Schwab Corp. (The)	1,027,500
4,000	Legg Mason, Inc.	408,600

		1,436,100

Chemicals 1.5%
11,100	Potash Corp. of Saskatchewan (Canada)	1,182,816

Communication Equipment 6.5%
45,200	Comverse Technology, Inc.(a)	1,143,108
29,000	Corning, Inc.(a)	552,450
74,000	Motorola, Inc.	1,567,320
47,900	QUALCOMM, Inc.	1,891,571

		5,154,449

Computer Software & Services 4.2%
23,900	Apple Computer, Inc.(a)	1,019,335
125,000	EMC Corp.(a)	1,711,250
25,500	Microsoft Corp.	653,055

		3,383,640

Computers & Business Equipment 2.7%
111,000	Cisco Systems, Inc.(a)	2,125,650

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Computers & Peripherals 3.5%
16,800	Avid Technology, Inc.(a)	$691,320
42,500	Dell, Inc.(a)	1,719,975
11,000	SanDisk Corp.(a)	372,020

		2,783,315

Diversified Telecommunication Services 2.2%
51,500	Nokia Corp. ADR (Finland) (Class A shares)	821,425
35,900	Sprint Corp.	965,710

		1,787,135

Electric Utilities 1.1%
10,100	TXU Corp.	875,064

Electronic Equipment & Instruments 1.6%
62,700	Symbol Technologies, Inc.	729,828
18,200	Texas Instruments, Inc.	578,032

		1,307,860

Electronics & Electronic Components 1.3%
19,500	Rockwell Automation, Inc.	1,004,445

Financial Services 4.1%
11,400	Capital One Financial Corp.	940,500
26,000	CIT Group, Inc.	1,147,640
11,000	Goldman Sachs Group, Inc. (The)	1,182,280

		3,270,420

Food & Beverage 2.9%
31,500	Constellation Brands, Inc. (Class A shares)(a)	863,100
11,500	Hershey Co. (The)	734,505
9,500	WM Wrigley Jr. Co.	675,830

		2,273,435

Food & Staples Retailing 2.0%
51,900	CVS Corp.	1,610,457

Healthcare Equipment & Supplies 3.3%
9,000	Alcon, Inc. (Switzerland)	1,030,950
29,000	Medtronic, Inc.	1,564,260

		2,595,210

See Notes to Financial Statements.

Strategic Partners Large Capitalization Growth Fund	27

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Healthcare Providers & Services 2.8%
21,000	Caremark Rx, Inc.(a)	$936,180
12,400	CIGNA Corp.	1,323,700

		2,259,880

Hotels, Restaurants & Leisure 1.2%
13,100	Station Casinos, Inc.	962,195

Household Durables 0.8%
7,200	Harman International Industries, Inc.	618,840

Household Products 0.9%
14,100	Colgate-Palmolive Co.	746,454

Industrial Conglomerates 1.1%
11,400	Textron, Inc.	845,538

Internet 5.4%
6,400	Google, Inc. (Class A shares)(a)	1,841,664
101,900	Juniper Networks, Inc.(a)	2,444,581

		4,286,245

Internet & Catalog Retail 3.2%
60,300	eBay, Inc.(a)	2,519,334

IT Services 2.3%
36,800	Cognizant Technology Solutions Corp. (Class A shares)(a)	1,806,144

Machinery 3.0%
28,000	Caterpillar, Inc.	1,509,480
11,400	Ingersoll-Rand Co. (Class A shares) (Bermuda)	891,138

		2,400,618

Media 1.4%
30,950	XM Satellite Radio Holdings, Inc. (Class A shares)(a)	1,102,749

Oil, Gas & Consumable Fuels 1.0%
14,700	Devon Energy Corp.	824,523

Oil Field Equipment & Services 3.6%
16,300	Apache Corp.	1,114,920
28,000	ConocoPhillips	1,752,520

		2,867,440

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Pharmaceuticals 3.4%
50,000	Pfizer, Inc.	$1,325,000
67,600	Schering-Plough Corp.	1,407,432

		2,732,432

Restaurants 1.7%
44,000	McDonald’s Corp.	1,371,480

Retail 5.0%
8,500	Best Buy Co., Inc.	651,100
10,000	Kohl’s Corp.(a)	563,500
36,800	Nordstrom, Inc.	1,361,968
61,000	Staples, Inc.	1,388,970

		3,965,538

Semiconductors & Semiconductor Equipment 8.8%
91,000	Applied Materials, Inc.(a)	1,679,860
26,200	Broadcom Corp. (Class A shares)(a)	1,120,574
43,200	Linear Technology Corp.	1,678,752
21,100	Marvell Technology Group Ltd. (Bermuda)(a)	921,859
40,100	Maxim Integrated Products, Inc.	1,678,987

		7,080,032

Software 4.6%
29,000	Electronic Arts, Inc.(a)	1,670,400
32,500	Oracle Corp.(a)	441,350
71,900	Symantec Corp.(a)	1,579,643

		3,691,393

Textiles, Apparel & Luxury Goods 1.2%
11,500	Nike, Inc. (Class B shares)	963,700

	Total long-term investments (cost $73,321,379)	79,612,088

SHORT-TERM INVESTMENT 1.6%

Money Market Mutual Fund
	Prudential Core Investment Fund - Taxable Money Market Series
1,288,547	(cost $1,288,547; Note 3)(b)	1,288,547

	Total Investments 101.4% (cost $74,609,926; Note 5)	80,900,635
	Liabilities in excess of other assets (1.4%)	(1,132,389)

	Net Assets 100.0%	$79,768,246

See Notes to Financial Statements.

Strategic Partners Large Capitalization Growth Fund	29

Portfolio of Investments

as of July 31, 2005 Cont’d.

(a)	Non-income producing security.
(b)	Prudential Investments LLC the manager of the Fund also serves as Manager of the Dryden Core Investment Fund—Taxable Money Market Series.

ADR—American Depository Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2005 were as follows:

Semiconductors & Semiconductor Equipment	8.8%
Communication Equipment	6.5
Internet	5.4
Retail	5.0
Biotechnology	4.7
Software	4.6
Computer Software & Services	4.2
Financial Services	4.1
Oil Field Equipment & Services	3.6
Computers & Peripherals	3.5
Pharmaceuticals	3.4
Health Care Equipment & Supplies	3.3
Internet & Catalog Retail	3.2
Machinery	3.0
Food & Beverage	2.9
Health Care Providers & Services	2.8
Computers & Business Equipment	2.7
IT Services	2.3
Air Freight & Logistics	2.2
Diversified Telecommunications Services	2.2
Food & Staples Retailing	2.0
Capital Markets	1.8
Banks	1.7
Restaurants	1.7
Electronic Equipment & Instruments	1.6
Money Market Mutual Fund	1.6
Chemicals	1.5
Media	1.4
Electronics & Electric Components	1.3
Hotels, Restaurants, & Leisure	1.2
Textiles, Apparel & Luxury Goods	1.2
Beverages	1.1
Electric Utilities	1.1
Industrial Conglomerates	1.1
Oil, Gas & Consumable Fuels	1.0
Household Products	0.9
Household Durables	0.8

101.4
Liabilities in excess of other assets	(1.4)

100.0%

See Notes to Financial Statements.

30	Visit our website at www.strategicpartners.com

ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

LARGE CAPITALIZATION VALUE FUND

PORTFOLIO OF INVESTMENTS

Portfolio of Investments

as of July 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS

Aerospace/Defense 3.0%
17,400	Lockheed Martin Corp.	$1,085,760
4,400	Northrop Grumman Corp.	243,980
22,300	Raytheon Co.	877,059

		2,206,799

Air Freight & Logistics 0.2%
1,400	FedEx Corp.	117,726

Automobiles
1,500	Ford Motor Co.	16,110

Automotive Components 1.3%
39,280	Delphi Corp.	208,184
3,300	Johnson Controls, Inc.	189,552
12,800	Lear Corp.	547,456

		945,192

Beverages 0.7%
9,600	Coca-Cola Co.	420,096
3,900	Coca-Cola Enterprises, Inc.	91,650

		511,746

Biotechnology 0.1%
400	Amgen, Inc.(a)	31,900
1,700	OSI Pharmaceuticals, Inc.(a)	70,210

		102,110

Building Products 0.1%
1,200	Masco Corp.	40,692

Capital Markets 0.2%
600	E*Trade Financial Corp.(a)	9,306
2,300	Merrill Lynch & Co., Inc.	135,194

		144,500

Chemicals 1.2%
4,700	Air Products & Chemicals, Inc.	280,872
6,700	Nalco Holdings Co.(a)	143,715
800	PPG Industries, Inc.	52,024

See Notes to Financial Statements.

32	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

4,900	Praxair, Inc.	$242,011
4,400	Rohm & Haas Co.	202,664

		921,286

Commercial Banks 6.0%
24,100	Bank of America Corp.	1,050,760
2,200	Bank of New York Co., Inc. (The)	67,716
1,900	BB&T Corp.	79,458
600	Hudson City Bancorp, Inc.	7,098
16,770	KeyCorp.	574,205
600	Marshall & Ilsley Corp.	27,552
8,300	Mellon Financial Corp.	252,818
13,200	North Fork Bancorporation, Inc.	361,548
800	PNC Financial Services Group, Inc.	43,856
7,120	UnionBanCal Corp.	507,941
21,500	US Bancorp	646,290
2,000	Wachovia Corp.	100,760
9,900	Wells Fargo & Co.	607,266
1,500	Zions Bancorp	107,220

		4,434,488

Commercial Services & Supplies 2.1%
36,600	Cendant Corp.	781,775
1,550	PHH Corp.(a)	43,850
26,740	Waste Management, Inc.	751,929

		1,577,554

Communications Equipment 0.3%
1,900	Cisco Systems, Inc.(a)	36,385
2,700	Motorola, Inc.	57,186
1,800	Qualcomm, Inc.	71,082
300	Spectrasite, Inc.(a)	24,510

		189,163

Computers & Peripherals 0.2%
1,600	Dell, Inc.(a)	64,752
3,100	EMC Corp.(a)	42,439
800	Lexmark International, Inc.(a)	50,160

		157,351

Consumer Finance 2.0%
1,500	Capital One Financial Corp.	123,750
55,200	MBNA Corp.	1,388,832

		1,512,582

See Notes to Financial Statements.

Strategic Partners Large Capitalization Value Fund	33

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Consumer Products 0.3%
4,000	Procter & Gamble Co.	$222,520

Cosmetics & Toiletries 0.1%
1,600	Gillette Co.	85,872

Diversified Financial Services 2.6%
23,000	CIT Group, Inc.	1,015,220
20,500	Principal Financial Group, Inc. (The)	900,975

		1,916,195

Diversified Telecommunication Services 0.4%
4,200	AT&T Corp.	83,160
7,600	Sprint Corp. (FON Group)	204,440

		287,600

Electric Utilities 7.4%
12,900	Alliant Energy Corp.	375,390
4,400	Constellation Energy Group, Inc.	264,924
5,100	Edison International	208,488
7,900	Entergy Corp.	615,726
22,108	FirstEnergy Corp.	1,100,536
40,900	FPL Group, Inc.	1,763,608
14,600	General Electric Co.	503,700
3,500	Northeast Utilities	75,530
2,800	PG&E Corp.	105,364
2,200	Pinnacle West Capital Corp.	100,760
3,900	PPL Corp.	240,162
7,000	Xcel Energy, Inc.	135,870

		5,490,058

Energy Equipment & Services 0.1%
1,100	Rowan Cos., Inc.	37,576

Exchange Traded Funds 0.5%
5,560	iShares Russell 1000 Value Index Fund	381,972

Financial Services 4.4%
2,900	Charles Schwab Corp. (The)	39,730
34,000	Citigroup, Inc.	1,479,000
9,900	Countrywide Credit Industries, Inc.	356,400
3,900	Goldman Sachs Group, Inc.	419,172
1,300	MBIA, Inc.	78,962

See Notes to Financial Statements.

34	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

9,400	Morgan Stanley	$498,670
8,000	State Street Corp.	397,920

		3,269,854

Food & Staples Retailing 1.4%
49,300	Albertson’s, Inc.	1,050,583
600	Sysco Corp.	21,636

		1,072,219

Food Products 2.3%
100	General Mills, Inc.	4,740
17,000	Kraft Foods, Inc. (Class A shares)	519,350
19,100	Sara Lee Corp.	380,663
20,800	Unilever PLC ADR (United Kingdom)	811,824

		1,716,577

Gas & Pipeline Utilities 0.2%
1,700	Valero Energy Corp.	140,726

Healthcare Equipment & Supplies 1.0%
1,000	Bausch & Lomb, Inc.	84,650
600	Biomet, Inc.	22,878
3,400	Boston Scientific Corp.(a)	98,430
1,400	Gilead Sciences, Inc.(a)	62,734
800	Guidant Corp.	55,040
7,400	Wyeth	338,550
800	Zimmer Holdings, Inc.(a)	65,888

		728,170

Healthcare Providers & Services 2.5%
1,400	Aetna, Inc.	108,360
8,700	HCA, Inc.	428,475
1,000	McKesson Corp.	45,000
500	Medco Health Solutions, Inc.(a)	24,220
1,600	Sepracor, Inc.(a)	83,760
69,900	Tenet Healthcare Corp.(a)	848,586
700	Watson Pharmaceuticals, Inc.(a)	23,380
4,500	Wellpoint, Inc.(a)	318,330

		1,880,111

Hotels, Restaurants & Leisure 2.8%
2,700	Carnival Corp.	141,480
10,535	Harrah’s Entertainment, Inc.	829,526

See Notes to Financial Statements.

Strategic Partners Large Capitalization Value Fund	35

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

3,000	Hilton Hotels Corp.	$74,250
800	Marriott International, Inc.	54,776
11,100	McDonald’s Corp.	345,987
700	Starwood Hotels & Resorts Worldwide, Inc.	44,324
11,400	Yum! Brands, Inc.	596,790

		2,087,133

Household Durables 2.9%
200	Centex Corp.	14,796
300	Fortune Brands, Inc.	28,365
29,000	Lennar Corp. (Class A shares)	1,950,830
1,740	Lennar Corp. (Class B shares)	108,907
900	Mohawk Industries, Inc.(a)	79,038

		2,181,936

Industrial Conglomerates 2.2%
1,400	3M Co.	105,000
10,400	Hewlett-Packard Co.	256,048
1,400	International Business Machines Corp.	116,844
100	ITT Industries, Inc.	10,640
800	NCR Corp.(a)	27,768
7,200	Oracle Corp.(a)	97,776
32,200	Tyco International Ltd. (Bermuda)	981,134

		1,595,210

Industrial Machinery 0.5%
2,200	Deere & Co.	161,766
2,800	Eaton Corp.	182,952

		344,718

Insurance 11.4%
4,400	AFLAC, Inc.	198,440
12,300	Allmerica Financial Corp.(a)	479,700
7,000	Allstate Corp. (The)	428,820
3,100	Ambac Financial Group, Inc.	222,704
2,800	American International Group, Inc.	168,560
2,300	AON Corp.	58,512
4,400	Assurant, Inc.	162,580
7,000	Genworth Financial, Inc.	219,520
5,100	Hartford Financial Services Group, Inc. (The)	410,907
1,300	Lincoln National Corp.	62,790
44,190	MetLife, Inc.	2,171,496
900	Progressive Corp. (The)	89,721

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

1,600	Protective Life Corp.	$69,696
47,550	St. Paul Travelers Cos., Inc.	2,093,151
2,000	Torchmark Corp.	104,540
78,500	UnumProvident Corp.	1,503,275
900	W.R. Berkley Corp.	33,687

		8,478,099

Internet 0.1%
2,700	Juniper Networks, Inc.(a)	64,773

Internet & Catalog Retail 0.1%
1,100	eBay, Inc.(a)	45,958

IT Services 2.9%
1,000	Affiliated Computer Services, Inc. (Class A shares)(a)	49,970
600	Computer Sciences Corp.(a)	27,468
100,000	Electronic Data Systems Corp.	2,057,000

		2,134,438

Leisure Equipment & Products 0.8%
20,600	Eastman Kodak Co.	550,844
1,600	International Game Technology	43,776

		594,620

Machinery 0.8%
12,100	SPX Corp.	591,448

Media 2.3%
2,000	DIRECTV Group, Inc. (The)(a)	30,800
1,700	E.W. Scripps Co. (Class A shares)	85,901
800	EchoStar Communications Corp. (Class A shares)	22,976
5,600	Gannett Co., Inc.	408,576
1,500	New York Times Co.	47,280
12,700	News Corp., Inc. (Class A shares)	208,026
17,000	Time Warner, Inc.	289,340
16,400	Viacom, Inc. (Class B shares)	549,236
1,200	Walt Disney Co.	30,768

		1,672,903

Metals & Mining 1.4%
34,272	Alcoa, Inc.	961,330
2,200	United States Steel Corp.	93,830

		1,055,160

See Notes to Financial Statements.

Strategic Partners Large Capitalization Value Fund	37

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Multi-Utilities 0.4%
800	Centerpoint Energy, Inc.	$10,992
9,500	CMS Energy Corp.(a)	150,480
5,200	Dynegy, Inc. (Class A shares)(a)	28,912
2,900	SCANA Corp.	121,887

		312,271

Multiline Retail 0.1%
1,600	Nordstrom, Inc.	59,216

Oil Field Equipment & Services 5.0%
700	Anadarko Petroleum Corp.	61,845
11,300	ChevronTexaco Corp.	655,513
8,600	ConocoPhillips	538,274
2,300	Devon Energy Corp.	129,007
31,900	Exxon Mobil Corp.	1,874,125
5,700	Occidental Petroleum Corp.	468,996

		3,727,760

Oil, Gas & Consumable Fuels 2.7%
4,100	Apache Corp.	280,440
10,100	Ashland, Inc.	620,645
2,200	Baker Hughes, Inc.	124,388
1,000	EOG Resources, Inc.	61,100
1,376	Marathon Oil Corp.	80,303
4,588	Sunoco, Inc.	576,850
3,500	Unocal Corp.	226,975

		1,970,701

Paper & Forest Products 1.0%
800	Bowater, Inc.	27,048
2,100	Georgia-Pacific Group	71,715
3,000	International Paper Co.	94,800
900	Smurfit-Stone Container Corp.(a)	10,917
800	Temple-Inland, Inc.	31,832
7,200	Weyerhaeuser Co.	496,656

		732,968

Pharmaceuticals 1.4%
500	Eli Lilly & Co.	28,160
2,200	Forest Laboratories, Inc.(a)	87,824
600	Johnson & Johnson	38,376

See Notes to Financial Statements.

38	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

1,600	Merck & Co., Inc.	$49,696
31,100	Pfizer, Inc.	824,150

		1,028,206

Real Estate 2.7%
16,200	Apartment Investment & Management Co.	712,800
300	CenterPoint Properties Trust	13,158
1,700	Kimco Realty Corp.	111,622
15,900	New Century Financial Corp.	832,842
9,160	Plum Creek Timber Co., Inc.	346,706

		2,017,128

Real Estate Investment Trust 0.9%
1,100	Camden Property Trust	60,808
1,100	CarrAmerica Realty Corp.	42,724
2,000	Duke Realty Corp.	67,920
2,100	Equity Office Properties Trust	74,445
300	Equity Residential	12,120
1,000	General Growth Properties, Inc.	45,980
1,900	Host Marriot Corp	35,435
900	Liberty Property Trust	40,392
2,000	Mack-Cali Realty Corp.	95,820
3,400	ProLogis Trust	154,904
900	Simon Property Group, Inc.	71,766

		702,314

Retailing 0.7%
2,800	Federated Department Stores, Inc.	212,436
1,300	Home Depot, Inc. (The)	56,563
900	Kohl’s Corp.(a)	50,715
1,800	Lowe’s Cos., Inc.	119,196
3,300	Staples, Inc.	75,141

		514,051

Road & Rail 0.8%
700	CSX Corp.	31,878
3,100	Norfolk Southern Corp.	115,351
5,900	Union Pacific Corp.	414,829

		562,058

See Notes to Financial Statements.

Strategic Partners Large Capitalization Value Fund	39

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Semiconductors & Semiconductor Equipment 0.1%
1,800	Analog Devices, Inc.	$70,560
1,000	Teradyne, Inc.(a)	15,530
200	Xilinx, Inc.	5,670

		91,760

Software 3.7%
33,500	BMC Software, Inc.(a)	639,515
73,100	Computer Associates International, Inc.	2,006,595
5,200	Microsoft Corp.	133,172

		2,779,282

Specialty Retail
500	Ross Stores, Inc.	13,250

Telecommunications 2.6%
1,700	American Tower Corp. (Class A shares)(a)	39,066
11,400	Corning, Inc.(a)	217,170
1,900	MCI, Inc.	48,488
3,900	Nextel Communications, Inc.(a)	135,720
26,200	SBC Communications, Inc.	640,590
24,500	Verizon Communications, Inc.	838,635

		1,919,669

Textiles, Apparel & Luxury Goods 1.1%
500	Coach, Inc.(a)	17,555
18,200	Jones Apparel Group, Inc.	556,374
3,300	Nike, Inc. (Class B shares)	276,540

		850,469

Thrifts & Mortgage Finance 2.9%
1,200	Astoria Financial Corp.	33,528
1,100	Fannie Mae	61,446
21,300	Freddie Mac	1,347,864
16,355	Washington Mutual, Inc.	694,760

		2,137,598

Tobacco 3.1%
34,540	Altria Group, Inc.	2,312,798

Toys & Sporting Goods 0.2%
1,200	Hasbro, Inc.	26,328
4,700	Mattel, Inc.	87,655

		113,983

See Notes to Financial Statements.

40	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Utilities Gas & Electric 0.9%
4,200	Consolidated Edison, Inc.	$202,272
5,600	Dominion Resources, Inc.	413,616
2,100	Wisconsin Energy Corp.	84,315

		700,203

	Total long-term investments (cost $57,975,704)	73,498,830

SHORT-TERM INVESTMENTS 1.4%

Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
1,057,025	(cost $1,057,025; Note 3)(b)	1,057,025

	Total Investments 100.5% (cost $59,032,729; Note 5)	74,555,855
	Liabilities in excess of other assets (0.5%)	(375,422)

	Net Assets 100.0%	$74,180,433

ADR—American Depository Receipt

(a)	Non-income producing security.
(b)	Prudential Investment LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2005 were as follows:

Insurance	11.4%
Electric Utilities	7.4
Commercial Banks	6.0
Oil Field Equipment & Services	5.0
Financial Services	4.4
Software	3.7
Tobacco	3.1
Aerospace/Defense	3.0
Household Durables	2.9
IT Services	2.9
Thrifts & Mortgage Finance	2.9
Hotels, Restaurants & Leisure	2.8
Real Estate	2.7
Oil, Gas & Consumable Fuels	2.7
Telecommunications	2.6
Diversified Financial Services	2.6
Health Care Providers & Services	2.5
Food Products	2.3

See Notes to Financial Statements.

Strategic Partners Large Capitalization Value Fund	41

Portfolio of Investments

as of July 31, 2005 Cont’d.

Media	2.3%
Industrial Conglomerates	2.2
Commercial Services & Supplies	2.1
Consumer Finance	2.0
Food & Staples Retailing	1.4
Money Market Mutual Fund	1.4
Metals & Mining	1.4
Pharmaceuticals	1.4
Automotive Components	1.3
Chemicals	1.2
Textiles, Apparel & Luxury Goods	1.1
Paper & Forest Products	1.0
Health Care Equipment & Supplies	1.0
Real Estate Investment Trust	0.9
Utilities Gas & Electric	0.9
Leisure Equipment & Products	0.8
Machinery	0.8
Road & Rail	0.8
Beverages	0.7
Retailing	0.7
Exchange Traded Funds	0.5
Industrial Machinery	0.5
Diversified Telecommunication Services	0.4
Multi-Utilities	0.4
Communications Equipment	0.3
Consumer Products	0.3
Air Freight & Logistics	0.2
Capital Markets	0.2
Computers & Peripherals	0.2
Gas & Pipeline Utilities	0.2
Toys & Sporting Goods	0.2
Biotechnology	0.1
Building Products	0.1
Cosmetics & Toiletries	0.1
Energy Equipment & Services	0.1
Internet	0.1
Internet & Catalog Retail	0.1
Multiline Retail	0.1
Semiconductors & Semiconductor Equipment	0.1
Automobiles	0.0 *
Specialty Retail	0.0 *

100.5
Liabilities in excess of other assets	(0.5)

100.0%

*	Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.

42	Visit our website at www.strategicpartners.com

ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

SMALL CAPITALIZATION GROWTH FUND

PORTFOLIO OF INVESTMENTS

Portfolio of Investments

as of July 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.6%
COMMON STOCK

Advertising 0.4%
4,040	Marchex, Inc.(a)	$66,377

Aerospace & Defense 2.5%
3,500	Ceradyne, Inc.(a)	111,545
1,890	DRS Technologies, Inc.	98,280
3,815	Engineered Support Systems, Inc.	141,079
4,400	Mercury Computer Systems, Inc.(a)	121,880

		472,784

Auto Components 0.8%
5,918	Gentex Corp.	105,459
8,800	IMPCO Technologies, Inc.(a)	41,184

		146,643

Automobiles 1.0%
2,987	Monaco Coach Corp.	52,273
3,255	Winnebago Industries, Inc.	125,610

		177,883

Banks 1.1%
2,880	PrivateBancorp, Inc.	106,416
1,660	WinTrust Financial Corp.	89,026

		195,442

Biotechnology 1.1%
6,353	Nabi Biopharmaceuticals(a)	95,231
4,650	Rigel Pharmaceuticals, Inc.(a)	100,650

		195,881

Building Materials 0.3%
1,400	Drew Industries, Inc.(a)	62,370

Business Services 1.2%
8,944	FTI Consulting, Inc.(a)	215,550

Capital Markets 0.5%
2,906	Investors Financial Services Corp.	100,025

Commercial Banks 0.6%
3,000	Boston Private Financial Holdings, Inc.	85,950
1,050	Western Alliance Bancorp(a)	32,445

		118,395

See Notes to Financial Statements.

44	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Commercial Services & Supplies 9.0%
8,670	AMN Healthcare Services, Inc.(a)	$146,610
4,700	Barrett Business Services, Inc.(a)	82,767
5,158	Education Management Corp.(a)	179,241
5,645	Fair Isaac Corp.	212,421
7,100	FirstService Corp. (Canada)(a)	170,755
3,210	Laureate Education, Inc.(a)	145,413
6,940	McGrath RentCorp	180,371
3,130	Providence Service Corp. (The)(a)	84,322
5,090	Rollins, Inc.	106,330
4,050	Steiner Leisure, Ltd. (Bahamas)(a)	139,968
2,157	Stericycle, Inc.(a)	125,365
1,039	Strayer Education, Inc.	102,269

		1,675,832

Communication Equipment 2.8%
8,147	Andrew Corp.(a)	89,536
5,974	Avocent Corp.(a)	208,254
6,278	SafeNet, Inc.(a)	214,644

		512,434

Computer & Peripherals 1.6%
4,790	M-Systems Flash Disk Pioneers, Ltd. (Israel)(a)	123,822
8,020	Optimal Robotics Corp. (Canada)(a)	172,510

		296,332

Construction & Engineering 1.3%
4,027	Jacobs Engineering Group, Inc.(a)	237,110

Distributors 0.5%
1,090	Building Material Holding Corp.	90,579

Electronic Equipment & Instruments 2.0%
2,793	Coherent, Inc.(a)	95,074
5,063	Littelfuse, Inc.(a)	146,270
7,520	Radisys Corp.(a)	130,397

		371,741

Electronics & Electronic Components 3.5%
2,220	BEI Technologies, Inc.	77,145
4,396	Benchmark Electronics, Inc.(a)	140,672
2,394	Global Imaging Systems, Inc.(a)	82,976
7,293	Photon Dynamics, Inc.(a)	138,093
2,833	Rogers Corp.(a)	115,643
15,920	SRS Labs, Inc.(a)	86,446

		640,975

See Notes to Financial Statements.

Strategic Partners Small Capitalization Growth Fund	45

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Energy Equipment & Services 2.4%
1,867	Cooper Cameron Corp.(a)	$132,519
1,770	Headwaters, Inc.(a)	75,668
3,750	Maverick Tube Corp.(a)	124,388
3,310	Patterson-UTI Energy, Inc.	108,667

		441,242

Exchange Traded Funds 1.3%
3,400	iShares Russell 2000 Growth Index Fund	236,640

Financial Services 3.2%
2,351	Affiliated Managers Group, Inc.(a)	167,626
3,095	Financial Federal Corp.	119,158
1,955	Gabelli Asset Management, Inc. (Class A shares)	88,464
2,600	Jefferies Group, Inc.	107,458
2,570	Portfolio Recovery Associates, Inc.(a)	108,454

		591,160

Food & Beverage 0.5%
16,383	SunOpta, Inc. (Canada)(a)	98,462

Gaming 1.5%
5,190	Mikohn Gaming Corp.(a)	72,660
7,360	Scientific Games Corp.(a)	201,517

		274,177

Healthcare Equipment & Supplies 9.9%
2,767	Advanced Neuromodulation Systems, Inc.(a)	138,461
3,640	American Medical Systems Holdings, Inc.(a)	84,630
704	Edwards Lifesciences Corp.(a)	32,292
20,930	Encore Medical Corp.(a)	119,720
600	I-Flow Corp.(a)	8,940
1,674	IDEXX Laboratories, Inc.(a)	106,232
2,048	Inamed Corp.(a)	148,315
3,942	Kensey Nash Corp.(a)	127,011
2,930	Kindred Healthcare, Inc.(a)	107,648
4,080	Lifeline Systems, Inc.(a)	139,944
18,970	Orthovita, Inc.(a)	80,433
3,440	PolyMedica Corp.	120,813
5,280	Priority Healthcare Corp. (Class B shares)(a)	145,147
2,230	SonoSite, Inc.(a)	74,705
17,250	Spectranetics Corp. (The)(a)	127,478
4,510	Symmetry Medical, Inc.(a)	112,434
2,500	Syneron Medical, Ltd. (Israel)(a)	96,375
2,187	Varian, Inc.(a)	81,947

		1,852,525

See Notes to Financial Statements.

46	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Healthcare Providers & Services 4.3%
2,070	Amedisys, Inc.(a)	$81,020
5,440	AmSurg Corp.(a)	152,375
4,236	Apria Healthcare Group, Inc.(a)	142,880
2,410	Chemed Corp.	103,630
6,990	Healthtronics, Inc.(a)	90,031
2,810	Matria Healthcare, Inc.(a)	99,305
8,671	PSS World Medical, Inc.(a)	126,770

		796,011

Homebuilders 0.6%
3,176	WCI Communities, Inc.(a)	107,857

Hotels, Restaurants & Leisure 2.8%
11,440	Century Casinos, Inc.(a)	88,660
1,450	Kerzner International, Ltd. (Bahamas)(a)	86,638
6,989	RARE Hospitality International, Inc.(a)	217,777
4,997	Ruby Tuesday, Inc.	125,025

		518,100

Household Products 1.3%
2,360	Central Garden & Pet Co.(a)	118,401
3,330	Jarden Corp.(a)	127,739

		246,140

Insurance 2.1%
3,162	Infinity Property & Casualty Corp.	112,061
3,605	LabOne, Inc.(a)	135,656
8,940	Tower Group, Inc.	141,878

		389,595

Internet Software & Services 6.8%
15,194	Agile Software Corp.(a)	98,609
6,653	Digital Insight Corp.(a)	162,998
13,020	Digitas, Inc.(a)	146,866
2,470	Equinix, Inc.(a)	109,594
5,520	InfoSpace, Inc.(a)	133,253
3,750	j2 Global Communications, Inc.(a)	150,413
11,980	Keynote Systems, Inc.(a)	158,255
12,160	Online Resources Corp.(a)	123,789
4,480	Openwave Systems, Inc.(a)	83,104
6,980	RADVision Ltd. (Israel)(a)	83,830
800	WebSideStory, Inc.(a)	11,680

		1,262,391

See Notes to Financial Statements.

Strategic Partners Small Capitalization Growth Fund	47

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

IT Services 0.7%
5,024	UNOVA, Inc.(a)	$138,411

Media 2.5%
12,159	Entravision Communications Corp. (Class A shares)(a)	103,959
18,955	ValueClick, Inc.(a)	243,382
9,402	ValueVision Media, Inc. (Class A shares)(a)	111,320

		458,661

Oil, Gas & Consumable Fuels 5.2%
1,964	Cal Dive International, Inc.(a)	116,308
2,673	Forest Oil Corp.(a)	119,643
11,180	Grey Wolf, Inc.(a)	85,751
2,959	Hydril Co.(a)	189,849
3,610	Oil States International, Inc.(a)	106,784
5,000	Superior Energy Services, Inc.(a)	106,700
2,210	Unit Corp.(a)	104,975
3,139	Western Gas Resoures, Inc.	125,686

		955,696

Pharmaceuticals 3.0%
3,330	Alexion Pharmaceuticals, Inc.(a)	86,713
5,490	Atherogenics, Inc.(a)	91,409
4,097	Connetics Corp.(a)	76,655
3,290	First Horizon Pharmaceutical Corp.(a)	70,011
5,563	HealthExtras, Inc.(a)	110,648
5,790	Salix Pharmaceuticals Ltd.(a)	111,747

		547,183

Real Estate Investment Trust 0.8%
6,190	KKR Financial Corp.	151,531

Retail 4.6%
8,400	Cosi, Inc.(a)	71,148
1,900	Design Within Reach, Inc.(a)	35,435
6,899	Fred’s, Inc.	133,151
50	Golf Galaxy, Inc.(a)	931
1,730	Guitar Center, Inc.(a)	111,749
2,177	Jos. A. Bank Clothiers, Inc.(a)	99,489
3,888	Linens ‘n Things, Inc.(a)	102,060
6,461	PETCO Animal Supplies, Inc.(a)	180,067
3,250	Tuesday Morning Corp.	114,758

		848,788

See Notes to Financial Statements.

48	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Road & Rail 0.5%
3,050	Old Dominion Freight Line, Inc.(a)	$101,016

Semiconductors & Semiconductor Equipment 2.7%
3,933	Intersil Corp.	76,182
3,850	Microsemi Corp.(a)	82,198
7,280	O2Micro International Ltd. (Cayman Islands)(a)	124,924
2,430	Sirf Technology Holdings, Inc.(a)	53,096
4,580	Ultratech, Inc.(a)	99,890
6,220	Volterra Semiconductor Corp.(a)	72,214

		508,504

Software 9.3%
7,095	Altiris, Inc.(a)	107,205
6,000	Bottomline Technologies, Inc.(a)	94,440
2,931	Catapult Communications Corp.(a)	47,775
6,760	Epicor Software Corp.(a)	100,251
2,964	FactSet Research Systems, Inc.	108,720
5,126	Filenet Corp.(a)	144,911
2,949	Hyperion Solutions Corp.(a)	138,780
13,354	Informatica Corp.(a)	141,152
6,677	Jack Henry & Associates, Inc.	128,599
2,784	Kronos, Inc.(a)	130,848
6,510	Merge Technologies, Inc.(a)	127,466
6,087	Serena Software, Inc.(a)	124,905
5,100	Sonic Solutions, Inc.(a)	97,920
18,190	Synplicity, Inc.(a)	119,781
1,300	Ultimate Software Group, Inc.(a)	23,790
5,320	Witness Systems, Inc.(a)	103,793

		1,740,336

Specialty Retail 1.0%
3,134	Tractor Supply Co.(a)	176,193

Textiles, Apparel & Luxury Goods 1.0%
10,669	Ashworth, Inc.(a)	88,659
4,420	Fossil, Inc.(a)	105,152

		193,811

Transportation 1.4%
3,685	Forward Air Corp.	128,422
7,520	Vitran Corp., Inc. (Class A shares) (Canada)(a)	131,600

		260,022

	Total long-term investments (cost $15,006,232)	18,470,805

See Notes to Financial Statements.

Strategic Partners Small Capitalization Growth Fund	49

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 1.0%

Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
185,871	(cost $185,871; Note 3)(b)	$185,871

	Total Investments 100.6% (cost $15,192,103; Note 5)	18,656,676
	Liabilities in excess of other assets (0.6%)	(111,031)

	Net Assets 100.0%	$18,545,645

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

See Notes to Financial Statements.

50	Visit our website at www.strategicpartners.com

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2005 were as follows:

Healthcare Equipment & Supplies	9.9%
Software	9.3
Commercial Services & Supplies	9.0
Internet Software & Services	6.8
Oil, Gas & Consumable Fuels	5.2
Retail	4.6
Healthcare Providers & Services	4.3
Electronics & Electronic Components	3.5
Financial Services	3.2
Pharmaceuticals	3.0
Communications Equipment	2.8
Hotels, Restaurants & Leisure	2.8
Semiconductors & Semiconductor Equipment	2.7
Aerospace/Defense	2.5
Media	2.5
Energy Equipment & Services	2.4
Insurance	2.1
Electronic Equipment & Instruments	2.0
Computers & Peripherals	1.6
Gaming	1.5
Transportation	1.4
Construction & Engineering	1.3
Exchange Traded Funds	1.3
Household Products	1.3
Business Services	1.2
Banks	1.1
Biotechnology	1.1
Automobiles	1.0
Money Market Mutual Fund	1.0
Specialty Retail	1.0
Textiles, Apparel & Luxury Goods	1.0
Auto Components	0.8
Real Estate Investment Trust	0.8
IT Services	0.7
Commercial Banks	0.6
Homebuilders	0.6
Capital Markets	0.5
Distributors	0.5
Food & Beverage	0.5
Road & Rail	0.5
Advertising	0.4
Building Materials	0.3

100.6
Liabilities in excess of other assets	(0.6)

100.0%

See Notes to Financial Statements.

Strategic Partners Small Capitalization Growth Fund	51

ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

SMALL CAPITALIZATION VALUE FUND

PORTFOLIO OF INVESTMENTS

Portfolio of Investments

as of July 31, 2005

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 94.3%
COMMON STOCKS

Aerospace & Defense 1.1%
600	AAR Corp.	$10,782
11,310	CPI Aerostructures, Inc.(a)	114,910
6,200	Curtiss-Wright Corp.	380,681
400	DRS Technologies, Inc.	20,800
600	Esterline Technologies Corp.	25,644
300	Heico Corp.	7,440
1,200	Kaman Corp.	23,400
23,375	Moog, Inc. (Class A shares)(a)	737,948
800	Orbital Sciences Corp.(a)	9,216
300	Triumph Group, Inc.(a)	12,105

		1,342,926

Airlines 0.4%
300	Alaska Airgroup, Inc.	10,494
900	Continental Airlines, Inc. (Class B shares)(a)	14,229
2,500	Expressjet Holdings, Inc.(a)	25,875
23,900	SkyWest, Inc.	495,925

		546,523

Auto Components 0.5%
20,800	ArvinMeritor, Inc.	396,656
13,680	Cooper Tire & Rubber Co.	275,242

		671,898

Auto Parts & Equipment 0.5%
16,440	Aftermarket Technology Corp.(a)	285,234
7,710	American Axle & Manufacturing Holdings, Inc.	212,411
1,400	Hayes Lemmerz International, Inc.(a)	10,976
300	Keystone Automotive Industries, Inc.(a)	7,917
300	Superior Industries International, Inc.	7,002
2,500	Tenneco Automotive, Inc.	47,150
1,000	Visteon Corp.	8,900

		579,590

Automobiles 0.4%
12,800	Winnebago Industries, Inc.	493,952

Beverages 0.2%
12,000	PepsiAmericas, Inc.	309,360

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	53

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Biotechnology 0.8%
300	Alexion Pharmaceuticals, Inc.(a)	$7,812
300	Bio-Rad Laboratories, Inc. (Class A shares)(a)	18,009
400	Celera Genomics(a)	4,936
300	Cell Genesys, Inc.(a)	1,803
900	Cytokinetics, Inc.(a)	8,028
4,400	Genelabs Technologies(a)	2,464
300	Human Genome Sciences, Inc.(a)	4,395
33,319	Nabi Biopharmaceuticals(a)	499,452
20,300	Serologicals Corp.(a)	466,900
700	Telik, Inc.(a)	11,900

		1,025,699

Building Materials 0.1%
300	Eagle Materials, Inc.	30,810
200	Genlyte Group, Inc.(a)	10,276
600	Texas Industries, Inc.	44,178
600	USG Corp.	29,340

		114,604

Building Products 1.3%
800	Apogee Enterprises, Inc.	12,648
21,440	Griffon Corp.(a)	554,224
20,800	Lennox International, Inc.	507,935
600	NCI Buildings Systems, Inc.(a)	23,172
1,200	Universal Forest Products, Inc.	59,940
11,000	York International Corp.	470,030

		1,627,949

Capital Markets 1.7%
15,500	Eaton Vance Corp.	380,835
600	Investment Technology Group, Inc.	15,372
23,900	Jefferies Group, Inc.	987,788
600	LaBranche & Co., Inc.	4,554
200	Piper Jaffray Cos.(a)	6,882
22,500	Raymond James Financial, Inc.	671,625

		2,067,056

Chemicals 2.9%
13,410	Arch Chemicals, Inc.	345,308
1,400	FMC Corp.	84,672
6,270	Georgia Gulf Corp.	198,947
1,000	H.B. Fuller Co.	34,530

See Notes to Financial Statements.

54	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

2,700	Hercules, Inc.(a)	$37,800
100	Kronos Worldwide, Inc.	3,191
7,600	Lubrizol Corp.	334,400
23,300	Methanex Corp. (Canada)	377,460
400	Minerals Technologies, Inc.	24,896
800	Newmarket Corp.	13,448
42,870	Olin Corp.	786,665
5,900	PolyOne Corp.	42,126
11,400	RPM International, Inc.	213,750
100	Schulman, A., Inc.	1,888
5,700	Scotts Co. (Class A shares)(a)	446,880
17,900	Sensient Technologies Corp.	340,279
1,000	Terra Industries, Inc.	8,400
5,200	Valspar Corp. (The)	255,112
2,300	W.R. Grace & Co.(a)	19,228
1,300	Wellman, Inc.	10,842

		3,579,822

Commercial Banks 5.7%
300	ABC Bancorp	6,000
400	Amcore Financial, Inc.	12,656
1,600	Amegy Bancorporation, Inc	36,448
200	AmericanWest Bancorp	4,580
6,100	Astoria Financial Corp.	170,434
100	Bancfirst Corp.	8,529
29,410	Bancorpsouth, Inc.	684,664
27,500	Bank Mutual Corp.	304,288
300	Bank of the Ozarks, Inc.	10,041
8,700	BankUnited Financial Corp. (Class A shares)	229,679
200	Banner Corp.	5,852
200	Capital Corp. of the West	6,436
300	Capitol Bancorp Ltd.	10,638
25,990	Cardinal Financial Corp.	269,776
400	Cathay General Bancorp	14,216
500	Central Pacific Financial Corp.	18,250
900	Chemical Financial Corp.	30,060
400	City Holding Co.	15,340
1,300	Colonial BancGroup, Inc.	30,251
300	Columbia Banking Systems, Inc.	8,304
600	Commercial Capital Bancorp	11,904
10,600	Commercial Federal Corp.	359,341
1,300	Community Bank System, Inc.	31,265
300	Community Trust Bancorp, Inc.	10,053

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	55

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

1,400	Corus Bankshares, Inc.	$87,836
800	Cullen Frost Bankers, Inc.	40,080
800	EuroBancshares, Inc.(a)	13,384
100	Financial Institutions, Inc.	1,927
900	First Bancorp (Puerto Rico)	22,068
200	First Citizens BancShares, Inc. (Class A shares)	33,600
200	First Financial Holdings, Inc.	5,972
9,410	First Indiana Corp.	304,225
3,000	First Niagara Financial Group, Inc.	44,190
200	First Oak Brook Bancshares, Inc.	5,764
300	First Place Financial Corp./OH	6,651
900	First Republic Bank (San Francisco)	34,092
11,760	FirstMerit Corp.	332,690
2,400	Gold Banc Corp, Inc.	36,480
300	Great Southern Bancorp, Inc.	9,768
1,200	Greater Bay Bancorp	31,476
10,080	Hancock Holding Co.	378,706
3,800	Hanmi Financial Corp.	72,200
10,900	Hudson United Bancorp	456,710
900	Iberiabank Corp.	60,264
1,000	Independent Bank Corp./MA	30,360
1,000	Independent Bank Corp./MI	30,880
1,300	Irwin Financial Corp.	28,665
200	ITLA Capital Corp.	11,598
100	Lakeland Financial Corp.	4,295
200	MainSource Financial, Group Inc.	3,816
200	MB Financial, Inc.	8,320
200	MBT Financial Corp.	4,188
315	Mercantile Bank Corp.	14,301
700	Mid-State Bancshares	21,616
100	Nara Bancorp, Inc.	1,554
1,000	Ocwen Financial Corp.(a)	7,650
16,000	Old National Bancorp/IN	348,000
100	Old Second Bancorp, Inc.	3,166
600	Pacific Capital Bancorp	20,532
1,700	Partners Trust Financial Group, Inc.	20,213
200	Peoples Bancorp, Inc./OH	5,790
500	Prosperity Bancshares, Inc.	15,400
6,000	Provident Bankshares Corp.	204,000
1,400	R&G Financial Corp.	22,120
10,760	Rainier Pacific Financial Group, Inc.	178,724
3,000	Republic Bancorp, Inc./HI	44,400
200	Republic Bancorp, Inc./KY	4,346

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

200	Royal Bancshares of Pennsylvania	$4,820
100	SCBT Financial Corp.	3,406
400	Security Bank Corp. Macon GA	9,492
16,220	Signature Bank New York, NY(a)	487,087
300	Simmons First National Corp.	8,169
300	Southside Bancshares, Inc.	6,266
200	Southwest Bancorp, Inc./OK	4,590
400	State Financial Services Corp.	16,060
1,400	Sterling Bancshares, Inc./TX	21,994
700	Sterling Financial Corp./PA	15,593
1,600	Sterling Financial Corp./WA	62,448
700	Summit Bancshares, Inc./TX	12,803
200	Sun Bancorp, Inc. NJ	4,280
12,000	Susquehanna Bancshares, Inc.	321,840
300	SVB Financial Group	15,402
400	Taylor Capital Group, Inc.	14,652
800	Texas Regional Bancshares, Inc.	23,728
600	TierOne Corp.	17,406
400	Trico Bancshares	9,712
9,310	UMB Financial Corp.	598,168
1,000	Umpqua Holdings Corp.	24,930
800	United Bankshares, Inc.	30,248
2,000	W Holding Co., Inc.	21,380
1,900	West Coast Bancorp/OR	49,780
100	Western Sierra Bancorp(a)	3,494
300	WSFS Financial Corp.	17,178

		7,105,948

Commercial Services & Supplies 2.8%
10,100	Administaff, Inc.	258,560
600	Alderwoods Group, Inc.(a)	9,600
14,800	Allied Waste Industries, Inc.(a)	126,984
1,400	Angelica Corp.	35,364
17,030	Banta Corp.	813,011
5,100	BearingPoint, Inc.(a)	41,871
760	Cadmus Communications Corp.	15,451
1,200	Century Business Services, Inc.	5,460
300	Clark, Inc.	4,356
200	Consolidated Graphics, Inc.(a)	8,520
200	CRA International, Inc.(a)	10,640
900	Dollar Thrifty Automotive Group(a)	28,170
300	Electro Rent Corp.(a)	4,263
800	Geo Group.	21,880

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	57

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

12,400	Harland (John H.) Co.	$479,012
700	Imagistics International, Inc.(a)	21,084
23,520	Integrated Electrical Services, Inc.(a)	65,150
14,000	Kelly Services, Inc. (Class A shares)	425,880
500	Mine Safety Appliances Co.	24,450
200	NCO Group, Inc.(a)	4,076
1,400	RENT-WAY, Inc.(a)	13,622
9,060	School Specialty, Inc.(a)	425,186
19,320	Source Interlink Cos, Inc.(a)	240,341
1,900	Spherion Corp.	15,010
4,400	Stewart Enterprises, Inc. (Class A shares)	33,044
1,600	TeleTech Holdings, Inc.(a)	13,040
18,950	Tetra Tech, Inc.(a)	284,819
700	United Stationers, Inc.	36,295
100	Viad Corp.	3,075
200	Volt Information Sciences, Inc.(a)	5,242

		3,473,456

Communication Equipment 0.4%
400	Bel Fuse, Inc. (Class B shares)	13,148
13,890	Belden CDT, Inc.	308,358
600	Black Box Corp.	26,280
300	C-COR, Inc.(a)	2,499
8,300	Ciena Corp.(a)	18,592
900	CommScope, Inc.(a)	15,201
600	Ditech Communications Corp.(a)	4,854
900	Inter-Tel, Inc.	22,410
2,400	Powerwave Technologies, Inc.(a)	27,528
700	Utstarcom, Inc.(a)	6,174

		445,044

Computers 0.3%
5,600	Brocade Communications Systems, Inc.(a)	25,088
800	Covansys Corp.(a)	11,832
500	Electron For Imaging	10,535
200	Intergraph Corp.(a)	7,606
500	Komag, Inc.(a)	17,740
200	Magma Design Automation, Inc.(a)	1,920
800	Palm, Inc.(a)	22,832
1,700	Perot Systems Corp.(a)	23,936
13,270	Pomeroy IT Solutions, Inc.(a)	171,316
7,900	Quantum Corp.(a)	21,962
600	Silicon Storage Technology, Inc.(a)	2,832

See Notes to Financial Statements.

58	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

700	SYKES Enterprises, Inc.(a)	$7,175
700	Tyler Technologies, Inc.(a)	5,558

		330,332

Computers & Peripherals 0.1%
2,700	Adaptec, Inc.(a)	10,395
1,900	Gateway, Inc.(a)	7,562
700	Hutchinson Technology, Inc.(a)	23,303
700	Imation Corp.	30,345
2,000	McData Corp (Class A shares)(a)	9,680

		81,285

Construction & Engineering 0.2%
200	Dycom Industries, Inc.(a)	4,880
200	EMCOR Group, Inc.(a)	10,300
12,340	Insituform Technologies, Inc. (Class A shares)(a)	237,545
500	URS Corp.	18,725
600	Washington Group International, Inc.(a)	32,364

		303,814

Construction Materials 0.7%
20,800	Headwaters, Inc.(a)	889,200

Consumer Finance
2,200	Cash America International, Inc.	45,804

Containers & Packaging 0.8%
8,960	Aptargroup, Inc.	446,656
900	Chesapeake Corp.	20,070
900	Crown Cork, Inc.	14,211
700	Greif, Inc. (Class A shares)	44,100
32,000	Rock-Tenn Co. (Class A shares)	431,040
1,000	Silgan Holdings, Inc.	57,430

		1,013,507

Distributors 0.1%
1,400	Aviall, Inc.	47,390
400	Brightpoint, Inc.	9,700
300	Building Materials Hldg Corp.	24,930

		82,020

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	59

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Diversified Consumer Services 0.4%
13,300	Regis Corp.	$555,408
100	Vertrue, Inc.(a)	3,965

		559,373

Diversified Financial Services 1.8%
18,900	Accredited Home Lenders Holding Co.(a)	897,939
800	Advanta Corp. (Class B shares)	23,928
22,200	AmeriCredit Corp.(a)	593,185
700	CompuCredit Corp.(a)	26,509
300	Credit Acceptance Corp.(a)	4,050
1,000	Doral Financial Corp.	15,430
200	eSpeed, Inc.(a)	1,700
400	Financial Federal Corp.	15,400
100	Greenhill & Co., Inc.	3,836
1,500	Knight Cap Group, Inc. (Class A shares)(a)	11,850
1,500	Metris Companies, Inc.	22,275
17,300	Oriental Financial Group	275,935
1,200	Student Loan Corp.	260,100
1,500	World Acceptance Corp.	40,755

		2,192,892

Diversified Telecommunication Services 0.2%
9,100	Cincinnati Bell, Inc.	41,314
3,620	Commonwealth Telephone Enterprises, Inc.	154,936
700	General Communication (Class A shares)(a)	7,196

		203,446

Electric Utilities 1.0%
16,800	Cleco Corp.	377,664
17,500	Duquesne Light Holdings, Inc.	339,500
2,100	EL Paso Electric Co.	45,444
10,870	Idacorp, Inc.	341,862
6,400	Sierra Pacific Resources	83,072
100	UIL Holdings Corp.	5,448
2,200	Unisource Energy Corp.	70,950

		1,263,940

Electrical Equipment 1.2%
11,530	A.O. Smith Corp.	311,310
22,470	Acuity Brands, Inc.	655,674
16,810	Regal-Beloit Corp.	529,516

		1,496,500

See Notes to Financial Statements.

60	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Electronic Components & Equipment
700	Encore Wire Corp.(a)	$10,367
900	General Cable Corp.	14,940

		25,307

Electronic Equipment & Instruments 3.0%
27,130	Aeroflex, Inc.(a)	262,618
1,300	Agilysys, Inc.	25,142
600	Anixter International, Inc.(a)	24,936
12,880	Avnet, Inc.(a)	337,198
800	Bell Microproducts, Inc.(a)	8,328
800	Benchmark Electronics, Inc.(a)	25,600
30,300	Checkpoint Systems, Inc.(a)	523,584
11,900	Coherent, Inc.(a)	405,076
1,300	CTS Corp.	16,042
400	Electro Scientific Industries, Inc.(a)	8,800
36,500	FLIR Systems, Inc.(a)	1,200,486
100	Global Imaging Systems, Inc.(a)	3,466
8,900	Lincoln Electric Holdings, Inc.	325,829
8,820	Littelfuse, Inc.(a)	254,810
12,850	Methode Electronics, Inc. (Class A shares)	162,424
300	MTS Systems, Corp.	11,895
1,000	Newport Corp.	13,700
100	Paxar Corp.(a)	1,946
400	Radisys Corp.(a)	6,936
27,000	Sanmina-SCI Corp.(a)	129,060

		3,747,876

Electronics 0.4%
8,990	Mettler Toledo International, Inc.(a)	471,975
400	Sypris Solutions, Inc.	5,560
300	TTM Technologies, Inc	2,127

		479,662

Energy Equipment & Services 1.0%
200	Cal Dive International, Inc.(a)	11,844
400	Hanover Compressor Co.	5,816
400	Lone Star Technologies, Inc.(a)	20,412
6,100	Oceaneering International, Inc.(a)	261,690
500	Offshore Logistics, Inc.	18,000
7,300	Tidewater, Inc.	294,701
800	Veritas DGC, Inc.(a)	24,640
18,670	W-H Energy Services, Inc.(a)	586,238

		1,223,341

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	61

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Entertainment 0.5%
16,860	Alliance Gaming Corp.	$258,127
8,960	Carmike Cinemas, Inc.	270,412
300	Isle Of Capri Casinos	8,400
800	Navigant International, Inc.	10,680
1,000	Six Flags, Inc.	5,250
400	Steinway Musical Instruments	11,916

		564,785

Exchange Traded Fund 0.8%
15,500	iShares S&P Small Cap 600/BARRA Value Index Fund	1,011,065

Food & Staples Retailing 0.9%
35,370	Casey’s General Stores, Inc.	769,651
600	Great Atlantic & Pacific Tea Co.	17,190
200	Nash Finch Co.	8,246
10,900	Ruddick Corp.	300,404

		1,095,491

Food Products 2.1%
12,800	Chiquita Brands International, Inc.	386,304
23,830	Corn Products International, Inc.	573,588
500	Flowers Foods, Inc.	12,595
13,900	Fresh Del Monte Produce, Inc. (Cayman Islands)	365,709
300	Gold Kist, Inc.	6,120
200	J & J Snack Foods Corp.	11,768
8,500	Lancaster Colony Corp.	375,955
8,900	Loews Corp.—Carolina Group	346,477
700	Pathmark Stores, Inc.(a)	7,798
5,720	Ralcorp Holdings, Inc.	245,960
7,500	Sanderson Farms, Inc.	323,175

		2,655,449

Gas Utilities 2.6%
10,060	AGL Resources, Inc.	386,807
15,000	Atmos Energy Corp.	437,400
29,860	Cascade Natural Gas Corp.	651,843
8,900	Energen Corp.	312,390
1,700	New Jersey Resources Corp.	80,342
500	Nicor, Inc.	20,410
700	Northwest Natural Gas Co.	27,013
11,100	ONEOK, Inc.	387,946
5,700	Peoples Energy Corp.	245,955

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

1,900	South Jersey Industries	$55,803
4,800	Southwest Gas Corp.	128,545
13,840	WGL Holdings, Inc.	476,788

		3,211,242

Healthcare Equipment & Supplies 1.6%
500	Analogic Corp.	25,685
12,100	Arrow International, Inc.	380,667
900	Conmed Corp.(a)	27,099
8,700	Cooper Cos., Inc. (The)	597,690
10,300	Invacare Corp.	434,145
6,190	Orthofix International(a)	280,098
1,100	PSS World Medical, Inc.(a)	16,082
400	STERIS Corp.	10,868
100	SurModics, Inc.(a)	3,886
7,240	Sybron Dental Specialties, Inc.(a)	266,070

		2,042,290

Healthcare Providers & Services 4.8%
700	Alliance Imaging, Inc.(a)	7,182
11,110	America Service Group, Inc.(a)	239,754
27,800	American Healthways, Inc.(a)	1,239,045
19,100	AMERIGROUP Corp.(a)	661,815
13,100	Covance, Inc.(a)	649,105
400	Gentiva Health Services, Inc.(a)	7,716
1,500	Kindred Healthcare, Inc.(a)	55,110
400	LCA-Vision, Inc.	18,320
300	Magellan Health Services, Inc.(a)	10,746
11,270	National Dentex Corp.(a)	219,089
100	Neurometrix, Inc.	2,369
23,960	Owens & Minor, Inc.	710,176
10,940	Parexel International Corp.(a)	217,378
600	Pediatrix Medical Group, Inc.(a)	47,052
15,000	Pharmaceutical Product Development, Inc.(a)	858,450
31,590	Res-Care, Inc.(a)	468,480
100	Sierra Health Services, Inc.(a)	6,744
7,500	Sunrise Senior Living, Inc.(a)	397,500
3,740	Triad Hospitals, Inc.(a)	185,766

		6,001,797

Hotels, Restaurants & Leisure 2.1%
500	Ameristar Casinos, Inc.	14,665
400	Argosy Gaming Co.(a)	18,716

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	63

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

400	Aztar Corp.(a)	$13,312
14,000	Bob Evans Farms, Inc.	355,040
10,270	Brinker International, Inc.(a)	420,043
15,900	CEC Entertainment, Inc.(a)	609,129
14,600	Intrawest Corp. (Canada)	357,992
1,000	Jack in the Box, Inc.(a)	38,050
10,300	Landry’s Restaurants, Inc.	320,845
300	Papa John’s International, Inc(a)	12,930
200	Ryan’s Restaurant Group, Inc.(a)	2,606
16,900	Sonic Corp.(a)	512,239

		2,675,567

Household Durables 4.8%
9,540	American Greetings Corp.	242,698
700	Applica, Inc.	1,946
200	Beazer Homes USA, Inc.	13,088
200	Furniture Brands International, Inc.	3,832
7,600	Harman International Industries, Inc.	653,223
18,500	Hovnanian Enterprises, Inc. (Class A shares)(a)	1,307,580
700	Kimball International (Class B shares)	9,436
400	LA-Z-BOY, Inc.	5,348
500	Levitt Corp.	16,015
4,500	M/I Homes, Inc.	268,291
3,305	MDC Holdings, Inc.	282,313
15,100	Meritage Corp.(a)	1,403,547
3,230	National Presto Industries, Inc.	144,026
17,554	Snap-on, Inc.	643,881
9,100	Standard Pacific Corp.	868,049
1,500	Technical Olympic USA, Inc.	42,330
1,200	Tupperware Corp.	25,596
1,400	WCI Communities, Inc.(a)	47,544

		5,978,743

Household Products
200	CSS Industries, Inc.	7,548
900	Spectrum Brands, Inc.	27,900
200	Water Pik Technologies, Inc.(a)	3,906

		39,354
Independent Power Producers & Energy Traders
600	Black Hills Corp.	23,928

Industrial Conglomerates 0.3%
4,900	Teleflex, Inc.	325,017

See Notes to Financial Statements.

64	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Insurance 5.8%
8,900	American Financial Group, Inc./OH	$301,176
100	American Physicians Capital, Inc.(a)	3,985
4,900	AmerUs Group Co.	252,743
1,000	Argonaut Group, Inc.	24,030
200	Baldwin & Lyons, Inc.	5,450
15,100	Commerce Group, Inc.	941,485
23,650	Delphi Financial Group, Inc. (Class A shares)	1,147,262
500	Direct General Corp.	9,320
8,900	Hilb, Rogal & Hobbs Co.	301,622
12,770	Horace Mann Educators Corp.	255,145
500	Infinity Property & Casualty Corp.	17,720
6,500	LandAmerica Financial Group, Inc.	407,419
400	Midland Co. The	15,116
100	Nationwide Financial Service (Class A shares)	3,958
100	Navigators Group, Inc.(a)	3,688
15,700	Philadelphia Consolidated Holding Corp.(a)	1,303,416
500	Phoenix Companies, Inc. (The)	6,300
16,530	Platinum Underwriters Holdings Ltd	573,095
4,200	PMA Capital Corp.	39,354
8,140	ProAssurance Corp.(a)	349,694
4,600	Protective Life Corp.	200,376
14,800	Pxre Group Ltd	377,400
33,600	Quanta Capital Holdings Ltd	223,440
300	RLI Corp.	14,280
700	Safety Insurance Group, Inc.	25,333
2,300	Scottish Annuity & Life Holdings, Ltd. (Bermuda)	55,315
700	Selective Insurance Group	34,853
400	State Auto Financial Corp.	12,580
900	Stewart Information Services Corp.	42,354
700	UICI	21,595
4,000	United Fire & Casualty Co.	179,120
600	Universal American Financial Corp.(a)	14,772
1,200	Zenith National Insurance Corp.	83,568

		7,246,964

Internet
600	aQuantive, Inc.(a)	11,316
200	AsiaInfo Holdings, Inc.(a)	1,092
400	E. Piphany, Inc.(a)	1,516
1,200	Earthlink, Inc.(a)	11,436
2,600	Homestore, Inc.(a)	6,864
300	Infospace, Inc.(a)	7,242

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	65

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

200	ProQuest Co.(a)	$6,930
600	Redback Networks, Inc.(a)	4,974
600	United Online, Inc.	6,906

		58,276

Internet & Catalog Retail
400	Insight Enterprises, Inc.(a)	8,160

Investment Companies
2,300	Technology Investment Capital Corp.	35,857

IT Services 0.7%
20,720	BISYS Group, Inc. (The)	325,926
100	CACI International, Inc. (Class A shares)(a)	6,579
1,300	Ciber, Inc.(a)	10,166
1,200	Gartner, Inc. (Class A shares)	12,444
8,200	Global Payments, Inc.	543,168
400	ManTech International Corp.(a)	12,604
100	MAXIMUS, Inc.	3,818
200	Startek, Inc.	3,304
200	Talx Corp.	7,380

		925,389

Leisure Equipment & Products 0.1%
8,530	Jakks Pacific, Inc.(a)	146,204
800	K2, Inc.	10,640

		156,844

Machinery 5.4%
2,000	AGCO Corp.	41,380
17,190	Albany International Corp. (Class A shares)	602,337
200	Astec Industries, Inc.(a)	5,798
13,400	Barnes Group, Inc.	456,136
6,210	Briggs & Stratton Corp.	232,068
11,900	Bucyrus International, Inc. (Class A shares)	507,180
400	Cascade Corp.	17,664
9,900	Crane Co.	308,385
13,870	Federal Signal Corp.	242,725
500	Flowserve Corp.	16,930
100	Gardner Denver, Inc.(a)	4,110
20,800	Harsco Corp.	1,253,202
2,500	JLG Industries, Inc.	78,350
10,270	Kadant, Inc.(a)	234,670

See Notes to Financial Statements.

66	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

27,920	Kaydon Corp.	$861,611
6,600	Kennametal, Inc.	313,698
11,400	Mueller Industries, Inc.	333,792
200	NACCO Industries, Inc. (Class A shares)	23,120
13,360	Robbins & Myers, Inc.	290,313
500	Sauer-Danfoss, Inc.	9,840
15,300	Tecumseh Products Co. (Class A shares)	459,002
400	Terex Corp.	19,368
1,300	Toro Co.	52,312
12,800	Valmont Industries, Inc.	335,361
500	Watts Water Technologies, Inc. (Class A shares)	18,250

		6,717,602

Media 2.3%
100	4Kids Entertainment, Inc.(a)	2,010
15,190	Advo, Inc.	533,928
100	Arbitron, Inc.	4,150
10,470	Belo Corp. (Class A shares)	250,024
9,500	Charter Communications, Inc.(a)	12,825
5,710	Courier Corp.	231,655
17,000	Handleman Co.	301,240
900	Insight Communications Co., Inc.(a)	10,413
400	Journal Register Co.	7,448
8,250	Liberty Corp.	318,863
1,500	Lodgenet Entertainment Corp.(a)	24,525
1,000	Mediacom Communications Corp.(a)	6,990
3,900	Primedia, Inc.(a)	16,614
300	R.H. Donnelley Corp.	19,650
4,200	Radio One, Inc. (Class D shares)(a)	55,482
400	Saga Communications, Inc.(a)	5,720
14,500	Scholastic Corp.(a)	536,065
20,700	Sinclair Broadcast Group, Inc. (Class A shares)	186,300
10,020	Valassis Communications, Inc.	396,291

		2,920,193

Metals & Mining 2.0%
32,700	Agnico-Eagle Mines Ltd. (Canada)	399,594
11,420	CIRCOR International, Inc.	318,047
14,600	Commercial Metals Co.	419,604
25,200	Goldcorp, Inc. (Canada)	409,752
6,400	IPSCO, Inc. (Canada)	344,000
1,100	NN, Inc.	14,311
400	NS Group, Inc.	16,980

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	67

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

300	Oregon Steel Mills, Inc.	$6,663
6,900	Quanex Corp.	420,900
800	Reliance Steel & Aluminum Co.	37,376
300	Ryerson Tull, Inc.	5,730
300	Schnitzer Steel Industries, Inc.	8,580
1,300	Steel Dynamics, Inc.	41,808

		2,443,345

Miscellaneous Manufacturing 0.1%
400	Actuant Corp.(Class A shares)	18,612
300	Ameron International Corp.	11,460
200	ESCO Technologies, Inc.(a)	21,924
2,000	Jacuzzi Brands, Inc.	21,700

		73,696

Multi-Utilities 2.0%
600	Avista Corp.	11,424
400	CH Energy Group, Inc.	19,660
13,000	National Fuel Gas Co.	395,200
23,200	PNM Resources, Inc.	681,848
8,900	Vectren Corp.	257,922
29,270	Westar Energy, Inc.	712,139
9,470	Wisconsin Energy Corp.	380,221

		2,458,414

Oil, Gas & Consumable Fuels 7.0%
7,600	Arch Coal, Inc.	432,592
5,090	Atlas America, Inc.	213,322
56,700	Cabot Oil & Gas Corp.	2,297,484
19,200	Chesapeake Energy Corp.	501,312
1,700	Cimarex Energy Co.(a)	71,298
800	Comstock Resources, Inc.(a)	22,152
500	Energy Partners Ltd.(a)	13,230
9,000	Frontier Oil Corp.	252,181
100	Giant Industries, Inc.	3,922
600	Harvest Natural Resources, Inc.(a)	5,478
700	Holly Corp.	32,776
600	Houston Exploration Co. (The)(a)	34,674
7,600	Massey Energy Co.	328,700
1,000	Oil States International(a)	29,580
3,300	Penn Virginia Corp.	178,035
18,900	Range Resources Corp.	577,206
500	RPC, Inc.	9,745

See Notes to Financial Statements.

68	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

900	Southwestern Energy Co.	$49,599
20,200	St. Mary Land & Exploration Co.	638,320
800	Stone Energy Corp.(a)	42,568
24,490	Swift Energy Co.(a)	998,703
2,200	Todco(a)	67,562
11,400	UGI Corp.	334,476
300	Universal Compression Holdings, Inc.(a)	12,165
31,450	Vintage Petroleum, Inc.	1,104,839
1,000	Walter Industries, Inc.	44,510
8,200	Western Gas Resources, Inc.	328,328

		8,624,757

Paper & Forest Products 0.5%
6,400	Potlatch Corp.	369,920
7,580	Schweitzer-Manduit International, Inc.	198,217
1,100	Wausau Paper Corp.	13,838

		581,975

Pharmaceuticals 0.7%
700	Adolor Corp.(a)	6,797
700	Alpharma, Inc. (Class A shares)	9,828
900	Atherogenics, Inc.(a)	14,985
100	Auxilium Pharmeceuticals(a)	639
5,800	AVANIR Pharmaceuticals(a)	18,908
5,125	Barr Pharmaceuticals, Inc.(a)	243,028
1,800	Cypress Bioscience, Inc.(a)	24,660
3,700	KV Pharmaceutical Co. (Class A shares)(a)	58,867
34,000	Perrigo, Co.	472,599
300	Rigel Pharmaceuticals, Inc.(a)	6,494
500	United Therapeutics Corp.(a)	26,675
500	Valeant Pharmaceuticals International	9,865

		893,345

Real Estate Investment Trust 5.5%
1,400	Affordable Residential Communities	18,312
300	Alexandria Real Estate Equities, Inc.	24,135
1,800	American Home Investment Corp.	69,138
18,000	Annaly Mortgage Management, Inc.	287,101
4,000	Anthracite Capital, Inc.	47,800
11,600	Arbor Realty Trust, Inc.	357,280
400	Boykin Lodging Co.	5,996
1,500	Capital Automotive REIT	58,905
400	Capital Trust, Inc./NY	13,380

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	69

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

2,900	CarrAmerica Realty Corp.	$112,636
10,700	CBL & Associates Properties, Inc.	490,916
17,200	Education Realty Trust, Inc.	341,076
12,800	Entertainment Properties Trust	583,040
3,100	Equity Inns, Inc.	41,633
14,500	Equity One, Inc.	345,100
1,800	FelCor Lodging Trust, Inc.	27,990
7,000	First Industrial Realty Trust, Inc.	288,960
300	First Potomac Realty Trust	7,905
700	Gables Residential Trust	30,401
1,300	Government Properties Trust, Inc.	12,701
7,000	Healthcare Realty Trust, Inc.	286,020
26,000	HRPT Properties Trust	335,140
1,700	IMPAC Commercial Mortgage Holdings, Inc.	29,920
3,400	Innkeepers Usa Trust	52,258
500	Jones Lang LaSalle, Inc.(a)	24,625
900	Kilroy Reality Corp.	46,890
700	LaSalle Hotel Properties	24,374
3,300	Lexington Corporate Properties Trust	79,134
1,500	LTC Properties, Inc.	35,100
1,300	Maguire Properties, Inc.	38,935
5,600	MeriStar Hospitality Corp.	49,952
1,400	MFA Mortgage Investments, Inc.	9,744
2,200	Mid-America Apartment Communities, Inc.	105,930
2,000	National Health Investors, Inc.	61,540
13,800	Nationwide Health Properties, Inc.	346,104
400	New Century Financial Corp.	20,952
9,900	New Plan Excel Realty Trust	271,062
500	Novastar Financial, Inc.	20,265
500	Parkway Properties, Inc.	26,775
1,400	Pennslyvania Real Estate Investment Trust	68,474
1,500	Prentiss Properties Trust	60,705
1,600	RAIT Investment Trust	50,704
900	Saul Centers, Inc.	34,020
2,200	Senior Housing Properties Trust	43,384
6,500	Shurgard Storage Centers, Inc.	304,850
11,470	SL Green Realty Corp.	799,461
800	Sun Communities, Inc.	27,880
200	Urstadt Biddle Properties, Inc. (Class A shares)	3,740
1,400	Ventas, Inc.	45,206
29,860	Winston Hotels, Inc.	336,522

		6,804,071

See Notes to Financial Statements.

70	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

Retail 0.4%
2,300	Asbury Automotive Group, Inc.(a)	$39,077
300	Build-A-Bear Workshop, Inc.(a)	7,200
4,500	Charming Shoppes	52,785
6,110	Eddie Bauer Holdings, Inc.(a)	168,331
400	Kenneth Cole Productions, Inc. (Class A shares)	11,908
2,400	Lithia Motors, Inc.	74,760
500	Luby’s, Inc.	7,050
500	Movado Group, Inc.	9,660
600	O’Charleys, Inc.(a)	10,746
1,800	Shopko Stores, Inc.	45,810
800	Smart & Final, Inc.	11,176
900	Systemax, Inc.(a)	6,264
100	The Sports Authority, Inc. (The)(a)	3,180

		447,947

Road & Rail 0.7%
9,800	Arkansas Best Corp.	336,140
17,770	Kansas City Southern Industries, Inc.	400,891
9,800	Werner Enterprises, Inc.	185,906

		922,937

Semiconductors & Semiconductor Equipment 0.5%
700	Actel Corp.	10,836
500	AMIS Holdings, Inc.(a)	6,380
700	Amkor Technologies, Inc.(a)	3,262
3,500	Applied Micro Circuits Corp.(a)	10,535
1,600	Axcelis Technologies, Inc.(a)	11,056
1,300	Cirrus Logic, Inc.(a)	9,711
400	Cohu, Inc.	9,844
1,600	Credence Systems Corp.(a)	17,424
400	DSP Group, Inc.(a)	9,980
400	Emulex Corp.(a)	7,596
1,800	Entegris, Inc.(a)	21,186
300	Exar Corp.(a)	4,778
2,100	Fairchild Semiconductor International, Inc. (Class A shares)(a)	35,406
500	Genesis Microchip, Inc.(a)	12,420
600	Integrated Silicon Solutions, Inc.(a)	5,175
2,200	Intergrated Device Technologies	25,432
1,300	Lattice Semiconductor Corp.(a)	6,695
800	MKS Instruments, Inc.(a)	15,288
900	Mykrolis Corp.(a)	14,670
1,500	ON Semiconductor Corp.(a)	8,625

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	71

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

600	Phototronics, Inc.(a)	$16,104
32,520	Richardson Electronics, Ltd.	287,802
1,000	Skyworks Solutions, Inc.(a)	7,330
300	Standard Microsystems Corp.(a)	7,638
1,000	Vitesse Semiconductor Corp.(a)	2,220

		567,393

Software 0.9%
400	Computer Programs & Systems, Inc.	15,200
300	infoUSA, Inc.(a)	3,531
100	Internet Security Systems(a)	2,277
400	NetIQ Corp.(a)	4,580
49,600	Parametric Technology Corp.(a)	342,239
1,100	Per-Se Technologies, Inc.(a)	25,377
500	Progress Software Corp.(a)	15,545
15,470	Sybase, Inc.(a)	329,202
100	Synnex Corp.(a)	1,858
13,060	Synopsys, Inc.(a)	241,741
5,520	THQ, Inc.(a)	193,090

		1,174,640

Specialty Retail 3.3%
1,300	Aaron Rents, Inc. (Class B shares)	31,902
700	Aeropostale, Inc.(a)	20,895
16,500	Borders Group, Inc.	409,366
800	Burlington Coat Factory Warehouse Corp.	32,824
16,000	Claire’s Stores, Inc.	406,560
49,790	CSK Auto Corp.(a)	931,570
14,700	Dress Barn, Inc.(a)	358,386
13,420	Foot Locker, Inc.	335,500
400	Genesco, Inc.(a)	14,908
500	JO-ANN Stores, Inc.(a)	13,760
100	Linens ‘n Things, Inc.(a)	2,625
6,560	Men’s Wearhouse, Inc. (The)(a)	235,898
200	Movie Gallery, Inc.	5,016
200	Pantry Inc., (The)(a)	8,524
900	Payless Shoesource, Inc.(a)	17,478
600	RC2 Corp.(a)	24,486
400	Rent-A-Center, Inc.(a)	8,436
200	Sonic Automotive, Inc.	4,660
600	Stage Stores, Inc.(a)	26,502
23,200	Stein Mart, Inc.(a)	526,408
10,740	Too, Inc.(a)	276,985

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

11,800	United Auto Group, Inc.	$417,130
500	Zale Corp.(a)	17,000

		4,126,819

Telecommunications 0.9%
30,200	American Tower Corp. (Class A shares)(a)	693,996
600	Arris Group, Inc.(a)	6,624
1,200	Broadwing Corp.(a)	6,000
800	Centennial Communications Corp.(a)	11,240
1,700	CT Communications, Inc.	23,324
2,100	Dobson Communications Corp.(a)	14,805
300	Hypercom Corp.(a)	2,130
11,900	Iowa Telecommunications Services, Inc.	225,863
1,600	Mastec, Inc.(a)	15,680
1,900	MRV Communications, Inc.(a)	4,047
400	North Pittsburgh Systems, Inc.	8,384
4,800	Premiere Global Services, Inc.(a)	49,056
400	SafeNet, Inc.(a)	13,676
1,600	Sycamore Networks, Inc.(a)	5,696
800	Talk America Holdings, Inc.(a)	6,992
1,100	Time Warner Telecom, Inc. (Class A shares)(a)	7,469

		1,094,982

Textiles & Apparel 2.0%
8,100	Brown Shoe Co., Inc.	319,547
18,530	Kellwood Co.	450,465
30,000	Phillips-Van Heusen Co.	1,017,000
1,300	Quiksilver, Inc.(a)	21,827
4,680	Reebok International Ltd.	197,964
25,900	Russell Corp.	490,028
400	Unifirst Corp./MA	17,804

		2,514,635

Thrifts & Mortgage Finance 0.8%
1,800	BankAtlantic Bancorp, Inc. (Class A shares)	32,292
700	Dime Community Bancshares	11,354
400	FirstFed Financial Corp.	24,992
900	Flagstar Bancorp, Inc.	16,587
13,400	Fremont General Corp.	327,496
700	MAF Bancorp, Inc.	30,877
8,220	PMI Group, Inc. (The)	336,609
11,680	Washington Federal, Inc.	271,794

		1,052,001

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	73

Portfolio of Investments

as of July 31, 2005 Cont’d.

Shares	Description	Value (Note 1)

Tobacco 0.3%
2,500	Alliance One International, Inc.	$15,150
8,600	Universal Corp.	410,220

		425,370

Trading Companies & Distributors 1.0%
3,600	Applied Industrial Technologies, Inc.	128,628
3,700	GATX Corp.	139,860
7,140	Hughes Supply, Inc.	202,919
1,500	United Rental, Inc.(a)	27,900
16,900	Watsco, Inc.	800,383

		1,299,690

Transportation Infrastructure 0.9%
400	Covenant Transport, Inc. (Class A shares)(a)	5,400
8,200	Frontline, Ltd. (Bermuda)	344,236
7,500	General Maritime Corp.	292,425
1,300	Genesee & Wyoming, Inc. (Class A shares)(a)	39,351
600	Overnite Corp.	25,866
8,250	Quality Distribution, Inc.(a)	79,448
1,400	RailAmerica, Inc.	16,478
1,100	SCS Transportation, Inc.(a)	19,888
6,400	Teekay Shipping Corp. (Bahamas)	294,464
600	US Xpress Enterprises, Inc.(a)	7,884

		1,125,440

Trucking & Leasing
200	Amerco, Inc.(a)	11,568
300	Greenbrier Cos., Inc.	8,670
600	Interpool, Inc.	12,900

		33,138

Water Utilities
300	American States Water Co.	9,330
300	California Water Service Group	12,450
100	SJW Corp.	5,519

		27,299

	Total long-term investments (cost $98,499,702)	117,708,033

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 9.1%

Money Market Mutual Fund
	Dryden Core Investment - Taxable Money Market Series
11,379,124	(cost $11,379,124; Note 3)(b)	$11,379,124

	Total Investments 103.4% (cost $109,878,826; Note 5)	129,087,157
	Liabilities in excess of other assets (3.4%)	(4,225,232)

	Net Assets 100%	$124,861,925

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2005 were as follows:

Money Market Mutual Fund	9.1%
Oil, Gas & Consumable Fuels	7.0
Insurance	5.8
Commercial Banks	5.7
Real Estate Investment Trust	5.5
Machinery	5.4
Healthcare Providers & Services	4.8
Household Durables	4.8
Specialty Retail	3.3
Electronic Equipment & Instruments	3.0
Chemicals	2.9
Commercial Services & Supplies	2.8
Gas Utilities	2.6
Media	2.3
Food Products	2.1
Hotels, Restaurants & Leisure	2.1
Metals & Mining	2.0
Multi-utilities	2.0
Textiles & Apparel	2.0
Diversified Financial Services	1.8
Capital Markets	1.7
Healthcare Equipment & Supplies	1.6
Building Products	1.3
Electrical Equipment	1.2
Aerospace/Defense	1.1
Electric Utilities	1.0
Energy Equipment & Services	1.0
Trading Companies & Distributors	1.0

See Notes to Financial Statements.

Strategic Partners Small Capitalization Value Fund	75

Portfolio of Investments

as of July 31, 2005 Cont’d.

Food & Staples Retailing	0.9%
Software	0.9
Telecommunications	0.9
Transportation Infrastructure	0.9
Biotechnology	0.8
Containers & Packaging	0.8
Exchange Traded Fund	0.8
Thrifts & Mortgage Finance	0.8
Construction Materials	0.7
It Services	0.7
Pharmaceuticals	0.7
Road & Rail	0.7
Auto Components	0.5
Auto Parts & Equipment	0.5
Entertainment	0.5
Paper & Forest Products	0.5
Semiconductors & Semiconductors Equipment	0.5
Airlines	0.4
Automobiles	0.4
Communications Equipment	0.4
Diversified Consumer Services	0.4
Electronics	0.4
Retail	0.4
Computers	0.3
Industrial Conglomerates	0.3
Tobacco	0.3
Beverages	0.2
Construction & Engineering	0.2
Diversified Telecommunication Services	0.2
Building Materials	0.1
Computers & Peripherals	0.1
Distributors	0.1
Leisure Equipment & Products	0.1
Miscellaneous Manufacturing	0.1
Consumer Finance	0.0	*
Electronic Componants & Equipment	0.0	*
Household Products	0.0	*
Independent Power Producers & Energy Traders	0.0	*
Internet	0.0	*
Internet Catalog & Retail	0.0	*
Investment Companies	0.0	*
Trucking & Leasing	0.0	*
Water Utilities	0.0	*

	103.4
Liabilities in excess of other assets	(3.4)

	100.0%

*	Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.

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ANNUAL REPORT

JULY 31, 2005

STRATEGIC PARTNERS

TOTAL RETURN BOND FUND

PORTFOLIO OF INVESTMENTS

Portfolio of Investments

as of July 31, 2005

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

LONG-TERM INVESTMENTS 139.0%

ASSET BACKED SECURITIES 5.2%
Aaa	$108	Ace Securities Corp., Ser. 2004-OP1, Class A2A, F.R.N. 3.57%, 4/25/34	$108,430
Aaa	112	Bank of America Mortgage Securities, Ser. 2004-2, Class 5A1, 6.50%, 10/25/31	114,544
Aaa	474	Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2005-4, Class 23A2, F.R.N. 5.44%, 5/25/35	476,377
Aaa	262	Ser. 2002-11, Class 1A1, F.R.N. 5.63%, 2/25/33	263,497
Aaa	1,000	Commercial Mortgage Pass-Through Certificate, Ser. 2005-F10A, Class MOA1, F.R.N. 3.57%, 3/15/20(e)	999,780
Aaa	19	Indymac Adjustable Rate Mortgage Trust, Ser. 2001-H2, Class A1, F.R.N., 3.96%, 1/25/32	19,106
AAA(a)	674	Master Asset Securitization Trust, Ser. 2003-7, Class 1A2, 5.50%, 9/25/33	671,286
Aaa	217	Quest Trust, Ser. 2004-X2, Class A1, F.R.N. 4.02%, 6/25/34(e)	216,969
Aaa	219	Residential Funding Mortgage Securities Corp., Ser. 2003-S9, Class A1, 6.50%, 3/25/32	221,812
Aaa	1,732	Washington Mutual Mortgage Loan Trust, Ser. 2003-R1, Class A1, F.R.N. 3.73%, 12/25/27	1,730,039
Aaa	67	Ser. 2003-AR1, Class 2A, F.R.N. 5.37%, 2/25/33	66,853

		Total asset backed securities (cost $4,910,455)	4,888,693

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

CORPORATE BONDS 10.3%

Airlines 0.2%
NR		$300	United Air Lines, 9.21%, 1/21/17(d)	$156,909

Automobile Manufacturers 1.1%
A3		1,000	DaimlerChrysler NA Holding, F.R.N. 3.61%, 3/7/07	997,066

Financial Services 6.0%
			Ford Motor Credit Corp.,
Baa2		500	5.80%, 1/12/09	481,046
Baa2		100	6.875%, 2/1/06	100,992
Baa2		400	7.25%, 10/25/11	393,686
Baa2		100	7.875%, 6/15/10	100,931
			General Electric Capital Corp.,
Aaa	JPY	70,000	0.10%, 12/20/05	622,630
Aaa	JPY	77,000	1.40%, 11/2/06	696,260
			General Motors Acceptance Corp.,
Baa2		$1,400	4.5288%, 4/13/06, F.R.N.	1,397,059
Baa2		1,000	6.875%, 9/15/11, F.R.N.	965,117
			HSBC Bank, F.R.N.
Aa2		500	3.51%, 9/21/07	500,133
			Quest Capital Funding, Inc.,
Caa2		200	7.00%, 8/3/09	196,500
Caa2		200	7.25%, 2/15/11	193,500

				5,647,854

Hotels, Restaurants & Leisure 1.1%
			Harrah’s Operating Co. Inc. Series 144A
Baa3		1,000	5.625%, 6/1/15(e)	1,013,084

Household Products 0.5%
			Clorox Co., F.R.N.
A3		500	3.525%, 12/14/07	500,663

Oil & Gas 0.8%
			El Paso Corp., M.T.N.,
Caa1		700	7.75%, 1/15/32	708,750

See Notes to Financial Statements.

Strategic Partners Total Return Bond Fund	79

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)

Telecommunications 0.5%
			Quest Capital Corp., Series 144A
Ba3		$500	7.625%, 6/15/15(e)	$516,250

Utilities 0.2%
			TXU Energy Co. LLC, F.R.N.
Baa2		147	4.36%, 1/17/06	146,955

			Total corporate bonds (cost $9,597,777)	9,687,531

FOREIGN GOVERNMENT OBLIGATIONS 14.2%
			Brazilian Government Bonds, (Brazil)
B1		1,200	11.00%, 8/17/40	1,411,200
B1		41	4.3125%, 4/15/12, F.R.N.	39,892
			Deutsche Bundesrepublik, (Germany)
Aaa		1,200	5.25%, 7/4/10	1,625,852
Aaa	EUR	900	5.625%, 1/4/28	1,405,564
Aaa	EUR	1,000	6.50%, 7/4/27	1,720,812
			France Government Bond O.A.T., (France)
Aaa	EUR	300	4.00%, 4/25/55	380,392
			Republic of Italy, (Italy)
Aa2	JPY	43,000	3.80%, 3/27/08	418,374
			Republic of Panama, (Panama)
Ba1		$500	8.25%, 4/22/08	542,500
			Republic of Peru, (Peru)
Ba3		500	9.875%, 2/6/15	618,750
			Russia Government Bond, (Russia)
Baa3		1,100	5.00%, 3/31/30	1,219,680
			United Kingdom Treasury, (United Kingdom)
Aaa	GBP	1,800	4.75%, 6/7/10	3,236,093
AAA(a)	GBP	400	5.00%, 3/7/12	732,763

			Total foreign government obligations (cost $13,434,146)	13,351,872

MUNICIPALS 5.5%
			Adams County, Penn.,
Aaa		$1,000	4.75%, 11/15/28	1,022,830
			Chicago, M.B.I.A., Ser. A
Aaa		500	5.00%, 1/1/41	536,700

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

		Georgia St. Road & Thrwy. Auth. Rev.,
Aaa	$400	5.00%, 3/1/21	$424,584
		Golden St. Tobacco Securitization, California Tobacco Securitization Rev.,
Baa3	1,100	6.25%, 6/1/33	1,224,366
Baa3	500	6.375%, 6/1/32	582,130
Baa3	300	6.75%, 6/1/39	344,790
		Houston Ind. Sch. Dist.,
Aaa	300	4.75%, 2/15/26	303,591
		South Center Connecticut, Regional Water Authority,
Aaa	715	5.00%, 8/1/26	763,556

		Total municipals (cost $4,624,661)	5,202,547

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES 58.1%
		Federal Home Loan Mortgage Corp.,
	2,295	3.904%, 7/25/44	2,339,630
	384	6.50%, 3/1/16 - 3/1/18	398,396
		Federal National Mortgage Assn.,
	16	3.8588%, 10/18/30, F.R.N.	15,912
	8,500	4.00%, 7/1/19 - 7/1/20	8,202,489
	167	4.11%, 5/1/36, F.R.N.	169,270
	3,500	4.50%, 8/1/33	3,355,625
	146	4.50% 8/1/33, TBA	139,859
	89	4.96%, 9/1/31, F.R.N.	91,599
	127	5.00%, 1/1/19	127,558
	29,603	5.50%, 2/1/17 - 6/1/35	29,774,856
	672	5.936%, 11/1/11	710,791
	7,845	6.00%, 5/1/16 - 8/1/34	8,018,535
	1,207	6.50%, 9/1/21 - 7/1/32	1,255,935
		Government National Mortgage Assn.,
	9	3.83%, 9/20/30, F.R.N.	8,876
	13	3.8588%, 10/16/30, F.R.N.	13,062
	53	4.125%, 11/20/29, F.R.N.	52,957
	3	8.00%, 8/20/31	3,684
	7	8.50%, 6/15/30	7,219

		Total U.S. government agency mortgage backed securities (cost $54,815,056)	54,686,253

See Notes to Financial Statements.

Strategic Partners Total Return Bond Fund	81

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description	Value (Note 1)

U.S. GOVERNMENT SECURITIES 45.7%
		United States Treasury Bonds,(b)
	$300	6.625%, 2/15/27	$384,738
	1,900	9.125%, 5/15/18	2,761,903
		United States Treasury Inflation Notes,(b)
	814	1.625%, 1/15/15	796,337
	2,000	1.875%, 7/15/13	2,123,185
	2,525	2.00%, 1/15/14	2,552,534
		United States Treasury Notes,(b)
	4,200	3.375%, 10/15/09	4,075,147
	9,800	3.375%, 9/15/09	9,519,014
	2,600	4.00%, 3/15/10 - 2/15/14	2,575,961
	2,300	4.25%, 8/15/13 - 8/15/14	2,301,172
	5,100	4.875%, 2/15/12	5,304,796
	600	5.00%, 8/15/11	626,813
	500	6.00%, 2/15/26	595,390
	800	6.25%, 8/15/23	964,656
	5,400	6.50%, 2/15/10	5,919,118
	200	7.125%, 2/15/23	261,773
	1,600	8.125%, 8/15/19	2,200,626

		Total U.S. government securities (cost $43,199,544)	42,963,163

		Total long-term investments (cost $130,581,639)	130,780,059

SHORT-TERM INVESTMENTS 3.8%

COMMERCIAL PAPER 3.3%
		Barclays Funding,
P-1	1,100	3.65%, 11/28/05	1,086,800
		UBS Finance LLC,
P-1	600	3.28%, 8/1/05	600,000
P-1	700	3.59%, 11/21/05	692,125
P-1	700	3.61%, 11/23/05	691,978

		Total commercial paper (cost $3,070,879)	3,070,903

U.S. GOVERNMENT SECURITIES 0.1%
	125	United States Treasury Bill, 2.94%, 9/15/05(b)(c) (cost $124,542)	124,529

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Contracts/ Notional Amount	Description	Value (Note 1)

OUTSTANDING OPTIONS PURCHASED 0.4%

Call Options 0.3%
	2,100,000	Swap Option 3 month LIBOR, expiring 4/27/09 @ 5.75%	$277,135

Put Options 0.1%
	90	Euro Futures, expiring 12/19/05 @ $93.75	562
	79	Euro Futures, expiring 12/19/05 @ $94	494
	25	Euro Futures, expiring 9/19/05 @ $94.75	312
	42	Euro Futures, expiring 9/19/05 @ $94.50	262
	2,100,000	Swap Option 3 month LIBOR, expiring 4/27/09 @ 6.25%	55,440

			57,070

		Total outstanding options purchased (cost $261,080)	334,205

		Total short-term investments (cost $3,456,501)	3,529,637

		Total Investments, Before Outstanding Options Written and Securities Sold Short (cost $134,038,140; Note 5)	134,309,696

OUTSTANDING OPTIONS WRITTEN (0.1)%

Call Options (0.1)%
	6,800,000	Swap Option 3 month LIBOR, expiring 7/3/06 @ 4.0%	(32,402)
	2,500,000	Swap Option 3 month LIBOR, expiring 10/31/05 @ 4.0%	(1,227)

			(33,629)

Put Options
	4	90 day GBP LIBOR, expiring 12/21/05 @ 94.25	(44)
	6,800,000	Swap Option 3 month LIBOR, expiring 7/3/06 @ 6.0%	(19,618)
	2,500,000	Swap Option 3 month LIBOR, expiring 10/31/05 @ 7.0%	0

			(19,662)

		Total outstanding options written (premiums received $438,770)	(53,291)

See Notes to Financial Statements.

Strategic Partners Total Return Bond Fund	83

Portfolio of Investments

as of July 31, 2005 Cont’d.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description	Value (Note 1)
SECURITIES SOLD SHORT (35.7)%
	EUR	(1,200)	Deutsche Bundesrepublik, 5.25%, 7/4/10	$(1,625,852)
		$(6,000)	Federal National Mortgage Assn., 5.50%, 8/1/31	(6,030,000)
	GBP	(400)	United Kingdom Treasury, 5.00%, 3/7/12	(732,763)
		$(4,400)	United States Treasury Notes, 3.375%, 9/15/09	(4,273,843)
		(1,300)	4.00%, 11/15/12	(1,285,324)
		(5,700)	4.125%, 5/15/15	(5,627,861)
		(4,000)	4.25%, 11/15/14	(3,987,968)
		(3,750)	4.375%, 8/15/12	(3,801,416)
		(5,100)	4.875%, 2/15/12	(5,304,796)
		(900)	6.00%, 8/15/09	(962,085)

			Total securities sold short (proceeds $34,061,570)	(33,631,908)

			Total Investments, Net of Outstanding Options Written and Securities Sold Short 107.0% (cost $99,537,800)	100,624,497
			Liabilities in excess of other assets (7.0%)(f)	(6,524,442)

			Net Assets 100%	$94,100,055

EUR—Euro.

F.R.N.—Floating Rate Note.

GBP—British Pound.

JPY—Japanese Yen.

M.B.I.A.—Municipal Bond Insurance Corporation.

M.T.N.—Medium Term Note.

NR—Not Rated.

O.A.T.—European market inflation-linked bonds.

TBA—Securities purchased on a forward commitment basis.

See Notes to Financial Statements.

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The Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

(a)	Standard & Poor’s rating.
(b)	Securities segregated as collateral for short sales, futures, and written options.
(c)	Rate quoted represents yield-to-maturity as of purchase date.
(d)	Represents Issuer in default on interest payments, non income producing security.
(e)	144A Security
(f)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures, foreign currency contracts, interest rate and credit default swaps as follows:

During the year ended July 31, 2005, the Total Return Bond Fund entered into financial futures contracts. Details of open contracts at July 31, 2005 were as follows:

Number of Contracts	Type	Expiration Date	Current Value	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
102	90 Day Euro	Dec. 2005	$24,412,425	$24,507,162	$(94,737)
11	5yr US T-Note	Sep. 2005	1,179,234	1,198,312	(19,078)
18	90 Day Euro	Sep. 2005	4,321,125	4,322,250	(1,125)
18	90 Day Euro	Dec. 2006	4,297,500	4,321,575	(24,075)
2	90 Day Euro	Mar. 2006	478,150	478,850	(700)

					$(139,715)

	Short Positions:
22	10yr US T-Note	Sep. 2005	$2,441,656	$2,483,312	$41,656

					$(98,059)

At July 31, 2005, the Total Return Bond Fund had outstanding forward currency contracts to sell foreign currencies, as follows:

Foreign Currency Sale Contracts	Value of Receivable at Settlement Date	Current Value	Unrealized Appreciation
Euros, 2,777,000
Expiring 8/25/05	$3,377,748	$3,366,958	$10,790
Pound Sterling, 1,788,000
Expiring 8/30/05	3,146,219	3,142,521	3,698
Japanese Yen, 41,728,000
Expiring 8/12/05	373,845	371,163	2,682

	$6,897,812	$6,880,642	$17,170

See Notes to Financial Statements.

Strategic Partners Total Return Bond Fund	85

Portfolio of Investments

as of July 31, 2005 Cont’d.

The Total Return Bond Portfolio entered into interest rate swap agreements for the year ended July 31, 2005. The Fund paid a transaction fee for entering into the agreements. Details of the swap agreements outstanding as of July 31, 2005 were as follows:

Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
JP Morgan(a)	6/18/2034	EUR	1,000	6.00%	6 Month LIBOR	$156,489
JP Morgan(a)	3/15/2032	EUR	400	6.00%	6 Month LIBOR	41,476
Barclay’s Capital(b)	9/15/2010	GBP	900	5.00%	6 Month LIBOR	3,695
Merrill Lynch & Co.(a)	12/15/2014	EUR	8,100	4.00%	6 Month LIBOR	(60,473)
Bank of America(a)	6/15/2035		$300	6.00%	3 Month LIBOR	19,822
Barclay’s Capital(a)	6/18/2034	GBP	400	5.00%	6 Month LIBOR	2,239
Goldman Sachs(b)	12/15/2010		$2,800	4.00%	3 Month LIBOR	(47,501)
Barclay’s Capital(b)	12/15/2010		$1,500	4.00%	3 Month LIBOR	(25,552)
Bank of America Securities LLC(b)	12/15/2010		$2,300	4.00%	3 Month LIBOR	(39,091)
Greenwich Capital(b)	12/15/2010		$2,300	4.00%	3 Month LIBOR	(33,968)
Goldman Sachs(a)	12/15/2007		$2,000	4.00%	3 Month LIBOR	12,449

						$29,585

(a)	Portfolio pays the fixed rate and receives the floating rate.
(b)	Portfolio pays the floating rate and receives the fixed rate.

The Total Return Bond Fund entered into credit default swap agreements for the year ended July 31, 2005. Details of the swap agreements outstanding as of July 31, 2005 were as follows:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.(a)	12/20/2008	$500	0.26%	Allstate Corp., 6.125%, 2/15/12	$(2,405)
				Ingersoll-Rand Co.,
Merrill Lynch & Co.(a)	12/20/2008	$200	0.32%	6.48%, 6/1/25	(867)
				Emerson Electric Co.,
Morgan Stanley & Co. Inc.(a)	12/20/2008	$300	0.21%	4.625%, 10/15/12	(309)
				Eli Lilly & Co., Inc.,
Barclay’s Bank PLC(a)	12/20/2008	$400	0.16%	6.00%, 3/15/12	(1,015)
				E.I. Dupont,
Bank of America Securities LLC(a)	12/20/2008	$300	0.13%	6.875%, 10/15/09	(340)
				Hewlett Packard Co.,
Bear Stearns & Co.(a)	12/20/2008	$400	0.32%	6.50%, 7/1/12	(1,568)

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
				Johnson & Johnson
Lehman Brothers Inc.(a)	12/20/2008	$400	0.11%	3.80%, 5/15/13	$(571)
				Home Depot, Inc.,
Lehman Brothers Inc.(a)	12/20/2008	$400	0.12%	5.375%, 4/1/06	(143)
				FedEx Corp.
Citigroup Global Partners Inc.(a)	12/20/2008	$300	0.29%	7.25%, 2/15/11	(535)
				Whirlpool Corp.,
Lehman Brothers Inc.(a)	12/20/2008	$200	0.29%	8.60%, 5/1/10	1,383
				Eaton Corp.,
Citigroup Global Partners Inc.(a)	12/20/2008	$400	0.28%	5.75%, 7/15/12	(824)
				Gannett
Merrill Lynch & Co.(a)	12/20/2008	$100	0.22%	6.375%, 4/01/12	454
				Wal-Mart Stores, Inc.,
Citigroup Global Partners Inc.(a)	12/20/2008	$600	0.14%	6.875%, 8/10/09	(1,011)
				Autozone, Inc.,
UBS Warburg LLC(b)	12/20/2008	$500	0.35%	5.875%, 10/15/12	1,313
				Costco Wholesale Corp.,
Lehman Brothers Inc.(a)	12/20/2008	$100	0.24%	5.50%, 3/15/07	(412)
				Masco Corp.
Lehman Brothers Inc.(a)	12/20/2008	$200	0.30%	5.875%, 7/15/12	(378)
				Radioshack Corp.,
Lehman Brothers Inc.(a)	12/20/2008	$200	0.35%	7.375%, 5/15/11	2,156
				The Walt Disney Co.,
Barclay’s Bank PLC(a)	12/20/2008	$100	0.67%	6.375%, 3/1/12	(1,609)
				Capital One Bank,
Bear Stearns & Co.(a)	12/20/2008	$100	1.09%	4.875%, 5/15/08	(2,876)
				Northrop Grumman Corp.,
Lehman Brothers Inc.(a)	12/20/2008	$100	0.48%	7.125%, 2/15/11	(1,101)
				Lockheed Martin Corp.,
Lehman Brothers Inc.(a)	12/20/2008	$100	0.53%	8.20%, 12/1/09	(1,317)
				Goodrich Corp.,
Lehman Brothers Inc.(a)	12/20/2008	$100	0.97%	7.625%, 12/15/12	(2,043)
				Deere & Co.,
Bear Stearns & Co.(a)	12/20/2008	$100	0.24%	7.875%, 5/15/10	(297)
				Radioshack Corp.,
UBS Warburg LLC(b)	12/20/2008	$100	0.37%	7.375%, 5/15/11	1,013
				Catepillar, Inc.,
Bear Stearns & Co.(a)	12/20/2008	$100	0.19%	7.25%, 9/15/09	(110)
				Emerson Electric Co.,
Morgan Stanley & Co. Inc.(a)	12/20/2008	$100	0.22%	7.125%, 8/15/10	(136)
				Devon Energy Corp.,
Merrill Lynch & Co.(a)	12/20/2008	$200	0.35%	6.875%, 9/30/11	(650)

See Notes to Financial Statements.

Strategic Partners Total Return Bond Fund	87

Portfolio of Investments

as of July 31, 2005 Cont’d.

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
				International Paper Co.,
Bear Stearns & Co.(a)	12/20/2008	$100	0.60%	6.75%, 9/1/11	$(271)
				Andarko Petroleum Corp.,
Merrill Lynch & Co.(a)	12/20/2008	$100	0.27%	5.00%, 10/1/12	(208)
				Carnival Corp.,
UBS Warburg LLC(b)	12/20/2008	$100	0.44%	6.15%, 4/15/08	(927)
				Countrywide Home Loans, Inc.,
Morgan Stanley & Co. Inc.(a)	10/20/2008	$100	0.42%	5.625%, 7/15/09	(339)
				Occidental Petroleum Corp.,
Merrill Lynch & Co.(a)	12/20/2008	$100	0.28%	6.75%, 1/15/12	(493)
				Simon Properties Group, L.P.,
UBS Warburg LLC(b)	12/20/2008	$100	0.44%	5.45%, 3/15/13	(621)
				The Kroger Co.,
Morgan Stanley & Co. Inc.(b)	12/20/2008	$100	0.53%	4.75%, 4/15/12	(417)
				Wal-Mart Stores, Inc.,
Bear Stearns & Co.(a)	12/20/2008	$100	0.15%	6.875%, 8/10/09	(201)
				Motorola, Inc.,
Merrill Lynch & Co.(a)	12/20/2008	$100	0.85%	7.625%, 11/15/10	(2,280)
				People’s Republic of China
Lehman Brothers Inc.(a)	6/20/2009	$800	0.40%	6.80%, 5/23/11	(5,433)
				Russian Federation
Bear Stearns & Co.(b)	3/20/2007	$400	0.62%	2.25%, 3/31/30	1,941
				DJ CDX, IG 4
Goldman Sachs(b)	6/20/2010	$3,500	0.40%	0.40%, 6/20/10	7,732
				DJ CDX, IG 4
Bank of America Securities LLC(b)	6/20/2010	$2,000	0.40%	0.40%, 6/20/10	23,939
				DJ CDX, IG 4
Bear Stearns & Co.(b)	6/20/2010	$300	0.40%	0.40%, 6/20/10	1,532
				Russian Federation
Credit Suisse First Boston(b)	9/7/2005	$100	0.55%	5.00%, 3/31/30	99
				Ford Motor Credit
Goldman Sachs(b)	9/20/2006	$500	1.70%	7.00%, 10/1/13	3,285

					$13,140

(a)	Fund pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.
(b)	Fund receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2005 were as follows:

U.S. Government Agency Mortgage Backed Securities	58.1%
U.S. Government Securities	45.8
Foreign Government Obligations	14.2
Corporate Bonds	10.3
Municipals	5.5
Asset-Backed Securities	5.2
Commercial Paper	3.3
Outstanding Options Purchased	0.4
Outstanding Options Written	(0.1)
Securities Sold Short	(35.7)

107.0
Liabilities in excess of other assets	(7.0)

100.0%

See Notes to Financial Statements.

Strategic Partners Total Return Bond Fund	89

Statement of Assets and Liabilities

as of July 31, 2005

Strategic Partners Large Capitalization Growth Fund
ASSETS
Investments, at value:
Unaffiliated investments (cost $73,321,379)	$79,612,088
Affiliated investments (cost $1,288,547)	1,288,547
Cash	9,525
Receivable for investments sold	479,996
Receivable for Fund shares sold	106,569
Dividends receivable	44,497
Prepaid expenses	2,072

Total assets	81,543,294

LIABILITIES
Payable for investments purchased	1,207,478
Accrued expenses	227,663
Payable for Fund shares reacquired	187,079
Distribution fee payable	55,639
Management fee payable	47,178
Transfer agent fee payable	45,430
Deferred trustees’ fees	4,581

Total liabilities	1,775,048

NET ASSETS	$79,768,246

Net assets were comprised of:
Common stock, at par	$10,697
Paid-in capital, in excess of par	162,970,806

162,981,503
Accumulated net investment loss	(4,581)
Accumulated net realized loss on investments	(89,499,385)
Net unrealized appreciation on investments	6,290,709

Net assets, July 31, 2005	$79,768,246

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Growth Fund
Class A:
Net assets	$18,614,205
Shares of beneficial interest issued and outstanding	2,414,875
Net asset value and redemption price per share	$7.71
Maximum sales charge (5.50% of offering price)	0.45

Maximum offering price to public	$8.16

Class B:
Net assets	$25,440,498
Shares of beneficial interest issued and outstanding	3,445,615
Net assets value, offering price and redemption price per share	$7.38

Class C:
Net assets	$35,713,543
Shares of beneficial interest issued and outstanding	4,836,995
Net asset value and redemption price per share	$7.38

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	91

Statement of Assets and Liabilities

as of July 31, 2005

Strategic Partners Large Capitalization Value Fund
ASSETS
Investments, at value
Unaffiliated investments (cost $57,975,704)	$73,498,830
Affiliated investments (cost $1,057,025)	1,057,025
Cash	28,958
Receivable for investments sold	178,070
Receivable for Fund shares sold	153,221
Dividends receivable	91,214
Prepaid expenses	1,679

Total assets	75,008,997

LIABILITIES
Payable for investments purchased	377,523
Accrued expenses	171,415
Payable for Fund shares reacquired	162,047
Distribution fee payable	47,470
Management fee payable	43,516
Transfer agent fee payable	23,897
Deferred trustees’ fees	2,696

Total liabilities	828,564

NET ASSETS	$74,180,433

Net assets were comprised of:
Common stock, at par	$5,158
Paid-in capital, in excess of par	53,410,105

53,415,263
Undistributed net investment income	19,819
Accumulated net realized gain on investments	5,222,225
Net unrealized appreciation on investments	15,523,126

Net assets, July 31, 2005	$74,180,433

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Value Fund
Class A:
Net assets	$23,677,617
Shares of beneficial interest issued and outstanding	1,623,749
Net asset value and redemption price per share	$14.58
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price to public	$15.43

Class B:
Net assets	$28,446,442
Shares of beneficial interest issued and outstanding	1,990,988
Net assets value, offering price and redemption price per share	$14.29

Class C:
Net assets	$22,056,374
Shares of beneficial interest issued and outstanding	1,543,667
Net assets value, offering price and redemption price per share	$14.29

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	93

Statement of Assets and Liabilities

as of July 31, 2005

Strategic Partners Small Capitalization Growth Fund
ASSETS
Investments, at value
Unaffiliated investments (cost $15,006,232)	$18,470,805
Affiliated investments (cost $185,871)	185,871
Cash	512
Receivable for investments sold	596,707
Receivable for Fund shares sold	4,035
Dividends receivable	674
Prepaid expenses	2

Total assets	19,258,606

LIABILITIES
Payable for investments purchased	532,261
Accrued expenses	103,487
Payable for Fund shares reacquired	40,111
Distribution fee payable	12,809
Transfer agent fee payable	12,757
Management fee payable	8,990
Deferred trustees’ fees	2,546

Total liabilities	712,961

NET ASSETS	$18,545,645

Net assets were comprised of:
Shares of beneficial interest, at par	$2,189
Paid-in capital, in excess of par	22,183,696

22,185,885
Undistributed net investment loss	(2,546)
Accumulated net realized loss on investments	(7,102,267)
Net unrealized appreciation on investments	3,464,573

Net assets, July 31, 2005	$18,545,645

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Growth Fund
Class A:
Net assets	$4,490,169
Shares of beneficial interest issued and outstanding	514,981
Net asset value and redemption price per share	$8.72
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price to public	$9.23

Class B:
Net assets	$7,264,949
Shares of beneficial interest issued and outstanding	865,133
Net assets value, offering price and redemption price per share	$8.40

Class C:
Net assets	$6,790,527
Shares of beneficial interest issued and outstanding	809,232
Net assets value, offering price and redemption price per share	$8.39

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	95

Statement of Assets and Liabilities

as of July 31, 2005

Strategic Partners Small Capitalization Value Fund
ASSETS
Investments, at value
Unaffiliated investments (cost $98,499,702)	$117,708,033
Affiliated investments (cost $11,379,124)	11,379,124
Cash	108,444
Receivable for Fund shares sold	2,625,167
Investments sold	442,288
Dividends and interest receivable	76,226
Prepaid expenses	1,235

Total assets	132,340,517

LIABILITIES
Payable for investments purchased	6,999,346
Accrued expenses	200,431
Payable for Fund shares reacquired	118,841
Management fee payable	67,457
Distribution fee payable	65,162
Transfer agent fee payable	24,436
Deferred trustees’ fees	2,919

Total liabilities	7,478,592

NET ASSETS	$124,861,925

Net assets were comprised of:
Shares of beneficial interest, at par	$6,477
Paid-in capital, in excess of par	91,509,825

91,516,302
Undistributed net investment loss	(2,919)
Accumulated net realized gain on investments	14,140,211
Net unrealized appreciation on investments	19,208,331

Net assets, July 31, 2005	$124,861,925

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Value Fund
Class A:
Net assets	$56,288,929
Shares of beneficial interest issued and outstanding	2,840,947
Net asset value and redemption price per share	$19.81
Maximum sales charge (5.50% of offering price)	1.15

Maximum offering price to public	$20.96

Class B:
Net assets	$29,281,823
Shares of beneficial interest issued and outstanding	1,552,588
Net asset value and redemption price per share	$18.86

Class C:
Net assets	$39,291,173
Shares of beneficial interest issued and outstanding	2,083,372
Net asset value and redemption price per share	$18.86

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	97

Statement of Assets and Liabilities

as of July 31, 2005

Strategic Partners Total Return Bond Fund
ASSETS
Investments, at value (cost $134,038,140)	$134,309,696
Foreign currency, at value (cost $97,966)	98,861
Cash	618,721
Receivable for investments sold	23,016,445
Interest receivable	756,025
Unrealized appreciation on swaps	281,017
Receivable for Fund shares sold	128,287
Premium for interest rate swaps purchased	117,718
Due from Manager	24,162
Unrealized appreciation on forward currency contracts	17,170
Prepaid expenses	3,946

Total assets	159,372,048

LIABILITIES
Securities sold short, at value (proceeds $34,061,570)	33,631,908
Payable for investments purchased	30,069,015
Premium for credit default and interest rate swaps written	628,528
Unrealized depreciation on swaps	238,292
Accrued expenses	254,351
Payable for Fund shares reacquired	171,201
Distribution fee payable	97,403
Dividends payable	89,575
Outstanding options written (premiums received $438,770)	53,291
Transfer agent fee payable	25,961
Payable to broker—variation margin	6,244
Deferred trustees’ fees	6,224

Total liabilities	65,271,993

NET ASSETS	$94,100,055

Net assets were comprised of:
Shares of beneficial interest, at par	$9,073
Paid-in capital, in excess of par	93,011,333

93,020,406
Undistributed net investment loss	50,048
Accumulated net realized gain on investments and foreign currency transactions	(50,073)
Net unrealized appreciation on investments and foreign currencies	1,079,674

Net assets, July 31, 2005	$94,100,055

See Notes to Financial Statements.

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Strategic Partners Total Return Bond Fund
Class A:
Net assets	$26,803,486
Shares of beneficial interest issued and outstanding	2,584,348
Net asset value and redemption price per share	$10.37
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price to public	$10.86

Class B:
Net assets	$43,939,382
Shares of beneficial interest issued and outstanding	4,236,524
Net assets value, offering price and redemption price per share	$10.37

Class C:
Net assets	$23,357,187
Shares of beneficial interest issued and outstanding	2,252,260
Net assets value, offering price and redemption price per share	$10.37

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	99

Statement of Operations

Year Ended July 31, 2005

Strategic Partners
Large Capitalization Growth Fund
NET INVESTMENT INCOME (LOSS)
Income
Unaffiliated dividends	$1,129,697
Affiliated dividends	21,486
Interest	—
Less: Foreign withholding taxes	(6,419)

Total income	1,144,764

Expenses
Management fee	614,675
Distribution fee—Class A	50,585
Distribution fee—Class B	274,442
Distribution fee—Class C	401,323
Transfer agent’s fees and expenses(a)	216,000
Custodian’s fees and expenses	93,000
Reports to shareholders	65,000
Registration fees	30,000
Legal fees and expenses	25,000
Audit fee	17,000
Trustees’ fees	12,000
Miscellaneous	7,836

Total expenses	1,806,861
Less: Expense subsidy (Note 2)	—

Net expenses	1,806,861

Net investment income (loss)	(662,097)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(216,464)
Foreign currency transactions	—
Other transactions*	—

(216,464)

Net change in unrealized appreciation (depreciation) on:
Investments	11,151,643
Foreign currencies	—
Other investments**	—

11,151,643

Net gain on investments and foreign currencies	10,935,179

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,273,082

(a) Including affiliated expense of	$196,780

*	Net realized gain (loss) on other transactions is comprised of: Short Sales ($882,207), Options Written $379,305, Futures $681,250 and Swaps $178,882.

See Notes to Financial Statements.

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Strategic Partners
Large Capitalization Value Fund	Small Capitalization Growth Fund	Small Capitalization Value Fund	Total Return Bond Fund

$1,472,578	$57,232	$1,213,495	$—
20,686	14,885	124,663	—
—	—	—	3,449,728
(43)	—	(6,054)	—

1,493,221	72,117	1,332,104	3,449,728

469,743	134,501	588,282	502,260
47,316	12,250	83,660	65,548
267,740	72,972	246,717	358,581
214,057	70,173	259,048	198,165
117,000	66,000	110,000	192,000
98,000	89,000	97,000	220,000
35,000	10,000	82,000	132,000
30,000	33,000	68,000	79,000
27,000	28,000	24,000	44,000
21,000	17,000	17,000	26,000
11,000	10,000	9,000	12,000
4,937	8,255	13,303	12,932

1,342,793	551,151	1,598,010	1,842,486
—	(88,331)	—	(417,047)

1,342,793	462,820	1,598,010	1,425,439

150,428	(390,703)	(265,906)	2,024,289

7,728,085	1,112,806	14,475,624	2,042,981
—	—	—	434,954
—	—	—	357,230

7,728,085	1,112,806	14,475,624	2,835,165

4,693,738	3,212,899	8,034,276	457,258
—	—	—	(238,603)
—	—	—	36,481

4,693,738	3,212,899	8,034,276	255,136

12,421,823	4,325,705	22,509,900	3,090,301

$12,572,251	$3,935,002	$22,243,994	$5,114,590

$114,050	$50,000	$108,117	$138,915

**	Net change in unrealized appreciation (depreciation) on other investments is comprised of: Short Sales $482,623, Options Written ($70,282), Futures ($359,692) and Swaps ($16,168).

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	101

Statement of Changes in Net Assets

	Strategic Partners
	Large Capitalization Growth Fund
	Year Ended July 31, 2005	Year Ended July 31, 2004
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(662,097)	$(1,425,925)
Net realized gain (loss) on investments transactions	(216,464)	129,811
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	11,151,643	5,736,471

Net increase (decrease) in net assets resulting from operations	10,273,082	4,440,357

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	—	—
Class B	—	—
Class C	—	—

Total dividends from net investment income	—	—

Distributions from net realized gains
Class A	—	—
Class B	—	—
Class C	—	—

Total distributions from net realized gains	—	—

Fund share transactions (Net of share conversions) (Note 6)
Proceeds from shares sold	5,180,335	11,975,619
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—
Cost of shares reacquired	(33,630,602)	(28,147,489)

Net increase (decrease) in net assets from Fund share transactions	(28,450,267)	(16,171,870)

Total increase (decrease)	(18,177,185)	(11,731,513)

NET ASSETS
Beginning of year	97,945,431	109,676,944

End of year(a)	$79,768,246	$97,945,431

(a) Includes undistributed net investment income of:	$—	$—

See Notes to Financial Statements.

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Strategic Partners
Large Capitalization Value Fund		Small Capitalization Growth Fund
Year Ended July 31, 2005	Year Ended July 31, 2004	Year Ended July 31, 2005	Year Ended July 31, 2004

$150,428	$18,425	$(390,703)	$(468,713)
7,728,085	4,034,374	1,112,806	2,324,472
4,693,738	5,739,942	3,212,899	(800,883)

12,572,251	9,792,741	3,935,002	1,054,876

(135,149)	(88,068)	—	—
(7,090)	(18,131)	—	—
(5,766)	(11,428)	—	—

(148,005)	(117,627)	—	—

(325,677)	—	—	—
(489,630)	—	—	—
(398,202)	—	—	—

(1,213,509)	—	—	—

17,016,822	17,097,610	2,346,481	4,987,458
1,288,539	111,142	—	—
(16,272,502)	(14,681,743)	(7,114,483)	(5,097,572)

2,032,859	2,527,009	(4,768,002)	(110,114)

13,243,596	12,202,123	(833,000)	944,762

60,936,837	48,734,714	19,378,645	18,433,883

$74,180,433	$60,936,837	$18,545,645	$19,378,645

$19,819	$17,396	$—	$—

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	103

Statement of Changes in Net Assets

Cont’d.

	Strategic Partners
	Small Capitalization Value Fund
	Year Ended July 31, 2005	Year Ended July 31, 2004
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(265,906)	$(239,812)
Net realized gain (loss) on investments transactions	14,475,624	7,062,799
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	8,034,276	5,384,527

Net increase (decrease) in net assets resulting from operations	22,243,994	12,207,514

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	—	—
Class B	—	—
Class C	—	—

Total dividends from net investment income	—	—

Distributions from net realized gains
Class A	(924,828)	—
Class B	(778,848)	—
Class C	(755,520)	—

Total distributions from net realized gains	(2,459,196)	—

Fund share transactions (Net of share conversions) (Note 6)
Proceeds from shares sold	56,871,249	22,198,792
Net asset value of shares issued to shareholders in reinvestment of dividends	2,228,904	—
Cost of shares reacquired	(18,746,357)	(14,704,734)

Net increase (decrease) in net assets from Fund share transactions	40,353,796	7,494,058

Total increase (decrease)	60,138,594	19,701,572

NET ASSETS
Beginning of year	64,723,331	45,021,759

End of year(a)	$124,861,925	$64,723,331

(a) Includes undistributed net investment income of:	$—	$—

See Notes to Financial Statements.

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Strategic Partners
Total Return Bond Fund
Year Ended July 31, 2005	Year Ended July 31, 2004

$2,024,289	$1,839,175
2,835,165	3,051,539
255,136	1,363,384

5,114,590	6,254,098

(1,637,950)	(616,809)
(2,784,952)	(1,275,207)
(1,566,991)	(798,001)

(5,989,893)	(2,690,017)

(150,857)	(785,196)
(283,481)	(2,066,801)
(161,425)	(1,292,718)

(595,763)	(4,144,715)

17,602,271	21,367,675
5,533,371	5,847,419
(32,142,451)	(52,318,413)

(9,006,809)	(25,103,319)

(10,477,875)	(25,683,953)

104,577,930	130,261,883

$94,100,055	$104,577,930

$50,048	$2,999,251

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	105

Notes to Financial Statements

Strategic Partners Style Specific Funds (the “Trust”), is an open-end management investment company, which was established as a Delaware business trust on July 8, 1999. The Trust consists of five separate funds (the “Fund” or “Funds”): Strategic Partners Large Capitalization Growth Fund (“Large Capitalization Growth”), Strategic Partners Large Capitalization Value Fund (“Large Capitalization Value”), Strategic Partners Small Capitalization Growth Fund (“Small Capitalization Growth”), Strategic Partners Small Capitalization Value Fund (“Small Capitalization Value”), and Strategic Partners Total Return Bond Fund (“Total Return Bond”).

The Funds’ investment objectives are as follows: Large Capitalization Growth—long term capital appreciation through investment primarily in common stocks that, in the investment subadviser’s opinion, should have growth faster than that of the S&P 500; Large Capitalization Value—total return consisting of capital appreciation and dividend income through investment primarily in common stocks that, in the investment subadviser’s opinion, are undervalued; Small Capitalization Growth—maximum capital appreciation through investment primarily in small company common stocks that, in the investment subadviser’s opinion, have growth faster than that of the U.S. economy in general; Small Capitalization Value—above average capital appreciation through investment in small company common stocks that, in the investment subadviser’s opinion, are undervalued or overlooked in the marketplace; Total Return Bond—total return consisting of current income and capital appreciation through investment primarily in fixed-income securities and related derivatives of varying maturities with a dollar weighted average portfolio maturity of more than four years but not more than fifteen years. The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Funds to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Trust and the Funds in the preparation of their financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale

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price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Trust’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of collateral is marked-to-market on a daily basis to ensure the adequacy of the

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Notes to Financial Statements

Cont’d

collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

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Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Total Return Bond may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in the Statement of Assets and Liabilities as net unrealized appreciation or depreciation on forward currency contracts. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are paid or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Funds invest in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Total Return Bond is the only fund that may invest in financial futures contracts.

Options: Total Return Bond may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an

Strategic Partners Style Specific Funds	109

Notes to Financial Statements

Cont’d

option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

When the Fund writes an option on a swap contract, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Swaps: Total Return Bond may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into interest rate, total return and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest and may involve payment/receipt of a premium at the time of initiation of the swap agreement. Total return swap agreements involve

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commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s cost basis in the swap and the proceeds of the closing transaction, including any fees.

During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Short Sales: Total Return Bond may enter into short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend

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Notes to Financial Statements

Cont’d

income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds amortize premiums and accrete discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Total Return Bond Fund declares dividends from net investment income daily and pays such dividends monthly. All other Funds declare and pay a dividend from net investment income, if any, at least annually. Each Fund declares and pays its net gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate tax-paying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Funds, administers the Funds’ affairs and is responsible for the selection, subject to review and approval of the Trustees, of the subadviser advisers. PI supervises the subadviser advisers’ performance of advisory services and

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makes recommendations to the Trustees as to whether the subadviser advisers’ contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Trust, occupancy and certain clerical and accounting costs of the Trust. The Funds bear all other costs and expenses.

The subadviser advisers noted below each furnished investment advisory services in connection with the management of the Funds.

Fund	Subadviser
Large Capitalization Growth	Columbus Circle Investors and Oak Associates, Ltd.
Large Capitalization Value	J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC
Small Capitalization Growth	Westcap Investors LLC and RS Investment Management, L.P.
Small Capitalization Value	NFJ Investment Group L.P., EARNEST Partners, LLC, Lee Munder Investments Ltd. and J.P. Morgan Investment Management, Inc.
Total Return Bond	Pacific Investment Management Company LLC

The management fee paid to PI is computed daily and payable monthly, at an annual rate of the average daily net assets of the Funds as specified below. From its fee, PI pays each subadviser for its services.

Fund	Contracted Management Fee	Effective Management Fee
Large Capitalization Growth**	*	0.70%
Large Capitalization Value	0.70%	0.70%
Small Capitalization Growth	0.70%	0.70%
Small Capitalization Value	0.70%	0.70%
Total Return Bond	0.50%	0.50%

*	0.70% of the first $500 million, 0.65% of the next $500 million and 0.60% of the average daily net assets in excess of $1 billion.
**	Effective on September 20, 2005, the Large Capitalization Growth Fund will be renamed Jennison Conservative Growth Fund and Jennison Associates LLC will replace both Columbus Circle Investors and Oak Associates, Ltd. There will be no change to the management fee paid to PI as a result of this change.

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Notes to Financial Statements

Cont’d

PI has voluntarily agreed to reimburse each Fund (except Large Capitalization Growth), the portion of the management fee for that Fund equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceed the percentage stated below, of the Fund’s average daily net assets.

Fund	Expense Limit
Large Capitalization Value
Class A	1.60%
Class B	2.35
Class C	2.35
Small Capitalization Growth
Class A	1.85
Class B	2.60
Class C	2.60
Small Capitalization Value
Class A	1.95
Class B	2.70
Class C	2.70
Total Return Bond
Class A	1.05
Class B	1.55
Class C	1.55

The Trust has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B and C shares of the Trust. The Trust compensates PIMS for distributing and servicing the Funds’ Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to Class A, B and C Plans, the Trust compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended July 31, 2005 PIMS, contractually agreed to limit such fees to .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, of all Funds except Total Return Bond Fund for the year ended July 31, 2005.

With respect to the Total Return Bond Fund, such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended July 31, 2005.

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PIMS has advised the Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the for the year ended July 31, 2005. These amounts were approximately as follows:

Fund	Class A
Large Capitalization Growth	$30,000
Large Capitalization Value	88,000
Small Capitalization Growth	21,000
Small Capitalization Value	256,000
Total Return Bond	60,800

From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders for the year ended July 31, 2005. These amounts were approximately as follows:

Fund	Class B	Class C
Large Capitalization Growth	$75,800	$4,300
Large Capitalization Value	55,200	4,300
Small Capitalization Growth	18,200	2,300
Small Capitalization Value	33,600	5,000
Total Return Bond	140,200	6,100

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Trust, along with other affiliated registered investment companies (the “Companies”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from August 1, 2004 through October 29, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Companies paid a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Companies pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Companies entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Companies pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Trust did not borrow any amounts pursuant to the SCA during the year ended July 31, 2005.

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Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out of pocket expenses paid to non-affiliates, where applicable.

The Funds pay networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations. For the year ended July 31, 2005, the Funds paid networking fees as follows:

Fund	Total Networking Fees Incurred
Large Capitalization Growth	$34,800
Large Capitalization Value	24,000
Small Capitalization Growth	20,400
Small Capitalization Value	45,100
Total Return Bond	31,600

For the year ended July 31, 2005, the amount of brokerage commissions earned by Wachovia and Prudential Equity Group, LLC (“PEG”), an indirect, wholly-owned subsidiary of Prudential, from portfolio transactions executed on behalf of the Funds were as follows:

Fund	Wachovia	PEG
Large Capitalization Growth	$2,774	$27
Large Capitalization Value	100	241

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Certain Funds invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended July 31, 2005, the following Funds earned income from the Series by investing their excess cash.

Fund	Earned Income
Large Capitalization Growth	$21,486
Large Capitalization Value	20,686
Small Capitalization Growth	14,885
Small Capitalization Value	124,663

Note 4. Fund Securities

Purchases and sales of portfolio securities, excluding short-term investments, short sales and written options, for the year ended July 31, 2005 were as follows:

Fund	Purchases	Sales
Large Capitalization Growth	$60,127,649	$88,434,521
Large Capitalization Value	32,370,001	31,220,536
Small Capitalization Growth	16,443,752	21,012,361
Small Capitalization Value	124,080,265	85,162,470
Total Return Bond	563,022,208	484,193,838

Transactions in options written during the year ended July 31, 2005, were as follows:

Total Return Bond	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at July 31, 2004	34,000,077	$663,771
Options closed	(106)	(38,517)
Options written	385	154,813
Options expired	(15,400,352)	(341,297)

Options outstanding at July 31, 2005	18,600,004	$438,770

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Notes to Financial Statements

Cont’d

Note 5. Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income and accumulated net realized gain or loss on investments. For the year ended July 31, 2005, the adjustments were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-in Capital in Excess of Par
Large Capitalization Growth(b)	$ 657,516	—	$(657,516)
Small Capitalization Growth(b)	388,157	—	(388,157)
Small Capitalization Value(b)	262,987	$ (262,987)
Total Return Bond(a)(c)(d)	1,016,401	(1,194,157)	177,756

(a)	Reclass of net foreign currency gains/losses.
(b)	Reclass of net operating loss.
(c)	Reclass of interest income on SWAPS.
(d)	Reclass of premium amortization on Interest Rate SWAPS.

Net investment income, net realized gains and net assets were not affected by these reclassifications.

The tax character of distributions paid during the year ended July 31, 2005 were:

Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions
Large Capitalization Value	$ 148,005	$1,213,509	$1,361,514
Small Capitalization Value	—	2,459,196	2,459,196
Total Return Bond	5,999,581	586,075	6,585,656

The tax character of distributions paid during the year ended July 31, 2004 were:

Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions
Large Capitalization Value	$ 117,627	—	$ 117,627
Total Return Bond	5,654,068	$1,180,664	6,834,732

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The United States federal income tax basis and unrealized appreciation (depreciation) of the Funds’ investments as of July 31, 2005 were as follows:

Fund	Tax Basis	Appreciation	Depreciation	Other Cost Basis Adjustments	Net Unrealized Appreciation (Depreciation)
Large Capitalization Growth	$75,139,996	$15,164,643	$(9,404,004)	—	$5,760,639
Large Capitalization Value	59,540,867	16,411,117	(1,396,129)	—	15,014,988
Small Capitalization Growth	15,238,895	3,838,602	(420,821)	—	3,417,781
Small Capitalization Value	110,125,411	20,385,525	(1,423,779)	—	18,961,746
Total Return Bond	134,155,022	1,637,581	(1,482,907)	$888,406	1,043,080

The differences between book basis and tax basis are primarily attributable to deferred losses on wash sales.

The tax character of distributable earnings at July 31, 2005 was

Fund	Ordinary Income	Long-Term Capital Gains
Large Capitalization Value	$1,155,371	$4,597,507
Small Capitalization Value	1,840,387	12,546,409
Total Return Bond	164,347	553,453

For federal income tax purposes, Large Capitalization Growth and Small Capitalization Growth, each had a capital loss carryforward as of July 31, 2005. Accordingly, no capital gain distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforwards. In addition, certain Funds have elected to treat net capital losses and/or net currency losses incurred during the nine-month period ended July 31, 2005 as being incurred during the fiscal year ending July 31, 2006.

The capital loss carryforwards and the post-October losses were as follows:

	Post-October Losses		Capital Loss Carryforward
Fund	Currency	Capital
Large Capitalization Growth	—	—	$88,969,000	(a)
Large Capitalization Value	—	—	—	(b)
Small Capitalization Growth	—	—	7,055,000	(c)
Total Return Bond	—	$585,432	—

(a)	Approximately $10,021,000 expiring in 2009, $32,296,000 expiring in 2010, $36,576,000 expiring in 2011, 9,421,000 expiring in 2012 and $655,000 expiring in 2013.
(b)	Approximately $584,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended July 31, 2005.
(c)	Approximately $2,086,000 expiring in 2010, $4,260,000 expiring in 2011 and $709,000 expiring in 2012. Approximately $1,084,000 of its capital loss carryforward was used to offset net capital gains realized in the fiscal year ended July 31, 2005.

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Notes to Financial Statements

Cont’d

Note 6. Capital

The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.50% for each of the Funds except Class A shares of the Total Return Bond which are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares have a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

Transactions in shares of beneficial interest during the year ended July 31, 2005 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired Upon Conversion From Class B To Class A	Net Increase (Decrease) in Shares Outstanding
Large Capitalization Growth Fund
Class A	418,860	—	(1,355,652)	94,093	(842,699)
Class B	156,936	—	(1,183,291)	(97,911)	(1,124,266)
Class C	161,410	—	(2,272,515)	—	(2,111,105)
Large Capitalization Value Fund
Class A	645,764	32,553	(366,676)	33,598	345,239
Class B	399,693	35,572	(426,107)	(34,232)	(25,074)
Class C	221,126	28,568	(426,987)	—	(177,293)
Small Capitalization Growth Fund
Class A	123,703	—	(346,813)	29,769	(193,341)
Class B	88,083	—	(252,157)	(31,006)	(195,080)
Class C	94,517	—	(326,784)	—	(232,267)
Small Capitalization Value Fund
Class A	1,719,265	46,216	(454,558)	25,581	1,336,504
Class B	351,281	44,424	(233,424)	(26,791)	135,490
Class C	1,136,810	40,461	(408,236)	—	769,035
Total Return Bond Fund
Class A	1,057,233	163,460	(1,027,744)	85,073	278,022
Class B	341,799	248,158	(1,103,795)	(85,073)	(598,911)
Class C	280,334	122,801	(942,851)	—	(539,716)

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Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Shares Issued/ Reacquired Upon Conversion From Class B To Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Large Capitalization Growth Fund
Class A	$2,979,902	$—	$(9,710,305)	$687,316	$(6,043,087)
Class B	1,085,539	—	(8,186,770)	(687,316)	(7,788,547)
Class C	1,114,894	—	(15,733,527)	—	(14,618,633)
Large Capitalization Value Fund
Class A	8,785,421	438,164	(4,978,094)	460,267	4,705,758
Class B	5,286,550	471,595	(5,649,148)	(460,267)	(351,270)
Class C	2,944,851	378,780	(5,645,260)	—	(2,321,629)
Small Capitalization Growth Fund
Class A	962,623	—	(2,746,342)	239,177	(1,544,542)
Class B	662,304	—	(1,905,123)	(239,177)	(1,481,996)
Class C	721,554	—	(2,463,018)	—	(1,741,464)
Small Capitalization Value Fund
Class A	31,299,837	808,310	(8,021,434)	459,306	24,546,019
Class B	5,961,602	743,669	(3,900,641)	(459,306)	2,345,324
Class C	19,609,810	676,925	(6,824,282)	—	13,462,453
Total Return Bond Fund
Class A	11,099,140	1,693,128	(10,749,612)	886,821	2,929,477
Class B	3,574,709	2,569,075	(11,548,266)	(886,821)	(6,291,303)
Class C	2,928,422	1,271,168	(9,844,573)	—	(5,644,983)

Transactions in shares of beneficial interest during the year ended July 31, 2004 were as follows:

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired Upon Conversion From Class B To Class A	Net Increase (Decrease) in Shares Outstanding
Large Capitalization Growth Fund
Class A	792,665	—	(1,189,307)	88,462	(308,180)
Class B	461,166	—	(903,743)	(91,295)	(533,872)
Class C	451,223	—	(1,953,552)	—	(1,502,329)
Large Capitalization Value Fund
Class A	671,722	7,160	(380,455)	14,030	312,457
Class B	450,674	1,508	(359,837)	(14,293)	78,052
Class C	348,632	947	(514,706)	—	(165,127)

Strategic Partners Style Specific Funds	121

Notes to Financial Statements

Cont’d

Fund	Shares Sold	Shares Issued in Reinvestment of Dividends and Distributions	Shares Reacquired	Shares Issued/ Reacquired Upon Conversion From Class B To Class A	Net Increase (Decrease) in Shares Outstanding
Small Capitalization Growth Fund
Class A	220,292	—	(211,187)	14,274	23,379
Class B	232,991	—	(153,771)	(14,767)	64,453
Class C	235,594	—	(341,412)	—	(105,818)
Small Capitalization Value Fund
Class A	912,171	—	(337,727)	15,005	589,449
Class B	283,339	—	(244,181)	(15,563)	23,595
Class C	290,387	—	(454,669)	—	(164,282)
Total Return Bond Fund
Class A	1,076,980	126,052	(1,036,616)	48,683	215,099
Class B	568,687	272,822	(2,080,855)	(48,675)	(1,288,021)
Class C	368,575	159,397	(1,822,818)	—	(1,294,846)

Fund	Net Proceeds from Shares Sold	Net Asset Value of Shares Issued in Reinvestment of Dividends and Distributions	Cost of Shares Reacquired	Shares Issued/ Reacquired Upon Conversion From Class B To Class A	Net Increase (Decrease) in Net Assets from Fund Share Outstanding
Large Capitalization Growth Fund
Class A	$5,665,473	$—	$(8,461,110)	$630,207	$(2,165,430)
Class B	3,186,294	—	(6,224,984)	(630,207)	(3,668,897)
Class C	3,123,852	—	(13,461,395)	—	(10,337,543)
Large Capitalization Value Fund
Class A	7,896,096	83,158	(4,507,872)	160,544	3,631,926
Class B	5,180,470	17,195	(4,177,931)	(160,544)	859,190
Class C	4,021,044	10,789	(5,995,940)	—	(1,964,107)
Small Capitalization Growth Fund
Class A	1,640,981	—	(1,537,795)	106,874	210,060
Class B	1,661,215	—	(1,111,554)	(106,874)	442,787
Class C	1,685,262	—	(2,448,223)	—	(762,961)
Small Capitalization Value Fund
Class A	14,026,967	—	(4,877,856)	223,721	9,372,832
Class B	4,007,236	—	(3,447,746)	(223,721)	335,769
Class C	4,164,589	—	(6,379,132)	—	(2,214,543)
Total Return Bond Fund
Class A	11,404,193	1,322,380	(10,955,227)	512,601	2,283,947
Class B	6,040,866	2,855,227	(22,033,328)	(512,601)	(13,649,836)
Class C	3,922,616	1,669,812	(19,329,858)	—	(13,737,430)

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Note 7. Mergers

On September 1, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization which provided for the transfer of all assets of each class of shares of the Strategic Partners Mutual Funds, Inc.—Strategic Partners Small Company Fund into the respective class of shares of the Strategic Partners Small Capitalization Value Fund and assumption of the liabilities of the fund. This merger was completed on August 19, 2005.

On September 1, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization which provided for the transfer of all assets of each class of shares of the Strategic Partners Mutual Funds, Inc.—Strategic Partners Bond Fund into the respective class of shares of the Strategic Partners Total Return Bond Fund and assumption of the liabilities of the fund. This merger was completed on August 19, 2005.

On March 2, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization which provided for the transfer of all assets of each class of shares of the Strategic Partners Small Capitalization Growth Fund into the respective class of shares of the Strategic Partners Mutual Funds, Inc.—Managed Small Capitalization Growth Fund and assumption of the liabilities of the fund. This merger is expected to be completed on October 21, 2005.

Strategic Partners Style Specific Funds	123

Financial Highlights

Strategic Partners Large Capitalization Growth Fund Class A
Year Ended July 31, 2005(c)
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$6.81

Income (loss) from investment operations
Net investment loss	(.01)
Net realized and unrealized gain (loss) on investment transactions	.91

Total from investment operations	.90

Net asset value, end of year	$7.71

Total Return(a)	13.22%
Ratios/Supplemental Data:
Net assets, end of year (000)	$18,614
Average net assets (000)	$20,234
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.48%
Expenses, excluding distribution and service (12b-1) fees	1.23%
Net investment loss	(.19)%
For Class A, B and C shares:
Portfolio turnover rate	69%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Growth Fund Class A
Year Ended July 31,
2004(c)	2003(c)	2002(c)	2001

$6.55	$5.68	$8.45	$13.19

(.05)	(.04)	(.05)	(.06)
.31	.91	(2.72)	(4.68)

.26	.87	(2.77)	(4.74)

$6.81	$6.55	$5.68	$8.45

3.97%	15.32%	(32.78)%	(35.94)%

$22,195	$23,355	$19,187	$33,180
$24,075	$19,782	$27,440	$40,028

1.43%	1.50%	1.36%	1.34%
1.18%	1.25%	1.11%	1.09%
(.69)%	(.68)%	(.65)%	(.60)%

53%	57%	74%	64%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	125

Financial Highlights

Cont’d

Strategic Partners Large Capitalization Growth Fund Class B
Year Ended July 31, 2005(b)
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$6.58

Income (loss) from investment operations
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment transactions	.86

Total from investment operations	.80

Net asset value, end of year	$7.38

Total Return(a)	12.16%
Ratios/Supplemental Data:
Net assets, end of year (000)	$25,440
Average net assets (000)	$27,444
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.23%
Expenses, excluding distribution and service (12b-1) fees	1.23%
Net investment loss	(.93)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Growth Fund Class B
Year Ended July 31,
2004(b)	2003(b)	2002(b)	2001

$6.37	$5.56	$8.34	$13.11

(.10)	(.08)	(.10)	(.15)
.31	.89	(2.68)	(4.62)

.21	.81	(2.78)	(4.77)

$6.58	$6.37	$5.56	$8.34

3.30%	14.57%	(33.33)%	(36.38)%

$30,055	$32,505	$33,990	$59,452
$33,995	$30,456	$48,934	$75,820

2.18%	2.25%	2.11%	2.09%
1.18%	1.25%	1.11%	1.09%
(1.44)%	(1.42)%	(1.40)%	(1.35)%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	127

Financial Highlights

Cont’d

Strategic Partners Large Capitalization Growth Fund Class C
Year Ended July 31, 2005(b)
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$6.58

Income (loss) from investment operations
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment transactions	.86

Total from investment operations	.80

Net asset value, end of year	$7.38

Total Return(a)	12.16%
Ratios/Supplemental Data:
Net assets, end of year (000)	$35,714
Average net assets (000)	$40,132
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.23%
Expenses, excluding distribution and service (12b-1) fees	1.23%
Net investment loss	(.92)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Growth Fund Class C
Year Ended July 31,
2004(b)	2003(b)	2002(b)	2001

$6.37	$5.56	$8.34	$13.11

(.10)	(.08)	(.10)	(.15)
.31	.89	(2.68)	(4.62)

.21	.81	(2.78)	(4.77)

$6.58	$6.37	$5.56	$8.34

3.30%	14.57%	(33.33)%	(36.38)%

$45,695	$53,817	$53,328	$98,015
$53,712	$49,591	$78,451	$129,942

2.18%	2.25%	2.11%	2.09%
1.18%	1.25%	1.11%	1.09%
(1.44)%	(1.43)%	(1.40)%	(1.35)%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	129

Financial Highlights

Cont’d

Strategic Partners Large Capitalization Value Fund Class A
Year Ended July 31, 2005
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$12.33

Income (loss) from investment operations
Net investment income	.09
Net realized and unrealized gain (loss) on investment transactions	2.50

Total from investment operations	2.59

Less Distributions
Dividends from net investment income	(.10)
Distributions from net realized gains on investments	(.24)

Total dividends and distributions	(.34)

Net asset value, end of year	$14.58

Total Return(a)	21.25%
Ratios/Supplemental Data:
Net assets, end of year (000)	$23,678
Average net assets (000)	$18,926
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.46%
Expenses, excluding distribution and service (12b-1) fees	1.21%
Net investment income	.75%
For Class A, B and C shares:
Portfolio turnover rate	47%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.78%, 1.68% and 1.84% for the years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been .68%, .58% and .51% for the years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Value Fund Class A
Year Ended July 31,
2004	2003		2002		2001

$10.32	$9.13		$11.01		$9.33

.04	.08		.07		.07
2.05	1.13		(1.84)		1.77

2.09	1.21		(1.77)		1.84

(.08)	(.02)		—		(.10)
—	—		(.11)		(.06)

(.08)	(.02)		(.11)		(0.16)

$12.33	$10.32		$9.13		$11.01

20.29%	13.29%		(16.16)%		19.84%

$15,762	$9,973		$8,503		$10,091
$13,304	$8,718		$9,523		$7,565

1.50%	1.60	%(c)	1.60	%(c)	1.65	%(c)
1.25%	1.35%		1.35%		1.40%
.60%	.86	%(c)	.66	%(c)	.71	%(c)

57%	50%		55%		46%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	131

Financial Highlights

Cont’d

Strategic Partners Large Capitalization Value Fund Class B
Year Ended July 31, 2005
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$12.09

Income (loss) from investment operations
Net investment income (loss)	— (b)
Net realized and unrealized gain (loss) on investment transactions	2.44

Total from investment operations	2.44

Less Distributions
Dividends from net investment income	— (b)
Distributions in excess of net investment income	—
Distributions from net realized gains on investments	(0.24)

Total dividends and distributions	(0.24)

Net assets, end of year (000)	$14.29

Total Return(a)	20.38%
Ratios/Supplemental Data:
Net assets, end of year (000)	$28,446
Average net assets (000)	$26,774
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.21%
Expenses, excluding distribution and service (12b-1) fees	1.21%
Net investment income (loss)	.01%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.53%, 2.43% and 2.59% for the years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been (.06)%, (.17)% and (.22)% for the years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Value Fund Class B
Year Ended July 31,
2004	2003		2002		2001

$10.14	$9.01		$10.96		$9.28

(.02)	.01		(.01)		—	(b)
1.98	1.12		(1.83)		1.76

1.96	1.13		(1.84)		1.76

(.01)	—		—		—
—	—		—		(.02)
—	—		(.11)		(.06)

(.01)	—		(.11)		(0.08)

$12.09	$10.14		$9.01		$10.96

19.33%	12.54%		(16.87)%		19.05%

$24,370	$19,645		$18,614		$21,724
$23,051	$17,776		$21,374		$17,188

2.25%	2.35	%(c)	2.35	%(c)	2.40	%(c)
1.25%	1.35%		1.35%		1.40%
(.14)%	.12	%(c)	(.09	)%(c)	(.02	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	133

Financial Highlights

Cont’d

Strategic Partners Large Capitalization Value Fund Class C
Year Ended July 31, 2005
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$12.09

Income (loss) from investment operations
Net investment income (loss)	— (b)
Net realized and unrealized gain (loss) on investment transactions	2.44

Total from investment operations	2.44

Less Distributions
Dividends from net investment income	— (b)
Distributions in excess of net investment income	—
Distributions from net realized gains on investments	(0.24)

Total dividends and distributions	(0.24)

Net asset value, end of year	$14.29

Total Return(a)	20.38%
Ratios/Supplemental Data:
Net assets, end of year (000)	$22,056
Average net assets (000)	$21,406
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.21%
Expenses, excluding distribution and service (12b-1) fees	1.21%
Net investment income (loss)	.01%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.53%, 2.43% and 2.59% for the years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been (.06)%, (.18)% and (.18)% for the years ended July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

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Strategic Partners Large Capitalization Value Fund Class C
Year Ended July 31,
2004	2003		2002		2001

$10.14	$9.01		$10.96		$9.28

(.02)	.01		(.01)		—	(b)
1.98	1.12		(1.83)		1.76

1.96	1.13		(1.84)		1.76

(.01)	—		—		—
—	—		—		(.02)
—	—		(.11)		(.06)

(.01)	—		(.11)		(0.08)

$12.09	$10.14		$9.01		$10.96

19.29%	12.54%		(16.87)%		19.05%

$20,805	$19,116		$17,843		$18,211
$21,218	$17,279		$18,866		$16,051

2.25%	2.35	%(c)	2.35	%(c)	2.40	%(c)
1.25%	1.35%		1.35%		1.40%
(.14)%	.12	%(c)	(.09	)%(c)	.01	%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	135

Financial Highlights

Cont’d

	Strategic Partners Small Capitalization Growth Fund Class A
	Year Ended July 31, 2005(b)
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$7.09

Income (loss) from investment operations
Net investment loss	(0.11)
Net realized and unrealized gain (loss) on investment transactions	1.74

Total from investment operations	1.63

Less Distributions
Distributions from net realized gains on investments	—

Net asset value, end of year	$8.72

Total Return(a)	22.99%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,490
Average net assets (000)	$4,900
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.85	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.60%
Net investment loss	(1.47	)%(c)
For Class A, B and C shares:
Portfolio turnover rate	88%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 2.31%, 2.51%, 2.76%, 2.38% and 2.42% for the years ended July 31, 2005, July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (1.92)%, (2.36)%, (2.51)%, (2.12)% and (2.08)% for the years ending July 31, 2005, July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Growth Fund Class A
Year Ended July 31,
2004(b)		2003		2002(b)		2001(b)

$6.67		$6.02		$9.36		$12.62

(.12)		(.09)		(.13)		(.19)
.54		.74		(3.21)		(2.12)

.42		.65		(3.34)		(2.31)

—		—		—		(.95)

$7.09		$6.67		$6.02		$9.36

6.30%		10.80%		(35.68)%		(18.58)%

$5,024		$4,566		$3,730		$5,887
$5,038		$3,791		$5,059		$5,109

1.85	%(c)	1.85	%(c)	1.85	%(c)	2.15	%(c)
1.60%		1.60%		1.60%		1.90%
(1.68	)%(c)	(1.60	)%(c)	(1.59	)%(c)	(1.78	)%(c)

165%		210%		151%		149%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	137

Financial Highlights

Cont’d

	Strategic Partners Small Capitalization Growth Fund Class B
	Year Ended July 31, 2005(b)
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$6.83

Income (loss) from investment operations
Net investment loss	(.17)
Net realized and unrealized gain (loss) on investment transactions	1.74

Total from investment operations	1.57

Less Distributions
Distributions from net realized gains on investments	—

Net asset value, end of year	$8.40

Total Return(a)	22.99%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,265
Average net assets (000)	$7,297
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.60	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.60%
Net investment loss	(2.23	)%(c)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.06%, 3.26%, 3.51%, 3.13% and 3.17% for the years ended July 31, 2005, July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (2.69)%, (3.10)%, (3.26)%, (2.87)% and (2.79)% for the years ending July 31, 2005, July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Growth Fund Class B
Year Ended July 31,
2004(b)		2003		2002(b)		2001(b)

$6.47		$5.88		$9.22		$12.54

(.17)		(.13)		(.18)		(.27)
.53		.72		(3.16)		(2.10)

.36		.59		(3.34)		(2.37)

—		—		—		(.95)

$6.83		$6.47		$5.88		$9.22

5.56%		10.20%		(36.16)%		(19.29)%

$7,243		$6,444		$6,228		$9,199
$7,553		$5,674		$8,093		$9,243

2.60	%(c)	2.60	%(c)	2.60	%(c)	2.90	%(c)
1.60%		1.60%		1.60%		1.90%
(2.43	)%(c)	(2.35	)%(c)	(2.34	)%(c)	(2.52	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	139

Financial Highlights

Cont’d

	Strategic Partners Small Capitalization Growth Fund Class C
	Year Ended July 31, 2005(b)
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$6.83

Income (loss) from investment operations
Net investment loss	(.17)
Net realized and unrealized gain (loss) on investment transactions	1.73

Total from investment operations	1.56

Less Distributions
Distributions from net realized gains on investments	—

Net asset value, end of year	$8.39

Total Return(a)	22.84%
Ratios/Supplemental Data:
Net assets, end of year (000)	$6,791
Average net assets (000)	$7,017
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.60	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.60%
Net investment loss	(2.23	)%(c)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 3.06%, 3.26%, 3.51%, 3.13% and 3.17% for the years ended July 31, 2005, July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment loss ratios would have been (2.69)%, (3.08)%, (3.26)%, (2.87)% and (2.78)% for the years ending July 31, 2005, July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Growth Fund Class C
Year Ended July 31,
2004(b)		2003		2002(b)		2001(b)

$6.47		$5.88		$9.22		$12.54

(.17)		(.13)		(.18)		(.27)
.53		.72		(3.16)		(2.10)

.36		.59		(3.34)		(2.37)

—		—		—		(.95)

$6.83		$6.47		$5.88		$9.22

5.56%		10.20%		(36.16)%		(19.29)%

$7,112		$7,424		$6,222		$7,772
$8,268		$5,982		$7,253		$7,782

2.60	%(c)	2.60	%(c)	2.60	%(c)	2.90	%(c)
1.60%		1.60%		1.60%		1.90%
(2.43	)%(c)	(2.35	)%(c)	(2.34	)%(c)	(2.52	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	141

Financial Highlights

Cont’d

Strategic Partners Small Capitalization Value Fund Class A
Year Ended July 31, 2005(b)
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$15.68

Income (loss) from investment operations
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment transactions	4.66

Total from investment operations	4.68

Less Distributions
Distributions from net realized gains on investments	(.55)

Net asset value, end of year	$19.81

Total Return(a)	30.31%
Ratios/Supplemental Data:
Net assets, end of year (000)	$56,289
Average net assets (000)	$33,464
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.45%
Expenses, excluding distribution and service (12b-1) fees	1.20%
Net investment income (loss)	.13%
For Class A, B and C shares:
Portfolio turnover rate	106%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 2.46% and the net investment loss ratio would have been (.82)% for the year ended July 31, 2001.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Value Fund Class A
Year Ended July 31,
2004(b)	2003(b)	2002(b)	2001

$12.19	$11.71	$13.18	$11.08

.02	(.09)	(.09)	(.02)
3.47	2.00	(.51)	2.49

3.49	1.91	(0.60)	2.47

—	(1.43)	(.87)	(.37)

$15.68	$12.19	$11.71	$13.18

28.63%	18.99%	(4.80)%	22.90%

$23,589	$11,151	$8,637	$7,986
$14,764	$9,198	$8,818	$5,582

1.58%	1.91%	1.86%	1.80	%(c)
1.33%	1.66%	1.61%	1.55%
.12%	(.82)%	(.66)%	(.16	)%(c)

69%	61%	142%	54%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	143

Financial Highlights

Cont’d

Strategic Partners Small Capitalization Value Fund Class B
Year Ended July 31, 2005(b)
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$15.06

Income (loss) from investment operations
Net investment loss	(.10)
Net realized and unrealized gain (loss) on investment transactions	4.45

Total from investment operations	4.35

Less Distributions
Distributions from net realized gains on investments	(.55)

Net asset value, end of year	$18.86

Total Return(a)	29.35%
Ratios/Supplemental Data:
Net assets, end of year (000)	$29,282
Average net assets (000)	$24,672
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.20%
Expenses, excluding distribution and service (12b-1) fees	1.20%
Net investment loss	(.61)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 3.21% and the net investment loss ratio would have been (1.58)% for the year ended July 31, 2001.

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Value Fund Class B
Year Ended July 31,
2004(b)	2003(b)	2002(b)	2001

$11.79	$11.46	$13.00	$11.01

(.09)	(.17)	(.18)	(.08)
3.36	1.93	(.49)	2.44

3.27	1.76	(0.67)	2.36

—	(1.43)	(.87)	(.37)

$15.06	$11.79	$11.46	$13.00

27.74%	18.01%	(5.44)%	22.03%

$21,341	$16,433	$15,818	$12,888
$19,998	$14,990	$15,328	$8,432

2.33%	2.66%	2.61%	2.55	%(c)
1.33%	1.66%	1.61%	1.55%
(.65)%	(1.57)%	(1.41)%	(.92	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	145

Financial Highlights

Cont’d

Strategic Partners Small Capitalization Value Fund Class C
Year Ended July 31, 2005(b)
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$15.06

Income (loss) from investment operations
Net investment loss	(.10)
Net realized and unrealized gain (loss) on investment transactions	4.45

Total from investment operations	4.35

Less Distributions
Distributions from net realized gains on investments	(.55)

Net asset value, end of year	$18.86

Total Return(a)	29.35%
Ratios/Supplemental Data:
Net assets, end of year (000)	$39,291
Average net assets (000)	$25,905
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees	2.20%
Expenses, excluding distribution and service (12b-1) fees	1.20%
Net investment loss	(.62)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculations are based on average shares outstanding during the year.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 3.21% and the net investment loss ratio would have been (1.58)% for the year ended July 31, 2001.

See Notes to Financial Statements.

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Strategic Partners Small Capitalization Value Fund Class C
Year Ended July 31,
2004(b)	2003(b)	2002(b)	2001

$11.79	$11.46	$13.00	$11.01

(.09)	(.17)	(.18)	(.08)
3.36	1.93	(.49)	2.44

3.27	1.76	(0.67)	2.36

—	(1.43)	(.87)	(.37)

$15.06	$11.79	$11.46	$13.00

27.74%	18.01%	(5.44)%	22.03%

$19,793	$17,437	$16,896	$8,986
$19,308	$15,880	$13,161	$6,346

2.33%	2.66%	2.61%	2.55	%(c)
1.33%	1.66%	1.61%	1.55%
(.67)%	(1.57)%	(1.41)%	(.92	)%(c)

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	147

Financial Highlights

Cont’d

Strategic Partners Total Return Bond Fund Class A
Year Ended July 31, 2005
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$10.53

Income (loss) from investment operations
Net investment income	.24
Net realized and unrealized gain on investment transactions	.32

Total from investment operations	.56

Less Distributions
Dividends from net investment income	(.66)
Distributions from net realized gains on investments	(.06)

Total dividends and distributions	(.72)

Net asset value, end of year	$10.37

Total Return(a)	5.40%
Ratios/Supplemental Data:
Net assets, end of year (000)	$26,803
Average net assets (000)	$26,219
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(b)(c)	1.05%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment income(c)	2.42%
For Class A, B and C shares:
Portfolio turnover rate	570%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.47%, 1.26%, 1.10%, 1.22% and 1.36% for the years ended July 31, 2005, July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been 2.00%, 1.67%, 2.85%, 3.15% and 4.15% for the years ending July 31, 2005, July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

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Strategic Partners Total Return Bond Fund Class A
Year Ended July 31,
2004	2003	2002	2001

$10.59	$10.35	$10.43	$9.99

.22	.34	.35	.53
.37	.45	.19	.54

.59	.79	.54	1.07

(.28)	(.32)	(.36)	(.53)
(.37)	(.23)	(.26)	(.10)

(.65)	(.55)	(.62)	(.63)

$10.53	$10.59	$10.35	$10.43

5.70%	7.67%	5.31%	11.11%

$24,280	$22,142	$20,796	$15,205
$24,186	$22,632	$17,564	$10,677

1.05%	1.05%	1.05%	1.05%
.80%	.80%	.80%	.80%
1.88%	2.90%	3.32%	5.07%

385%	572%	530%	638%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	149

Financial Highlights

Cont’d

Strategic Partners Total Return Bond Fund Class B
Year Ended July 31, 2005
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$10.53

Income (loss) from investment operations
Net investment income	.20
Net realized and unrealized gain on investment transactions	.31

Total from investment operations	.51

Less Distributions
Dividends from net investment income	(.61)
Distributions from net realized gains on investments	(.06)

Total dividends and distributions	(.67)

Net asset value, end of year	$10.37

Total Return(a)	4.87%
Ratios/Supplemental Data:
Net assets, end of year (000)	$43,939
Average net assets (000)	$47,811
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(b)(c)	1.55%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment income(c)	1.88%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class B shares.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.97%, 1.76%, 1.60%, 1.72% and 1.86% for the years ended July 31, 2005, July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been 1.46%, 1.26%, 2.35%, 2.63% and 4.26% for the years ending July 31, 2005, July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

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Strategic Partners Total Return Bond Fund Class B
Year Ended July 31,
2004	2003	2002	2001

$10.59	$10.35	$10.43	$9.99

.17	.29	.31	.48
.37	.45	.18	.54

.54	.74	.49	1.02

(.23)	(.27)	(.31)	(.48)
(.37)	(.23)	(.26)	(.10)

(.60)	(.50)	(.57)	(.58)

$10.53	$10.59	$10.35	$10.43

5.18%	7.14%	4.79%	10.57%

$50,908	$64,845	$52,250	$25,376
$58,123	$62,440	$36,575	$16,257

1.55%	1.55%	1.55%	1.55%
.80%	.80%	.80%	.80%
1.46%	2.40%	2.79%	4.57%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	151

Financial Highlights

Cont’d

Strategic Partners Total Return Bond Fund Class C
Year Ended July 31, 2005
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$10.53

Income (loss) from investment operations
Net investment income	.20
Net realized and unrealized gain on investment transactions	.31

Total from investment operations	.51

Less Distributions
Dividends from net investment income	(.61)
Distributions from net realized gains on investments	(.06)

Total dividends and distributions	(.67)

Net asset value, end of year	$10.37

Total Return(a)	4.87%
Ratios/Supplemental Data:
Net assets, end of year (000)	$23,357
Average net assets (000)	$26,422
Ratio to average net assets:
Expenses, including distribution and service (12b-1) fees(b)(c)	1.55%
Expenses, excluding distribution and service (12b-1) fees	.80%
Net investment income(c)	1.86%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service fees to .75 of 1% of the average daily net assets of Class C shares.
(c)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.97%, 1.76%, 1.60%, 1.72% and 1.86% for the years ended July 31, 2005, July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively. The net investment income ratios would have been 1.44%, 1.29%, 2.35%, 2.60% and 4.25% for the years ending July 31, 2005, July 31, 2004, July 31, 2003, July 31, 2002 and July 31, 2001, respectively.

See Notes to Financial Statements.

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Strategic Partners Total Return Bond Fund Class C
Year Ended July 31,
2004	2003	2002	2001

$10.59	$10.35	$10.43	$9.99

.17	.29	.31	.48
.37	.45	.18	.54

.54	.74	0.49	1.02

(.23)	(.27)	(.31)	(.48)
(.37)	(.23)	(.26)	(.10)

(.60)	(.50)	(.57)	(.58)

$10.53	$10.59	$10.35	$10.43

5.17%	7.14%	4.79%	10.57%

$29,390	$43,274	$38,503	$14,059
$35,764	$44,100	$23,935	$7,938

1.55%	1.55%	1.55%	1.55%
.80%	.80%	.80%	.80%
1.48%	2.40%	2.77%	4.56%

See Notes to Financial Statements.

Strategic Partners Style Specific Funds	153

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Strategic Partners Style Specific Funds:

We have audited the accompanying statements of assets and liabilities of the Strategic Partners Large Capitalization Growth Fund, Strategic Partners Large Capitalization Value Fund, Strategic Partners Small Capitalization Growth Fund, Strategic Partners Small Capitalization Value Fund and Strategic Partners Total Return Bond Fund (constituting Strategic Partners Style Specific Funds, hereafter referred to as the “Funds”) including the portfolios of investments, as of July 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended July 31, 2004, were audited by another independent registered public accounting firm whose report dated, September 29, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 28, 2005

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Tax Information

(Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Funds during its fiscal year ended July 31, 2005. Further, we wish to advise you of the percentage of the ordinary income dividends paid that qualify for the corporate dividends received deduction available to corporate taxpayers.

Detailed below, please find the dividends and distributions, per share, paid by each Fund during the year ended July 31, 2005 as well as the corporate dividend received deduction percentage:

	Ordinary Dividends*
	Income			Short-Term Capital Gains A, B and C	Long-Term Capital Gains A, B and C	Dividend Received Deduction
Fund	A	B	C
Large Capitalization Value	$0.1003	$0.0035	$0.0035	—	$0.2417	100%
Small Capitalization Value	—	—	—	—	$0.5500	0%
Total Return Bond	$0.6647	$0.6108	$0.6105	$0.0010	$0.0605	0%

*	For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

For the purposes of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Important Notice For Certain Shareholders

(Unaudited)

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 21.24% of the dividends paid by Total Return Bond Fund qualify for such deduction.

The Large Capitalization Value will designate 100.00% of ordinary income dividends, as qualified dividend income as defined in the U.S. Internal Revenue Code.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Strategic Partners Style Specific Funds	155

Supplemental Proxy Information

(Unaudited)

A meeting of shareholders of Strategic Partners Large Capitalization Growth Fund was held on August 15, 2005. The meeting was held for the following purpose:

To approve a new subadvisory agreement between Prudential Investments LLC and Jennison Associates LLC.

The results of the proxy solicitation were:

Votes For	Votes Against	Abstentions
5,205,594	177,382	731,843

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Management of the Trust

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (53), Trustee since 2005(3) Oversees 88 Portfolios in Fund complex.

Principal Occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.

Other Directorships held:(4) Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003).

David E. A. Carson (71), Trustee since 2003(3) Oversees 92 Portfolios in Fund complex.

Principal Occupations (last 5 years): Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Other Directorships held:(4) None.

Robert E. La Blanc (71), Trustee since 1999(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held: (4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Trustee since 1998(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.

Other Directorships held:(4) Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Trustee since 2003(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Strategic Partners Style Specific Funds	157

Robin B. Smith (65), Trustee since 2003(3) Oversees 90 Portfolios in Fund complex.

Principal Occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen G. Stoneburn (62), Trustee since 1999(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc (1975-1989).

Other Directorships held:(4) None.

Clay T. Whitehead (66), Trustee since 1999(3) Oversees 90 Portfolios in Fund complex.

Principal Occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (57), President and Trustee since 2003(3) Oversees 89 Portfolios in Fund complex.

Principal Occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated (Prudential Securities); and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None.

Robert F. Gunia (58), Vice President and Trustee since 1999(3) Oversees 160 Portfolios in Fund complex.

Principal Occupations (last 5 years): Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

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Officers(2)

Kathryn Quirk (52), Chief Legal Officer Since 2005(3)

Principal Occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Senior Vice President and Assistant Secretary (since November 2004) of Prudential Investments LLC; previously General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (47), Secretary Since 2005(3)

Principal Occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary Since 2005(3)

Principal Occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer Since 1998(3)

Principal Occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lee D. Augsburger (46), Chief Compliance Officer Since 2004(3)

Principal Occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer Since 2002(3)

Principal Occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI or an affiliate of PI), or the Distributor (Prudential Investment Management Services LLC or PIMS)

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Trustees and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Strategic Partners Style Specific Funds	159

Note: The Fund complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, The Prudential Variable Contract Accounts 2, 10, and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

Additional information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information which is available, without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (calling from outside the U.S.)

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Strategic Partners Style Specific Funds (the “Trust”) oversees the management of each of the Trust’s series (each series is referred to herein as a “Fund”), and, as required by law, determines annually whether to renew the Trust’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement(s). The Board, including a majority of the Independent Trustees, met on May 24, 2005 and June 23, 2005, and approved the renewal of the agreements through July 31, 2006, after concluding that renewal of the agreements was in the best interests of each of the Funds and their shareholders. With respect to the subadvisory agreements for the Strategic Partners Large Capitalization Growth Fund, the Board renewed the agreements on an interim basis pending shareholder approval of a new subadvisory agreement with Jennison Associates LLC.

In advance of the meetings, the Trustees received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 24, 2005 and June 23, 2005.

The Trustees determined that the overall arrangements between the Trust and PI, which serves as the Trust’s investment manager pursuant to a management agreement, and between PI and each subadviser, each of which serves pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers,

Strategic Partners Style Specific Funds

Approval of Advisory Agreements (continued)

as well as the provision of fund accounting, recordkeeping and compliance services to the Trust. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Trust’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements or to replace certain subadvisers, as applicable.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Trust and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board was provided with information pertaining to PI’s and each subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and each subadviser.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Funds by each subadviser, and that there was a reasonable basis on which to conclude that the Trust and each Fund benefit from the services provided by PI and each subadviser under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular subadviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the subadviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered to each Fund was not unreasonable.

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The Board noted that none of the Trust’s subadvisers was affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board noted that the management fee schedule for the Strategic Partners Large Capitalization Growth Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

The Board further noted that the management fee schedules for the Strategic Partners Large Capitalization Value Fund, Strategic Partners Small Capitalization Growth Fund, Strategic Partners Small Capitalization Value Fund and the Strategic Partners Total Return Bond Fund do not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Fund or how great they may be. In light of each Fund’s current size and fee rate, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and the Subadvisers

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Funds. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Trust’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with each of the Funds. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an

Strategic Partners Style Specific Funds

Approval of Advisory Agreements (continued)

increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses / Other Factors

With respect to each Fund, the Board also considered certain additional specific factors and related conclusions relating to the performance and fees and expenses of the Funds, as detailed below. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Funds in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and for expenses, the lowest cost mutual funds).

The Board also considered each Fund’s contractual and actual management fee, as well as each Fund’s net total expense ratio. The contractual management fee is computed based on hypothetical common levels of Fund net assets, while the actual management fee represents the fee rate actually paid by shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

Strategic Partners Large Capitalization Growth Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the fourth quartile over a one-year period and performance that was in the second quartile over three-year and five-year periods ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund underperformed against its benchmark index, the Russell 1000 Growth Index, over a one-year period. The Board also reviewed the separate performance records of the two “sleeves” of the Fund managed by Columbus Circle Investors and Oak Associates, Ltd.

While expressing the view that the Fund’s performance during the one-year period had been disappointing, the Board noted that as part of a proposal by PI to reposition and realign the Strategic Partners mutual fund family into a fund family advised by non-proprietary subadvisers, it had previously approved submitting to shareholders a proposal to replace Columbus Circle Investors and Oak Associates, Ltd. with Jennison Associates LLC (“Jennison”), and that a shareholder meeting to consider the proposal

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was scheduled for July 1, 2005. In light of this, the Board concluded that it was reasonable to approve the continuance of the management agreement and current subadvisory agreements, pending shareholder approval of Jennison.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds provided by Lipper Inc. The Fund’s management fee of 0.700% ranked in the third quartile in its Lipper 15(c) Peer Group, which was slightly below the median fee of 0.694% for the mutual funds included in the Peer Group. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Large Capitalization Value Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over one-year, three-year and five-year periods ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund outperformed against its benchmark index, the Russell 1000 Value Index, over the same time periods. The Board also reviewed the separate performance records of the two “sleeves” of the Fund managed by Hotchkis and Wiley Capital Management LLC and JP Morgan Investment Management, Inc. The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds provided by Lipper Inc. The Fund’s management fee of 0.700% ranked in the third quartile in its Lipper 15(c) Peer Group. The Board accepted PI’s recommendation to discontinue the current cap on Fund expenses of 1.60%, since actual Fund expenses were lower than the cap. The Board also ratified a revised fee schedule for JP Morgan Investment Management, Inc., providing for the inclusion of a breakpoint fee rate of 0.25% on assets managed by JP Morgan Investment Management, Inc. above $300 million. The Board notes that since PI pays the subadvisory fee, the implementation of the breakpoint would benefit PI. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Small Capitalization Growth Fund. The Board noted that it had previously approved the proposed reorganization of the Fund with the Strategic Partners Managed Small-Cap Growth Fund, a series of Strategic Partners Mutual Funds, Inc., which was expected to be consummated during the fourth quarter of 2005. Accordingly, the Board noted that its approval of the continuance of the management and subadvisory agreements with respect to the Fund was interim in nature.

Strategic Partners Style Specific Funds

Approval of Advisory Agreements (continued)

The Board noted that Westcap Investors LLC (“Westcap”), one of the Fund’s subadvisers, had announced its intention to be acquired by Transamerica Investment Management LLC (“Transamerica”) by the end of the third quarter of 2005. The Board received information and materials from Transamerica and representations from Transamerica advising that it did not intend to make material changes in Westcap’s portfolio management operations following the acquisition. Consequently, the Board approved a new subadvisory agreement between PI and Transamerica which was identical in all material respects to the existing Westcap subadvisory agreement, to become effective upon the change of control to Transamerica.

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the first quartile over a one-year time period ending December 31, but that the Fund had achieved performance over three-year and five-year time periods ending December 31 in the fourth and third quartiles, respectively, in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund had outperformed over one-year and five-year time periods when compared against the appropriate benchmark index, the Russell 2000 Growth Index, over the same time periods. The Board noted that RS Investments, LP began managing a sleeve of the Fund on October 3, 2003 and Westcap began managing a sleeve of Fund on July 23, 2003, and that the Fund’s performance had been satisfactory since RS and Westcap began managing the Fund. The Board further noted that, subject to shareholder approval, it was anticipated that the Fund would be reorganized with the Strategic Partners Managed Small-Cap Growth Fund of Strategic Partners Mutual Funds, Inc. later in the year. The Board determined that the performance of the Fund was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds provided by Lipper Inc. The Fund’s management fee of 0.031% ranked in the first quartile in its Lipper 15(c) Peer Group. The Board accepted PI’s recommendation to continue the existing voluntary Fund expense cap of 1.850%. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Small Capitalization Value Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the second quartile over one-year and three-year periods ending December 31 and performance that was in the first quartile over a five-year period ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund outperformed against its

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benchmark index over the same time periods. The Board noted that two of the Fund’s subadvisers, Lee Munder Investments, Ltd. (“Lee Munder”) and JP Morgan Investment Management, Inc. (“JP Morgan”) had been approved as new subadvisers for the Fund at a previous meeting of the Board, but that they had not yet assumed responsibility for managing Fund assets. As a result, the Board only reviewed the separate performance records of the Fund’s existing subadvisers, EARNEST Partners LLC and NFJ Investment Group, with respect to the “sleeves” of the Fund managed by each of the subadvisers. The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds provided by Lipper Inc. The Fund’s management fee of 0.700% ranked in the first quartile in its Lipper 15(c) Peer Group. The Board accepted PI’s recommendation to discontinue the Fund’s existing voluntary cap on Fund expenses of 1.95%, because the Fund’s current net total expense ratio of 1.581% was well beneath the expense cap. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Total Return Bond Fund. The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the second quartile over a one-year period ending December 31 and performance that was in the first quartile over three-year and five-year periods ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund outperformed against its benchmark index, the Lehman Brothers U.S. Aggregate Bond Index, over the same time periods. The Board determined that the Fund’s performance was satisfactory.

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds provided by Lipper Inc. The Fund’s management fees of 0.299% ranked in the first quartile in its Lipper 15(c) Peer Group. The Board accepted PI’s recommendation to maintain the Fund’s existing voluntary cap on Fund expenses of 1.05% until the completion of the pending merger of Strategic Partners Bond Fund into the Fund, and to discontinue the expense cap following the completion of the merger, based on PI’s advice that the Fund’s net total expense ratio following the completion of the merger was expected to be lower than the current expense cap. The Board concluded that the management and subadvisory fees are reasonable.

Strategic Partners Style Specific Funds

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	6.99%	–11.19%	–5.36%
Class B	7.16	–11.04	–5.32
Class C	11.16	–10.86	–5.15

Average Annual Total Returns (Without Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	13.22%	–10.18%	–4.43%
Class B	12.16	–10.86	–5.15
Class C	12.16	–10.86	–5.15

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

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Source: Prudential Investments LLC and Lipper Inc.

Inception date: 11/3/99.

The graph compares a $10,000 investment in the Strategic Partners Large Capitalization Growth Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2005) as measured on a quarterly basis. The S&P 500 Index and the Russell 1000 Growth Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Style Specific Funds

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	14.58%	9.43% (9.35)	6.91% (6.85)
Class B	15.38	9.72 (9.64)	7.03 (6.97)
Class C	19.38	9.85 (9.77)	7.15 (7.09)

Average Annual Total Returns (Without Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	21.25%	10.67% (10.59)	7.97% (7.91)
Class B	20.38	9.85 (9.78)	7.16 (7.09)
Class C	20.38	9.85 (9.77)	7.15 (7.09)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

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Source: Prudential Investments LLC and Lipper Inc.

Inception date: 11/3/99.

The graph compares a $10,000 investment in the Strategic Partners Large Capitalization Value Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Value Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2005) as measured on a quarterly basis. The S&P 500 Index and the Russell 1000 Value Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Strategic Partners Style Specific Funds

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	16.23% (15.53)	–6.44% (–7.03)	–1.73% (–2.27)
Class B	17.99 (17.22)	–6.12 (–6.73)	–1.54 (–2.10)
Class C	21.84 (21.08)	–5.97 (–6.58)	–1.40 (–1.96)

Average Annual Total Returns (Without Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	22.99% (22.25)	–5.38% (–5.97)	–0.76% (–1.30)
Class B	22.99 (22.22)	–5.94 (–6.56)	–1.38 (–1.94)
Class C	22.84 (22.08)	–5.97 (–6.58)	–1.40 (–1.96)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Visit our website at www.strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 11/3/99.

The graph compares a $10,000 investment in the Strategic Partners Small Capitalization Growth Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2005) as measured on a quarterly basis. The Russell 2000 Index and the Russell 2000 Growth Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Strategic Partners Style Specific Funds

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	23.15%	17.14% (17.10)	16.83% (16.80)
Class B	24.35	17.50 (17.46)	17.02 (16.99)
Class C	28.35	17.61 (17.57)	17.11 (17.08)

Average Annual Total Returns (Without Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	30.31%	18.47% (18.43)	17.98% (17.95)
Class B	29.35	17.61 (17.57)	17.11 (17.07)
Class C	29.35	17.61 (17.57)	17.11 (17.08)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 5.50%.

Visit our website at www.strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 11/3/99.

The graph compares a $10,000 investment in the Strategic Partners Small Capitalization Value Fund (Class A shares) with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2005) as measured on a quarterly basis. The Russell 2000 Index and the Russell 2000 Value Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2000 Index is an unmanaged index of the 2,000 smallest U.S. companies included in the Russell 3000 Index. It gives a broad look at how stock prices of smaller companies have performed. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Strategic Partners Style Specific Funds

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	0.65% (0.17)	6.06% (5.83)	5.85% (5.65)
Class B	–0.05 (–0.56)	6.35 (6.12)	6.05 (5.85)
Class C	3.88 (3.38)	6.51 (6.28)	6.18 (5.98)

Average Annual Total Returns (Without Sales Charges) as of 7/31/05
	One Year	Five Years	Since Inception
Class A	5.40% (4.89)	7.04% (6.81)	6.70% (6.50)
Class B	4.87 (4.37)	6.51 (6.28)	6.18 (5.98)
Class C	4.87 (4.36)	6.51 (6.28)	6.18 (5.98)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. Maximum sales charge is 4.50%.

Visit our website at www.strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 11/3/99.

The graph compares a $10,000 investment in the Strategic Partners Total Return Bond Fund (Class A shares) with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Govt/Credit Bond Index by portraying the initial account values at the commencement of operations for Class A shares (November 3, 1999) and the account values at the end of the current fiscal year (July 31, 2005) as measured on a quarterly basis. The Lehman Brothers U.S. Aggregate Bond Index and the Lehman Government/Credit Bond Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B and Class C shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through July 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Lehman Government/Credit Bond Index is an unmanaged index of publicly traded intermediate- and long-term government and corporate debt with an average maturity of 10 years. It gives a broad look at how bond prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of up to 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower, as indicated in parentheses.

Strategic Partners Style Specific Funds

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Funds has delegated to the Funds’ investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005, is available on the Funds’ website at www.strategicpartners.com and on the Commission’s website at www.sec.gov.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Maryanne Ryan,
Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS* (as of September 20, 2005)	EARNEST Partners, LLC	75 14th Street, Suite 2300 Atlanta, GA 30309

	Hotchkis and Wiley Capital Management, LLC	725 S. Figueroa Street Suite 3900 Los Angeles, CA 90017

	Jennison Associates, LLC	466 Lexington Avenue New York, NY 10017

	JP Morgan Investment Management, Inc.	522 Fifth Avenue New York, NY 10036

	Lee Munder Investments Ltd.	200 Claredon Street Boston, MA 02116

	NFJ Investment Group L.P.	2121 San Jacinto Suite 1840 Dallas, TX 75201

	Pacific Investment Management Company LLC	840 Newport Center Drive Newport Beach, CA 92660

	RS Investment Management, L.P.	388 Market Street Suite 1700 San Francisco, CA 94111

	Transamerica Asset Management LLC	11111 Santa Monica Boulevard Suite 820 Los Angeles, CA 90025

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

*	Investment Subadvisers are subject to change by the Manager.

CUSTODIAN*	The Bank of New York PFPC Trust Company	One Wall Street New York, NY 10286 400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Strategic Partners Style Specific Funds
FUND NAME	Class A		Class B		Class C
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Large Capitalization Growth	TBDAX	862934106	TBDBX	862934205	TBDCX	862934304
Large Capitalization Value	PLVAX	862934403	TLCBX	862934502	TLCCX	862934601
Small Capitalization Growth	PCZAX	862934700	PCZBX	862934809	PCZCX	862934882
Small Capitalization Value	PZVAX	862934874	PZVBX	862934866	PZVCX	862934858
Total Return Bond	TATRX	862934817	TBTRX	862934791	PTRCX	862934783

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus for the Funds contains this and other information about the Funds. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners Style Specific Funds, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). Each Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.strategicpartners.com approximately 60 days after the end of each fiscal quarter.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

*	Effective August 15, 2005, PFPC Trust Company became the custodian for SP Small Capitalization Value Fund and SP Total Return Bond Fund.

Strategic Partners Style Specific Funds
FUND NAME	Class A		Class B		Class C
	NASDAQ	CUSIP	NASDAQ	CUSIP	NASDAQ	CUSIP
Large Capitalization Growth	TBDAX	862934106	TBDBX	862934205	TBDCX	862934304
Large Capitalization Value	PLVAX	862934403	TLCBX	862934502	TLCCX	862934601
Small Capitalization Growth	PCZAX	862934700	PCZBX	862934809	PCZCX	862934882
Small Capitalization Value	PZVAX	862934874	PZVBX	862934866	PZVCX	862934858
Total Return Bond	TATRX	862934817	TBTRX	862934791	PTRCX	862934783

MFSP503E    IFS-A108792    Ed. 09/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended July 31, 2005 and July 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $97,060 and $88,900, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1) Audit	Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2005 was $84,500. There were no non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2004.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year if the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Strategic Partners Style Specific Funds

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date	September 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date	September 26, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date	September 26, 2005

*	Print the name and title of each signing officer under his or her signature.